UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05876

LORD ABBETT SERIES FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/09

Item 1:	Report(s) to Shareholders.

2009

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—All Value Portfolio

For the fiscal year ended December 31, 2009

Lord Abbett Series Fund — All Value Portfolio

Annual Report

For the fiscal year ended December 31, 2009

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund — All Value Portfolio’s performance for the fiscal year ended December 31, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Q: What were the overall market conditions during the fiscal year ended December 31, 2009?

A: After a difficult start to the year, the equity markets (as represented by the S&P 500® Index1) recovered during the balance of the period, ending the year up 26.46%. This improvement enabled some investors to recover a portion of their previous losses.

Overall, most equity asset classes and investing styles trended higher throughout the period. Mid cap stocks (as defined by the Russell MidCap® Index 2) generally outperformed large cap stocks (as measured by the Russell 1000® Index3) and small cap stocks (as measured by the Russell 2000® Index4). Growth stocks (as represented by the Russell 3000® Growth Index5) generally outperformed value stocks (as represented by the Russell 3000® Value Index6) for the fiscal year.

Q: How did the All Value Portfolio perform during the fiscal year ended December 31, 2009?

A: The Fund returned 25.97%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the

1

Russell 3000® Value Index, which had a total return of 19.76% in the same period.

Q: What were the most significant factors affecting performance?

A: The most significant contributors to the Fund’s performance relative to its benchmark for the 12-month period were the energy, healthcare, and consumer discretionary sectors.

Among the individual holdings that contributed to performance were consumer discretionary holding Wynn Resorts, Ltd., an operator of luxury hotels and destination casino resorts in Las Vegas, Nevada and in Macau, China; energy holding Williams Companies, Inc., an integrated natural gas company; and healthcare holding Schering-Plough Corp., a worldwide pharmaceutical company that discovers and markets new therapies and treatment programs.

The most significant detractors from the Fund’s performance relative to its benchmark for the 12-month period were the financial services, materials and processing, and technology sectors.

Among the individual holdings that detracted from performance were consumer staples holding The Kroger Company, an operator of supermarkets and convenience stores; financial services holding Aon Corp., an insurance services holding company; and materials and processing holding Barrick Gold Corp., an international gold company with operating mines and development projects.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

3  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

4  The Russell 2000® Index is composed of 2,000 securities with market values ranging from $25 million to $275 million. The Growth Index is comprised of securities in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth.

5  The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes.

6  The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or

2

when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During the period covered by this report, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2009; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 3000® Value Index and the Russell 1000® Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2009

	1 Year	5 Years	Life of Class
Class VC2	25.97%	3.29%	8.33%

1    Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on April 30, 2003.

2    The Class VC shares were first offered on April 30, 2003.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/09 – 12/31/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/09	12/31/2009	7/1/09 - 12/31/2009
Class VC
Actual	$1,000.00	$1,219.50	$6.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85
†	Net expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2009

Sector*	%**
Consumer Discretionary	12.34%
Consumer Staples	1.38%
Energy	16.40%
Financial Services	18.59%
Healthcare	22.17%
Materials & Processing	5.85%
Producer Durables	14.03%
Technology	8.43%
Short-Term Investment	0.81%
Total	100.00%
*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2009

Investments	Shares	Value (000)
LONG-TERM INVESTMENTS 98.71%

COMMON STOCKS 97.65%

Advertising Agencies 1.20%
Omnicom Group, Inc.	33,100	$1,296

Aerospace 2.02%
Curtiss-Wright Corp.	12,200	382
General Dynamics Corp.	8,713	594
United Technologies Corp.	17,234	1,196

Total		2,172

Air Transportation 0.27%
Bristow Group, Inc.*	7,500	288

Asset Management & Custodian 0.67%
State Street Corp.	16,500	718

Auto Parts 1.55%
Autoliv, Inc. (Sweden)(a)	9,708	421
WABCO Holdings, Inc.	48,500	1,251

Total		1,672

Automobiles 2.23%
Ford Motor Co.*	178,600	1,786
Honda Motor Co., Ltd. ADR	18,200	617

Total		2,403

Banks: Diversified 5.94%
Bank of America Corp.	75,300	1,134
City National Corp.	23,500	1,072
Commerce Bancshares, Inc.	20,960	812
Cullen/Frost Bankers, Inc.	27,800	1,390
KeyCorp	101,400	563
PNC Financial Services Group, Inc. (The)	6,300	333
SunTrust Banks, Inc.	22,900	465
Wells Fargo & Co.	23,600	637

Total		6,406

Investments	Shares	Value (000)
Biotechnology 3.37%
Amgen, Inc.*	49,700	$2,812
Onyx Pharmaceuticals, Inc.*	28,000	822

Total		3,634

Building Materials 0.41%
Quanex Building Products Corp.	19,150	325
Trex Co., Inc.*	5,800	114

Total		439

Casinos & Gambling 0.31%
International Game Technology	17,700	332

Chemical: Diversified 0.34%
Celanese Corp. Series A	11,500	369

Commercial Services 1.06%
Accenture plc Class A (Ireland)(a)	27,579	1,145

Commercial Services: Rental & Leasing 0.26%
GATX Corp.	9,900	285

Computer Services, Software & Systems 5.83%
Adobe Systems, Inc.*	42,800	1,574
Autodesk, Inc.*	23,300	592
Intuit, Inc.*	31,500	967
McAfee, Inc.*	19,200	779
Microsoft Corp.	60,300	1,839
VeriFone Holdings, Inc.*	32,200	527

Total		6,278

Computer Technology 1.19%
EMC Corp.*	27,831	486
Hewlett-Packard Co.	15,500	798

Total		1,284

Consumer Lending 1.16%
Berkshire Hathaway, Inc. Class B*	382	1,255

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2009

Investments	Shares	Value (000)
Diversified Financial Services 6.55%
Capital One Financial Corp.	39,552	$1,516
JPMorgan Chase & Co.	47,400	1,975
Lazard Ltd. Class A	46,800	1,777
Morgan Stanley	33,700	998
Raymond James Financial, Inc.	33,500	796

Total		7,062

Diversified Manufacturing Operations 3.47%
Eaton Corp.	27,070	1,722
Honeywell International, Inc.	22,500	882
ITT Corp.	22,800	1,134

Total		3,738

Diversified Materials & Processing 0.25%
Hexcel Corp.*	20,800	270

Diversified Retail 0.24%
Nordstrom, Inc.	7,000	263

Engineering & Contracting Services 0.52%
Jacobs Engineering Group, Inc.*	15,000	564

Financial Data & Systems 0.83%
MasterCard, Inc. Class A	3,496	895

Foods 0.74%
J.M. Smucker Co. (The)	12,900	797

Gas Pipeline 1.98%
El Paso Corp.	122,300	1,202
EQT Corp.	21,300	935

Total		2,137

Gold 2.15%
Barrick Gold Corp. (Canada)(a)	58,772	2,314

Healthcare Facilities 1.78%
DaVita, Inc.*	32,700	1,921

Investments	Shares	Value (000)
Healthcare Management Services 2.23%
CIGNA Corp.	32,500	$1,146
Humana, Inc.*	28,705	1,260

Total		2,406

Healthcare Services 1.46%
McKesson Corp.	25,100	1,569

Hotel/Motel 2.42%
Marriott International, Inc. Class A	38,839	1,058
Starwood Hotels & Resorts Worldwide, Inc.	34,000	1,243
Wynn Resorts Ltd.	5,200	303

Total		2,604

Household Equipment/Products 0.72%
Fortune Brands, Inc.	17,900	773

Insurance: Multi-Line 1.74%
ACE Ltd. (Switzerland)*(a)	7,400	373
Aon Corp.	9,900	380
Markel Corp.*	1,700	578
MetLife, Inc.	15,424	545

Total		1,876

Leisure Time 0.15%
Carnival Corp. Unit*	5,000	158

Luxury Items 0.52%
Fossil, Inc.*	16,600	557

Machinery: Industrial 1.09%
EnPro Industries, Inc.*	17,200	454
Kennametal, Inc.	27,700	718

Total		1,172

Medical & Dental Instruments & Supplies 4.16%
C.R. Bard, Inc.	9,917	773
Cooper Cos., Inc. (The)	18,300	698
Patterson Cos., Inc.*	38,200	1,069
Stryker Corp.	22,800	1,148

See Notes to Financial Statements.

8

Schedule of Investments (continued)

December 31, 2009

Investments	Shares	Value (000)
Medical & Dental Instruments & Supplies (continued)
Zimmer Holdings, Inc.*	13,500	$798

Total		4,486

Medical Equipment 2.32%
Thermo Fisher Scientific, Inc.*	28,500	1,359
Varian Medical Systems, Inc.*	24,400	1,143

Total		2,502

Metal Fabricating 1.31%
Reliance Steel & Aluminum Co.	32,700	1,413

Metals & Minerals: Diversified 0.10%
Agnico-Eagle Mines Ltd. (Canada)(a)	2,000	108

Miscellaneous: Consumer Staples 0.63%
Diageo plc ADR	9,800	680

Oil: Crude Producers 3.75%
Apache Corp.	6,400	660
Noble Energy, Inc.	11,500	819
Southwestern Energy Co.*	16,500	795
XTO Energy, Inc.	37,900	1,763

Total		4,037

Oil: Integrated 6.47%
Cenovus Energy, Inc. (Canada)(a)	30,500	769
Chevron Corp.	8,100	624
EnCana Corp. (Canada)(a)	30,500	988
Exxon Mobil Corp.	37,500	2,557
Williams Cos., Inc. (The)	96,600	2,036

Total		6,974

Oil Well Equipment & Services 4.12%
Halliburton Co.	48,600	1,462
Helmerich & Payne, Inc.	11,100	443

Investments	Shares	Value (000)
Schlumberger Ltd.	14,500	$944
Smith International, Inc.	23,000	625
Superior Energy Services, Inc.*	39,800	967

Total		4,441

Pharmaceuticals 6.74%
Abbott Laboratories	44,170	2,385
AmerisourceBergen Corp.	62,300	1,624
Warner Chilcott plc Class A (Ireland)*(a)	70,600	2,010
Watson Pharmaceuticals, Inc.*	31,448	1,246

Total		7,265

Producer Durables: Miscellaneous 0.59%
SPX Corp.	11,600	635

Railroads 1.97%
Canadian National Railway Co. (Canada)(a)	9,400	511
Kansas City Southern*	48,500	1,615

Total		2,126

Scientific Instruments: Control & Filter 2.32%
Parker Hannifin Corp.	20,513	1,105
Robbins & Myers, Inc.	42,800	1,007
Roper Industries, Inc.	7,400	388

Total		2,500

Scientific Instruments: Electrical 0.11%
AMETEK, Inc.	3,000	115

Securities Brokerage & Services 0.55%
Charles Schwab Corp. (The)	31,300	589

Semiconductors & Components 1.37%
Micron Technology, Inc.*	98,200	1,037
Xilinx, Inc.	17,486	438

Total		1,475

See Notes to Financial Statements.

9

Schedule of Investments (concluded)

December 31, 2009

Investments	Shares	Value (000)
Specialty Retail 1.71%
American Eagle Outfitters, Inc.	45,700	$776
Children’s Place Retail Stores, Inc. (The)*	12,300	406
Lowe’s Cos., Inc.	28,200	660

Total		1,842

Steel 1.26%
Nucor Corp.	15,100	704
United States Steel Corp.	11,900	656

Total		1,360

Textiles Apparel & Shoes 1.24%
Guess?, Inc.	5,300	224
NIKE, Inc. Class B	10,700	707
Timberland Co. (The) Class A*	22,500	403

Total		1,334

Truckers 0.28%
Heartland Express, Inc.	20,000	305

Total Common Stocks (cost $92,802,428)		105,239

PREFERRED STOCK 1.06%

Banks: Diversified
Bank of America Corp.* (cost $1,143,000)	76,200	1,137

Total Long-Term Investments (cost $93,945,428)		106,376

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 0.80%

Repurchase Agreement
Repurchase Agreement dated 12/31/2009, Zero Coupon due 1/4/2010 with Fixed Income Clearing Corp. collateralized by $875,000 of Federal National Mortgage Assoc. 1.722% due 5/10/2011; value: $881,563; proceeds: $863,923 (cost $863,923)	$864	$864

Total Investments in Securities 99.51% (cost $94,809,351)		107,240

Cash and Other Assets in Excess of Liabilities 0.49%		529

Net Assets 100.00%		$107,769

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

December 31, 2009

ASSETS:
Investments in securities, at value (cost $94,809,351)	$107,240,100
Cash	2,190
Receivables:
Investment securities sold	977,526
Capital shares sold	64,893
Dividends	63,425
From advisor (See Note 3)	11,539
Prepaid expenses	1,033
Total assets	108,360,706
LIABILITIES:
Payables:
Investment securities purchased	320,422
Management fee	64,591
Capital shares reacquired	47,618
Directors’ fees	3,650
Fund administration	3,445
Accrued expenses and other liabilities	152,175
Total liabilities	591,901
NET ASSETS	$107,768,805
COMPOSITION OF NET ASSETS:
Paid-in capital	$108,339,955
Undistributed net investment income	27,004
Accumulated net realized loss on investments and foreign currency related transactions	(13,028,903)
Net unrealized appreciation on investments	12,430,749
Net Assets	$107,768,805
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	7,240,365
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.88

See Notes to Financial Statements.

11

Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $11,460)	$1,222,787
Interest	277
Total investment income	1,223,064
Expenses:
Management fee	670,046
Shareholder servicing	325,716
Professional	38,311
Fund administration	35,736
Reports to shareholders	32,607
Custody	16,932
Directors’ fees	2,812
Other	2,133
Gross expenses	1,124,293
Expense reductions (See Note 7)	(189)
Management fees waived and expenses reimbursed (See Note 3)	(96,692)
Net expenses	1,027,412
Net investment income	195,652
Net realized and unrealized gain (loss):
Net realized loss on investments and foreign currency related transactions	(5,385,837)
Net change in unrealized appreciation/depreciation on investments	27,388,821
Net realized and unrealized gain	22,002,984
Net Increase in Net Assets Resulting From Operations	$22,198,636

See Notes to Financial Statements.

12

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Operations:
Net investment income	$195,652	$515,467
Net realized loss on investments and foreign currency related transactions	(5,385,837)	(7,629,201)
Net change in unrealized appreciation/depreciation on investments	27,388,821	(23,361,470)
Net increase (decrease) in net assets resulting from operations	22,198,636	(30,475,204)
Distributions to shareholders from:
Net investment income	(165,971)	(515,508)
Net realized gain	–	(590,433)
Total distributions to shareholders	(165,971)	(1,105,941)
Capital share transactions (See Note 10):
Proceeds from sales of shares	25,661,346	19,957,124
Reinvestment of distributions	165,971	1,105,941
Cost of shares reacquired	(16,975,453)	(14,344,503)
Net increase in net assets resulting from capital share transactions	8,851,864	6,718,562
Net increase (decrease) in net assets	30,884,529	(24,862,583)
NET ASSETS:
Beginning of year	$76,884,276	$101,746,859
End of year	$107,768,805	$76,884,276
Undistributed (distributions in excess of) net investment income	$27,004	$(2,572)

See Notes to Financial Statements.

13

Financial Highlights

	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$11.83	$16.84	$16.48	$14.82	$13.95

Investment operations:

Net investment income(a)	.03	.08	.10	.11	.09

Net realized and unrealized gain (loss)	3.04	(4.92)	1.01	2.06	.88

Total from investment operations	3.07	(4.84)	1.11	2.17	.97

Distributions to shareholders from:

Net investment income	(.02)	(.08)	(.09)	(.09)	(.05)

Net realized gain	–	(.09)	(.66)	(.42)	(.05)

Total distributions	(.02)	(.17)	(.75)	(.51)	(.10)

Net asset value, end of year	$14.88	$11.83	$16.84	$16.48	$14.82

Total Return(b)	25.97%	(28.67)%	6.72%	14.64%	6.95%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fees waived and expenses reimbursed	1.15%	1.15%	1.15%	1.15%	1.14%

Expenses, including expense reductions, management fees waived and expenses reimbursed	1.15%	1.15%	1.15%	1.15%	1.14%

Expenses, excluding expense reductions, management fees waived and expenses reimbursed	1.26%	1.27%	1.24%	1.30%	1.75%

Net investment income	.22%	.56%	.55%	.69%	.66%

Supplemental Data:
Net assets, end of year (000)	$107,769	$76,884	$101,747	$75,940	$34,277

Portfolio turnover rate	85.09%	81.82%	62.96%	59.92%	34.89%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

14

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios (the “Funds”). This report covers All Value Portfolio (the “Fund”). The Fund is diversified as defined in the Act.

The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund offers Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns

15

Notes to Financial Statements (continued)

remains open for the fiscal years ended December 31, 2006 through December 31, 2009. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–In accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly SFAS 157), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

16

Notes to Financial Statements (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$105,239	$–	$–	$105,239
Preferred Stock	1,137	–	–	1,137
Repurchase Agreement	–	864	–	864
Total	$106,376	$864	$–	$107,240
*	See Schedule of Investments for values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2009, the effective management fee, before waivers and expenses reimbursed, was at an annualized rate of .75% of the Fund’s average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund’s average daily net assets.

For the period January 1, 2009 through April 30, 2009, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that total annual operating expenses (excluding management fee) did not exceed an annual rate of .40% of average daily net assets.

Effective May 1, 2009, Lord Abbett voluntarily agreed to waive a portion of its management fee and, if necessary, reimburse the Fund to the extent necessary so that total annual operating expenses do not exceed an annual rate of 1.15% of average daily net assets.

Lord Abbett may stop or change the level of the voluntary waiver or reimbursement at any time.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’

17

Notes to Financial Statements (continued)

accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2009, the Fund incurred expenses of $312,688 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	Year Ended 12/31/09	Year Ended 12/31/08
Distributions paid from:
Ordinary income	$165,971	$515,508
Net long-term capital gains	–	590,433
Total distributions paid	$165,971	$1,105,941

As of December 31, 2009, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$30,654
Total undistributed earnings	$30,654
Capital loss carryforwards*	(12,476,053)
Temporary differences	(306,856)
Unrealized gains – net	12,181,105
Total accumulated losses – net	$(571,150)
*	As of December 31, 2009, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$3,313,767	$9,162,286	$12,476,053

Certain losses incurred after October 31 (“Post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer net capital losses of $303,206 during fiscal 2009.

18

Notes to Financial Statements (continued)

As of December 31, 2009, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$95,058,995
Gross unrealized gain	14,788,192
Gross unrealized loss	(2,607,087)
Net unrealized security gain	$12,181,105

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2009 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(105)	$105

The permanent differences are attributable to the tax treatment of foreign currency transactions.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2009 were as follows:

Purchases	Sales
$84,405,389	$73,870,090

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2009.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

19

Notes to Financial Statements (concluded)

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-cap stocks. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares sold	2,046,125	1,369,134
Reinvestment of distributions	11,057	98,569
Shares reacquired	(1,314,208)	(1,011,996)
Increase	742,974	455,707

11.    SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC Topic 855 (formerly SFAS 165), Subsequent Events, adopted by the Fund as of December 31, 2009, management has evaluated subsequent events existing in the Fund’s financial statements through February 16, 2010. Management has determined that there were no material subsequent events that would require recognition or additional disclosure in the Fund’s financial statements through this date.

12.    RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued Accounting Standards Update 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 provides clarifications to existing disclosures required by ASC 820 as well as amends ASC 820 to require certain new disclosures. ASU 2010-06 is substantially effective for interim and annual reporting periods beginning after December 15, 2009. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Fund’s financial statement disclosures.

20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the All Value Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the All Value Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2010

21

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995, Chairman since 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).	Currently serves as director of Crane Co. (since 1984), Huttig Building Products Inc. (since 1998) and R.H. Donnelley Inc. (since 2009).

22

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

23

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the titles and positions listed under the “Principal Occupation” column indicate the officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst — other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Director and Portfolio Manager, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

25

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

26

Approval of Advisory Contract

At meetings held on December 16 and 17, 2009, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC. (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the “performance universe”) and to the investment performance of an appropriate securities index, (2) information on the expense ratios, effective management fee rates, and other expense components, for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett’s financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Fund was in the third quintile of its peer group for the nine-month period and in the first quintile for the one-year, three-year, and five-year periods. The Board also observed that the investment performance was lower than that of the Lipper Variable Underlying Funds Multi-Cap Value Index for the nine-month period and higher than that of the Index for the one-year, three-year, and five-year periods. The Board also noted that the Fund’s investment objective, strategy, and investment team were identical to those of Securities Trust — Fundamental Equity Fund and that the performance of the Class A shares of Fundamental Equity Fund was in the second quintile of its performance universe and higher than the relevant Lipper index for the ten-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment

27

objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board also observed that in 2009 one of the Fund’s portfolio managers, Howard E. Hansen, had left Lord Abbett, with Robert P. Fetch continuing as portfolio manager for the Fund, assisted by Deepak Khanna. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group information was based, and noted that such periods ended before September 30, 2009. The Board noted that the expense levels of the peer group likely would have been different for periods ending September 30, 2009, due to the lower asset levels prevailing in the mutual fund industry during much of 2009. The Board also observed that the Fund’s transfer agency expenses were likely to decrease in 2010, as a result of renegotiation of the transfer agency agreement. It also considered the amount and nature of the fees paid by shareholders. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement through April 30, 2009 that limited all expenses other than management fees to not more than 0.40%, but that Lord Abbett had not entered into a new agreement, and instead had made voluntary reimbursements that had the effect of keeping the total expense ratio at 1.15%, which reimbursements it could end at any time. The Board observed that for the year-to-date period ended September 30, 2009 (annualized) the contractual management and administrative services fee rates were approximately four basis points above the median of the peer group and the actual management and administrative services fee rates were approximately fourteen basis points above the median of the peer group. The Board observed that for the year-to-date period ended September 30, 2009 (annualized) the Fund’s total expense ratio was approximately nine basis points above the median of the peer group. The Board also considered that Lord Abbett voluntarily intended to waive its management fee and/or administrative service fee and/or voluntarily reimburse expenses to maintain the current expense ratio, and considered what the Fund’s expense ratio likely would be if Lord Abbett did not voluntarily waive its fees or reimburse any expenses and how that expense ratio would compare to that of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had decreased in its 2009 fiscal

28

year, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

For corporate shareholders, 100% of the ordinary income distribution paid by the Fund during the fiscal year ended December 31, 2009 qualified for the dividends received deduction.

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

All Value Portfolio

LASFAV-2-1209

(02/10)

2009

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—America’s Value Portfolio

For the fiscal year ended December 31, 2009

Lord Abbett Series Fund — America’s Value Portfolio

Annual Report

For the fiscal year ended December 31, 2009

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund — America’s Value Portfolio’s performance for the fiscal year ended December 31, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Q: What were the overall market conditions during the fiscal year ended December 31, 2009?

A: After a difficult start to the year, the equity markets (as represented by the S&P 500® Index1) recovered during the balance of the period, ending the year up 26.46%. This improvement enabled some investors to recover a portion of their previous losses.

Overall, most equity asset classes and investing styles trended higher throughout the period. Mid cap stocks (as defined by the Russell MidCap® Index 2) generally outperformed large cap stocks (as measured by the Russell 1000® Index3) and small cap stocks (as measured by the Russell 2000® Index4). Growth stocks (as represented by the Russell 3000® Growth Index5) generally outperformed value stocks (as represented by the Russell 3000® Value Index6) for the fiscal year.

In the fixed income market, the assumption of credit risk was rewarded in the 12-month period. In general, lower credit quality securities outperformed those with higher credit quality ratings. The investment-grade corporate bond market (as measured by the Barclays Capital U.S. Aggregate Bond Index7)

1

returned 5.93% while high-yield bonds (as measured by the BofA Merrill Lynch High Yield Master II Constrained Index8) returned 58.10%. Specifically, the BofA Merrill Lynch U.S. High Yield CCC-Rated Index9 led major bond indexes with a total return of 96.79%, followed by the BofA Merrill Lynch U.S. High Yield B-Rated Index9 up 47.64%, and the BofA Merrill Lynch U.S. High Yield BB-Rated Index 9 up 45.21%. This trend was similar within convertible securities, with lower-rated credits outperforming higher-rated by a wide margin.

Q: How did the America’s Value Portfolio perform during the fiscal year ended December 31, 2009?

A: The Fund returned 23.41%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P 500 Index, which posted a total return of 26.46% in the same period.

Note: Lord Abbett America’s Value Portfolio is not a balanced fund and has the capability to adjust equity and fixed-income allocations, based on relative value in the market and the investment team’s proprietary fundamental research.

Q: What were the most significant factors affecting performance?

As the market continued to reflect expectations for better economic conditions ahead, the composition of the portfolio was further adjusted to benefit from the change in sentiment.

The Fund continued to build its equity and convertible allocation throughout the year. The portfolio’s security selection in the telecommunication services sector contributed to relative performance. In the consumer staples sector, the portfolio’s security selection detracted from relative performance as many stable global companies did not advance to the extent of the broader market, as measured by the S&P 500 Index. The portfolio’s underweight in the consumer discretionary sector detracted from performance as this sector was a top performer in the benchmark.

Within the fixed-income portion of the portfolio, as the year progressed, the Fund maintained an overweight in the high-yield sector. This helped performance as the high-yield market continued to post strong returns. The Fund also deemphasized interest-rate sensitive holdings in the portfolio in favor of credit-sensitive ‘BBB’ investment-grade corporates. After reducing allocations of ‘AAA’ rated agency mortgage-backed securities (MBS) and agency debt throughout the year, the portfolio had a zero allocation to all such positions by fiscal year-end. This benefited performance as corporate spreads continued to tighten significantly.

The Fund’s portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

3  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

4  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

5  The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes.

6  The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

7  The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, nonconvertible, and dollar denominated. The index covers the investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

8  The BofA Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The BofA Merrill Lynch High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

9  The BofA Merrill Lynch U.S. High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market (includes Yankee bonds). The indexes for CCC, B, BB, and speculative are part of the BofA Merrill Lynch U.S. High Yield Index, with the only difference being the addition of a ratings filter.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

During the period covered in this report, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2009; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500® Index and the 60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2009

	1 Year	5 Years	Life of Class
Class VC2	23.41%	2.24%	7.34%

1     Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund’s performance. Performance for the index begins on April 30, 2003.

2    The Class VC shares were first offered on April 30, 2003.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/09 – 12/31/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/09	12/31/09	7/1/09 - 12/31/09
Class VC
Actual	$1,000.00	$1,182.20	$6.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.42	$5.85
†	Net expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2009

Sector*	%**
Consumer Discretionary	10.42%
Consumer Staples	9.66%
Energy	11.21%
Financials	13.34%
Healthcare	11.72%
Industrials	9.61%
Information Technology	13.65%
Materials	6.03%
Telecommunication Services	5.64%
Utilities	4.44%
Short-Term Investment	4.28%
Total	100.00%
*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2009

Investments	Shares (000)	Value
LONG-TERM INVESTMENTS 95.27%

COMMON STOCKS 54.46%

Aerospace & Defense 1.21%
DigitalGlobe, Inc.*	5	$121,000
Hexcel Corp.*	25	324,500
Honeywell International, Inc.	8	294,000
Lockheed Martin Corp.	4	263,725
Moog, Inc. Class A*	14	409,220

Total		1,412,445

Automobiles 0.32%
Honda Motor Co., Ltd. ADR	11	372,900

Beverages 0.62%
PepsiCo, Inc.	12	729,600

Biotechnology 1.51%
Amgen, Inc.*	7	367,705
BioMarin Pharmaceutical, Inc.*	17	319,770
Celgene Corp.*	15	835,200
Genzyme Corp.*	5	245,050

Total		1,767,725

Capital Markets 1.41%
Bank of New York Mellon Corp. (The)	18	489,475
Franklin Resources, Inc.	3	316,050
Morgan Stanley	8	236,800
State Street Corp.	9	391,860
T. Rowe Price Group, Inc.	4	213,000

Total		1,647,185

Chemicals 1.06%
Dow Chemical Co. (The)	15	414,450
Monsanto Co.	7	531,375
Rockwood Holdings, Inc.*	13	294,500

Total		1,240,325

Commercial Banks 1.88%
Fifth Third Bancorp	25	243,750

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2009

Investments	Shares (000)	Value
Commercial Banks (continued)
PNC Financial Services Group, Inc. (The)	10	$527,900
SunTrust Banks, Inc.	11	213,045
U.S. Bancorp	30	675,300
Wells Fargo & Co.	20	539,800

Total		2,199,795

Commercial Services & Supplies 0.29%
R.R. Donnelley & Sons Co.	15	334,050

Communications Equipment 0.98%
JDS Uniphase Corp.*	35	288,750
QUALCOMM, Inc.	19	855,810

Total		1,144,560

Computers & Peripherals 2.58%
Apple, Inc.*	5	948,870
Hewlett-Packard Co.	20	1,030,200
International Business Machines Corp.	5	654,500
QLogic Corp.*	20	377,400

Total		3,010,970

Construction Materials 0.35%
Cemex SAB de CV ADR*	34	406,608

Consumer Finance 0.39%
Capital One Financial Corp.	12	460,080

Distributors 0.46%
Genuine Parts Co.	14	531,440

Diversified Financial Services 2.10%
Bank of America Corp.	52	783,120
JPMorgan Chase & Co.	40	1,666,800

Total		2,449,920

Diversified Telecommunication Services 2.88%
AT&T, Inc.	60	1,681,800
CenturyTel, Inc.	12	434,520
Qwest Communications International, Inc.	125	526,250
Verizon Communications, Inc.	15	496,950

See Notes to Financial Statements.

8

Schedule of Investments (continued)

December 31, 2009

Investments	Shares (000)	Value
Diversified Telecommunication Services (continued)
Windstream Corp.	20	$219,800

Total		3,359,320

Electric: Utilities 0.41%
UniSource Energy Corp.	15	482,850

Electrical Equipment 0.76%
Baldor Electric Co.	8	210,675
Emerson Electric Co.	16	681,600

Total		892,275

Electronic Equipment, Instruments & Components 0.62%
Corning, Inc.	12	231,720
FLIR Systems, Inc.*	15	490,800

Total		722,520

Energy Equipment & Services 0.92%
Halliburton Co.	15	451,350
Transocean Ltd. (Switzerland)*(a)	8	621,000

Total		1,072,350

Food & Staples Retailing 1.84%
CVS Caremark Corp.	10	322,100
Ingles Markets, Inc. Class A	32	478,108
Kroger Co. (The)	10	205,300
SUPERVALU, INC.	18	228,780
Wal-Mart Stores, Inc.	17	908,650

Total		2,142,938

Food Products 3.34%
Campbell Soup Co.	21	709,800
H.J. Heinz Co.	27	1,154,520
Kellogg Co.	23	1,223,600
Kraft Foods, Inc. Class A	30	815,400

Total		3,903,320

Hotels, Restaurants & Leisure 1.58%
Carnival Corp. Unit*	9	269,365
Marriott International, Inc. Class A	19	507,749

See Notes to Financial Statements.

9

Schedule of Investments (continued)

December 31, 2009

Investments	Shares (000)		Value
Hotels, Restaurants & Leisure (continued)
McDonald’s Corp.	10		$624,400
Starwood Hotels & Resorts Worldwide, Inc.	12		438,840

Total			1,840,354

Household Products 0.57%
Procter & Gamble Co. (The)	11		666,930

Industrial Conglomerates 1.05%
3M Co.	7		578,690
General Electric Co.	43		650,590

Total			1,229,280

Information Technology Services 0.79%
SAIC, Inc.*	40		757,600
SRA International, Inc. Class A*	9		162,350

Total			919,950

Insurance 1.19%
ACE Ltd. (Switzerland)*(a)	17		856,800
MetLife, Inc.	15		537,037

Total			1,393,837

Internet Software & Services 0.21%
Sohu.com, Inc. (China)*(a)	4		246,304

Machinery 1.94%
Actuant Corp. Class A	25		463,250
Danaher Corp.	8		564,000
Oshkosh Corp.	6		222,180
Snap-on, Inc.	24		1,014,240

Total			2,263,670

Media 0.47%
CCH I LLC Class A(b)	3		121,055
Charter Communications, Inc. Class A*(c)	—	(d)	28,329
Walt Disney Co. (The)	13		403,125

Total			552,509

Metals & Mining 0.56%
Allegheny Technologies, Inc.	6		246,235

See Notes to Financial Statements.

10

Schedule of Investments (continued)

December 31, 2009

Investments	Shares (000)	Value
Metals & Mining (continued)
Titanium Metals Corp.*	13	$156,500
United States Steel Corp.	5	248,040

Total		650,775

Multi-Line Retail 1.57%
J.C. Penney Co., Inc.	13	332,625
Kohl’s Corp.*	10	539,300
Nordstrom, Inc.	5	187,900
Target Corp.	16	773,920

Total		1,833,745

Multi-Utilities 0.29%
Ameren Corp.	12	335,400

Oil, Gas & Consumable Fuels 7.10%
Chevron Corp.	26	2,009,439
ConocoPhillips	29	1,455,495
Continental Resources, Inc.*	9	364,565
Devon Energy Corp.	4	257,250
EOG Resources, Inc.	16	1,508,150
Exxon Mobil Corp.	16	1,091,040
Hess Corp.	9	550,550
Marathon Oil Corp.	14	437,080
Petroleo Brasileiro SA ADR	9	381,510
XTO Energy, Inc.	5	232,650

Total		8,287,729

Pharmaceuticals 5.14%
Bristol-Myers Squibb Co.	30	757,500
Johnson & Johnson	17	1,094,970
Merck & Co., Inc.	10	365,400
Mylan, Inc.*	115	2,123,136
Pfizer, Inc.	62	1,127,780
Teva Pharmaceutical Industries Ltd. ADR	9	528,092

Total		5,996,878

Road & Rail 1.14%
Burlington Northern Santa Fe Corp.	8	788,960

See Notes to Financial Statements.

11

Schedule of Investments (continued)

December 31, 2009

Investments	Shares (000)	Value
Road & Rail (continued)
Union Pacific Corp.	9	$543,150

Total		1,332,110

Semiconductors & Semiconductor Equipment 1.34%
Broadcom Corp. Class A*	17	534,650
Intel Corp.	21	428,400
Micron Technology, Inc.*	35	369,600
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	20	229,933

Total		1,562,583

Software 3.11%
Adobe Systems, Inc.*	17	625,260
Citrix Systems, Inc.*	17	707,370
Microsoft Corp.	57	1,737,930
Oracle Corp.	23	564,420

Total		3,634,980

Specialty Retail 0.20%
Home Depot, Inc. (The)	8	231,440

Textiles, Apparel & Luxury Goods 0.28%
NIKE, Inc. Class B	5	330,350

Total Common Stocks (cost $58,880,447)		63,592,000

	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 8.70%

Aerospace & Defense 0.62%
GenCorp, Inc.	2.25%	11/15/2024	$225	202,781
L-3 Communications Holdings, Inc.	3.00%	8/1/2035	500	527,500

Total				730,281

Beverages 0.33%
Molson Coors Brewing Co.	2.50%	7/30/2013	350	388,500

Biotechnology 1.44%
BioMarin Pharmaceutical, Inc.	2.50%	3/29/2013	350	449,313
Gilead Sciences, Inc.	0.625%	5/1/2013	700	867,125

See Notes to Financial Statements.

12

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Biotechnology (continued)
Millipore Corp.	3.75%	6/1/2026	$350	$362,688

Total				1,679,126

Commercial Services & Supplies 0.49%
CRA International, Inc.	2.875%	6/15/2034	250	246,563
FTI Consulting, Inc.	3.75%	7/15/2012	200	322,500

Total				569,063

Communications Equipment 0.26%
Ciena Corp.	0.25%	5/1/2013	400	304,000

Computers & Peripherals 0.66%
NetApp, Inc.	1.75%	6/1/2013	150	186,750
SanDisk Corp.	1.00%	5/15/2013	700	587,125

Total				773,875

Electrical Equipment 0.60%
General Cable Corp. (2.25% after 11/15/19)	4.50%	11/15/2029	231	238,796
Roper Industries, Inc.	Zero Coupon	1/15/2034	700	459,375

Total				698,171

Electronic Equipment, Instruments & Components 0.37%
Itron, Inc.	2.50%	8/1/2026	350	438,375

Energy Equipment & Services 0.20%
SunPower Corp.	4.75%	4/15/2014	200	228,750

Healthcare Providers & Services 0.40%
Five Star Quality Care, Inc.	3.75%	10/15/2026	575	465,031

Information Technology Services 0.47%
Symantec Corp.	0.75%	6/15/2011	500	546,250

Metals & Mining 0.69%
ArcelorMittal (Luxembourg)(a)	5.00%	5/15/2014	150	249,188
Newmont Mining Corp.	1.25%	7/15/2014	350	438,375
Newmont Mining Corp.	3.00%	2/15/2012	90	113,850

Total				801,413

Pharmaceuticals 0.79%
Teva Pharmaceutical Finance Co. BV (Israel)(a)	1.75%	2/1/2026	750	928,125

See Notes to Financial Statements.

13

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Value
Real Estate Management & Development 0.28%
ProLogis	2.25%	4/1/2037	$350		$326,375

Semiconductors & Semiconductor Equipment 0.53%
Advanced Micro Devices, Inc.	5.75%	8/15/2012	130		128,863
Intel Corp.	2.95%	12/15/2035	500		485,000

Total					613,863

Software 0.57%
EMC Corp.	1.75%	12/1/2011	400		488,000
Sybase, Inc.†	3.50%	8/15/2029	150		178,500

Total					666,500

Total Convertible Bonds (cost $9,788,491)					10,157,698

			Shares (000)
CONVERTIBLE PREFERRED STOCKS 5.61%

Commercial Banks 0.98%
Wells Fargo & Co.	7.50%		1		1,147,500

Diversified Financial Services 1.27%
AMG Capital Trust I	5.10%		12		480,000
Bank of America Corp.	7.25%		—	(d)	615,300
Bank of America Corp.	10.00%		9		134,280
Citigroup, Inc.	7.50%		2		250,416

Total					1,479,996

Electric: Utilities 0.31%
FPL Group, Inc.	8.375%		7		365,050

Food Products 1.13%
Archer Daniels Midland Co.	6.25%		18		784,980
Bunge Ltd.	4.875%		6		537,000

Total					1,321,980

Insurance 0.36%
XL Capital Ltd.	10.75%		15		418,800

Metals & Mining 0.25%
Freeport-McMoRan Copper & Gold, Inc.	6.75%		3		288,000

See Notes to Financial Statements.

14

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate		Shares (000)		Value
Oil, Gas & Consumable Fuels 0.62%
El Paso Corp.	4.99%		—	(d)	$723,200

Pharmaceuticals 0.68%
Mylan, Inc.	6.50%		—	(d)	797,300

Thrifts & Mortgage Finance 0.01%
Fannie Mae	8.75%		6		10,680

Total Convertible Preferred Stocks (cost $6,455,200)					6,552,506

		Maturity Date	Principal Amount (000)
FLOATING RATE LOANS(e) 0.38%

Diversified Financial Services 0.20%
Nuveen Investments, Inc. 2nd Lien Term Loan	12.50%	7/31/2015	$225		235,406

Electronic Equipment, Instruments & Components 0.18%
Palm, Inc. Term Loan	3.76%	10/24/2014	249		216,412

Total Floating Rate Loans (cost $429,507)					451,818

			Shares (000)
FOREIGN COMMON STOCKS(f) 3.52%

China 0.30%

Metals & Mining
China Zhongwang Holdings Ltd.*			442		352,389

France 0.49%

Automobiles 0.30%
Renault SA*			7		353,456

Commercial Banks 0.19%
BNP Paribas SA			3		222,725

Total					576,181

See Notes to Financial Statements.

15

Schedule of Investments (continued)

December 31, 2009

Investments			Shares (000)	Value
Germany 1.18%

Diversified Telecommunication Services 0.32%
Deutsche Telekom AG Registered Shares			25	$372,613

Household Products 0.55%
Henkel KGaA			14	641,149

Metals & Mining 0.31%
ThyssenKrupp AG			10	358,818

Total				1,372,580

Greece 0.18%

Commercial Banks
National Bank of Greece SA*			8	211,547

Japan 0.30%

Household Durables
Sony Corp.			12	348,861

Switzerland 1.07%

Capital Markets 0.20%
Credit Suisse Group AG Registered Shares			5	232,844

Food Products 0.32%
Nestle SA Registered Shares			8	371,670

Pharmaceuticals 0.55%
Roche Holding Ltd. AG			4	641,127

Total				1,245,641

Total Foreign Common Stocks (cost $4,155,788)				4,107,199

	Interest Rate	Maturity Date	Principal Amount (000)
HIGH YIELD CORPORATE BONDS 22.58%

Aerospace & Defense 0.22%
GeoEye, Inc.†	9.625%	10/1/2015	$250	258,438

Air Freight & Logistics 0.25%
Park-Ohio Industries, Inc.	8.375%	11/15/2014	375	289,687

See Notes to Financial Statements.

16

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Auto Components 0.09%
Cooper-Standard Automotive, Inc.(g)	8.375%	12/15/2014	$100	$26,000
Goodyear Tire & Rubber Co. (The)	10.50%	5/15/2016	75	83,250

Total				109,250

Automobiles 0.31%
TRW Automotive, Inc.†	8.875%	12/1/2017	350	365,750

Beverages 0.17%
Constellation Brands, Inc.	8.125%	1/15/2012	200	201,750

Capital Markets 0.41%
International Lease Finance Corp.	6.375%	3/25/2013	250	205,686
Raymond James Financial, Inc.	8.60%	8/15/2019	250	270,911

Total				476,597

Chemicals 0.62%
Dow Chemical Co. (The)	8.55%	5/15/2019	150	179,271
Equistar Chemicals LP(g)	7.55%	2/15/2026	200	143,000
INEOS Group Holdings plc (United Kingdom)†(a)	8.50%	2/15/2016	600	406,500

Total				728,771

Commercial Banks 0.19%
Zions Bancorp	7.75%	9/23/2014	250	220,834

Commercial Services & Supplies 0.37%
Bunge NA Finance LP	5.90%	4/1/2017	175	173,487
First Data Corp.	9.875%	9/24/2015	275	257,812

Total				431,299

Communications Equipment 0.22%
Hughes Network Systems LLC	9.50%	4/15/2014	250	259,375

Construction & Engineering 0.14%
K. Hovnanian Enterprises, Inc.†	10.625%	10/15/2016	150	157,500

Consumer Finance 0.56%
American Express Credit Corp.	7.30%	8/20/2013	350	393,675
Ford Motor Credit Co. LLC	8.00%	6/1/2014	250	256,933

Total				650,608

See Notes to Financial Statements.

17

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Containers & Packaging 1.11%
Ball Corp.	7.375%	9/1/2019	$425	$438,812
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	350	326,375
Graphic Packaging International Corp.	9.50%	8/15/2013	250	259,375
Sealed Air Corp.†	7.875%	6/15/2017	250	266,667

Total				1,291,229

Diversified Financial Services 1.13%
Capital One Capital VI	8.875%	5/15/2040	250	268,125
New York City Industrial Development Agency†	11.00%	3/1/2029	200	222,316
RBS Global & Rexnord Corp.	8.875%	9/1/2016	350	306,250
RBS Global & Rexnord Corp.	9.50%	8/1/2014	100	100,750
RBS Global & Rexnord Corp.	11.75%	8/1/2016	350	348,250
Wachovia Capital Trust III	5.80%	3/29/2049	100	77,500

Total				1,323,191

Diversified Telecommunication Services 1.65%
Cincinnati Bell, Inc.	7.00%	2/15/2015	500	496,250
SBA Telecommunications, Inc.†	8.25%	8/15/2019	300	319,500
Syniverse Technologies, Inc.	7.75%	8/15/2013	500	499,375
Windstream Corp.	7.00%	3/15/2019	650	611,000

Total				1,926,125

Electric: Utilities 1.86%
Central Illinois Light Co.	8.875%	12/15/2013	300	339,758
Edison Mission Energy	7.75%	6/15/2016	700	598,500
Illinois Power Co.	9.75%	11/15/2018	150	186,812
Northeast Utilities	5.65%	6/1/2013	360	372,703
RRI Energy, Inc.	6.75%	12/15/2014	182	186,550
Texas Competitive Electric Holdings Co. LLC	10.25%	11/1/2015	600	489,000

Total				2,173,323

Electrical Equipment 0.49%
Baldor Electric Co.	8.625%	2/15/2017	400	411,000
Roper Industries, Inc.	6.625%	8/15/2013	150	163,492

Total				574,492

Electronic Equipment, Instruments & Components 0.27%
Agilent Technologies, Inc.	5.50%	9/14/2015	300	314,844

See Notes to Financial Statements.

18

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Energy Equipment & Services 0.08%
Hornbeck Offshore Services, Inc. Series B	6.125%	12/1/2014	$100	$93,875

Food & Staples Retailing 0.44%
Duane Reade, Inc.	11.75%	8/1/2015	350	381,500
Rite Aid Corp.	9.375%	12/15/2015	150	132,750

Total				514,250

Healthcare Equipment & Supplies 0.57%
Bausch & Lomb, Inc.	9.875%	11/1/2015	25	26,500
Biomet, Inc.	10.00%	10/15/2017	200	218,250
HCA, Inc.	9.125%	11/15/2014	400	423,000

Total				667,750

Healthcare Providers & Services 0.58%
Community Health Systems, Inc.	8.875%	7/15/2015	400	415,000
United Surgical Partners International, Inc. PIK	9.25%	5/1/2017	250	256,250

Total				671,250

Hotels, Restaurants & Leisure 1.15%
Hyatt Hotels Corp.†	5.75%	8/15/2015	355	357,552
McDonald’s Corp.	5.00%	2/1/2019	350	366,488
River Rock Entertainment Authority (The)	9.75%	11/1/2011	20	18,950
Starwood Hotels & Resorts Worldwide, Inc.	7.875%	10/15/2014	300	322,125
Station Casinos, Inc.(g)	6.50%	2/1/2014	250	2,500
Wendy’s/Arby’s Restaurants LLC	10.00%	7/15/2016	250	273,750

Total				1,341,365

Household Durables 0.51%
Beazer Homes USA, Inc.	8.375%	4/15/2012	75	70,875
Lennar Corp.	12.25%	6/1/2017	250	302,500
Whirlpool Corp.	8.60%	5/1/2014	200	226,659

Total				600,034

Independent Power Producers & Energy Traders 0.94%
AES Corp. (The)	8.00%	10/15/2017	325	335,156
Dynegy Holdings, Inc.	8.375%	5/1/2016	250	238,750
Mirant Americas Generation LLC	9.125%	5/1/2031	350	316,750
NRG Energy, Inc.	7.25%	2/1/2014	200	203,000

Total				1,093,656

See Notes to Financial Statements.

19

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Information Technology Services 0.41%
SunGard Data Systems, Inc.	10.25%		8/15/2015	$450	$481,500

Insurance 0.18%
Liberty Mutual Group, Inc.†	10.75%		6/15/2058	200	214,000

Leisure Equipment & Products 0.53%
Expedia, Inc.†	8.50%		7/1/2016	175	190,094
Speedway Motorsports, Inc.	8.75%		6/1/2016	400	424,000

Total					614,094

Media 1.25%
Affinion Group, Inc.	11.50%		10/15/2015	475	499,937
Barrington Broadcasting Group LLC	10.50%		8/15/2014	275	194,563
CBS Corp.	8.875%		5/15/2019	250	299,576
Mediacom Broadband LLC	8.50%		10/15/2015	250	253,750
Mediacom Communications Corp.†	9.125%		8/15/2019	100	102,500
WMG Acquisition Corp.†	9.50%		6/15/2016	100	107,625

Total					1,457,951

Metals & Mining 0.76%
Aleris International, Inc.(g)	10.00%		12/15/2016	125	938
Freeport-McMoRan Copper & Gold, Inc.	8.375%		4/1/2017	425	466,013
Noranda Aluminum Acquisition Corp. PIK	5.274%	#	5/15/2015	321	250,469
Teck Resources Ltd. (Canada)(a)	9.75%		5/15/2014	150	173,812

Total					891,232

Multi-Line Retail 0.28%
Macy’s Retail Holdings, Inc.	8.875%		7/15/2015	300	332,250

Multi-Utilities 0.61%
Black Hills Corp.	9.00%		5/15/2014	350	399,507
NiSource Finance Corp.	10.75%		3/15/2016	250	308,409

Total					707,916

Oil, Gas & Consumable Fuels 2.25%
Cameron International Corp.	6.375%		7/15/2018	100	106,836
Chesapeake Energy Corp.	7.625%		7/15/2013	200	210,500
Continental Resources, Inc.†	8.25%		10/1/2019	500	527,500
El Paso Corp.	7.00%		6/15/2017	100	99,679

See Notes to Financial Statements.

20

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oil, Gas & Consumable Fuels (continued)
El Paso Corp.	7.25%	6/1/2018	$250	$248,250
Forest Oil Corp.	7.25%	6/15/2019	200	198,500
Quicksilver Resources, Inc.	8.25%	8/1/2015	300	309,000
Tennessee Gas Pipeline Co.	7.00%	10/15/2028	250	267,727
Williams Cos., Inc. (The)	8.125%	3/15/2012	600	659,078

Total				2,627,070

Personal Products 0.30%
Elizabeth Arden, Inc.	7.75%	1/15/2014	350	346,500

Real Estate Investment Trusts 0.15%
Host Hotels & Resorts LP	6.375%	3/15/2015	175	172,375

Specialty Retail 0.52%
Brookstone Co., Inc.	12.00%	10/15/2012	250	167,500
Limited Brands, Inc.†	8.50%	6/15/2019	400	437,000

Total				604,500

Textiles, Apparel & Luxury Goods 0.24%
INVISTA†	9.25%	5/1/2012	70	71,400
Levi Strauss & Co.	9.75%	1/15/2015	200	211,000

Total				282,400

Thrifts & Mortgage Finance 0.00%
Washington Mutual Bank(g)	6.875%	6/15/2011	275	2,750

Wireless Telecommunication Services 0.77%
MetroPCS Wireless, Inc.	9.25%	11/1/2014	350	356,125
Sprint Capital Corp.	6.90%	5/1/2019	350	323,750
Wind Acquisition Finance SA (Italy)†(a)	11.75%	7/15/2017	100	109,750
Wind Acquisition Finance SA (Italy)†(a)	12.00%	12/1/2015	100	107,500

Total				897,125

Total High Yield Corporate Bonds (cost $26,491,108)				26,366,906

			Shares (000)
NON-CONVERTIBLE PREFERRED STOCK 0.01%

Agency/Government Related
Fannie Mae* (cost $213,465)			9	9,350

See Notes to Financial Statements.

21

Schedule of Investments (concluded)

December 31, 2009

Investments	Shares (000)	Value
WARRANT 0.01%

Media
Charter Communications, Inc. (11/30/2014 at $46.86)* (cost $4,456)	1	$7,956

Total Long-Term Investments (cost $106,418,462)		111,245,433

	Principal Amount (000)
SHORT-TERM INVESTMENT 4.26%

Repurchase Agreement
Repurchase Agreement dated 12/31/2009, Zero Coupon due 1/4/2010 with Fixed Income Clearing Corp. collateralized by $4,820,000 of Federal Home Loan Mortgage Corp. 4.125% due 2/24/2011; value: $5,073,050; proceeds: $4,972,758 (cost $4,972,758)	$4,973	4,972,758

Total Investments in Securities 99.53% (cost $111,391,220)		116,218,191

Cash and Assets in Excess of Liabilities 0.47%		545,817

Net Assets 100.00%		$116,764,008

ADR	American Depositary Receipt.
PIK	Payment-in-kind.
Unit	More than one class of securities traded together.
*	Non-income producing security.
#	Variable rate security. The interest rate represents the rate at December 31, 2009.
†

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Foreign security traded in U.S. dollars.
(b)	Restricted security. The Fund acquired 3,410 shares in a private placement on June 11, 2009 for a cost of $63,938. The fair value price per share on December 31, 2009 is $35.50.
(c)	Restricted Security. The Fund acquired 798 shares in a private placement on November 30, 2009 for a cost of $16,459. The fair value price per share on December 31, 2009 is $35.50.
(d)	Amount is less than 1,000 shares.
(e)

Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate shown is the rate(s) in effect at December 31, 2009.

(f)	Investment in non-U.S. dollar denominated securities.
(g)	Defaulted Security.

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

December 31, 2009

ASSETS:
Investments in securities, at value (cost $111,391,220)	$116,218,191
Cash	14,057
Receivables:
Interest and dividends	735,969
From advisor (See Note 3)	16,238
Capital shares sold	12,851
Prepaid expenses and other assets	1,150
Total assets	116,998,456
LIABILITIES:
Payables:
Management fee	70,675
Capital shares reacquired	20,438
Directors’ fees	5,618
Fund administration	3,769
Accrued expenses and other liabilities	133,948
Total liabilities	234,448
NET ASSETS	$116,764,008
COMPOSITION OF NET ASSETS:
Paid-in capital	$134,493,592
Distributions in excess of net investment income	(118,786)
Accumulated net realized loss on investments and foreign currency related transactions	(22,438,867)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,828,069
Net Assets	$116,764,008
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	9,743,267
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$11.98

See Notes to Financial Statements.

23

Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $14,281)	$1,954,971
Interest	2,728,412
Total investment income	4,683,383
Expenses:
Management fee	752,168
Shareholder servicing	367,143
Reports to shareholders	60,608
Professional	41,332
Fund administration	40,116
Custody	9,178
Directors’ fees	3,239
Other	3,297
Gross expenses	1,277,081
Expense reductions (See Note 7)	(221)
Management fees waived and expenses reimbursed (See Note 3)	(123,536)
Net expenses	1,153,324
Net investment income	3,530,059
Net realized and unrealized gain (loss):
Net realized loss on investments and foreign currency related transactions	(8,106,514)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	26,519,676
Net realized and unrealized gain	18,413,162
Net Increase in Net Assets Resulting From Operations	$21,943,221

See Notes to Financial Statements.

24

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Operations:
Net investment income	$3,530,059	$4,263,735
Net realized loss on investments and foreign currency related transactions	(8,106,514)	(13,902,651)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	26,519,676	(24,031,453)
Net increase (decrease) in net assets resulting from operations	21,943,221	(33,670,369)
Distributions to shareholders from:
Net investment income	(3,660,866)	(4,493,981)
Net realized gain on investments	–	(2,697,232)
Total distributions to shareholders	(3,660,866)	(7,191,213)
Capital share transactions (See Note 10):
Proceeds from sales of shares	18,566,088	16,172,374
Reinvestment of distributions	3,660,864	7,191,210
Cost of shares reacquired	(16,323,673)	(18,598,569)
Net increase in net assets resulting from capital share transactions	5,903,279	4,765,015
Net increase (decrease) in net assets	24,185,634	(36,096,567)
NET ASSETS:
Beginning of year	$92,578,374	$128,674,941
End of year	$116,764,008	$92,578,374
Distributions in excess of net investment income	$(118,786)	$(67,711)

See Notes to Financial Statements.

25

Financial Highlights

	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$10.02	$14.79	$15.28	$13.93	$13.83

Investment operations:

Net investment income(a)	.38	.49	.47	.39	.39

Net realized and unrealized gain (loss)	1.97	(4.41)	.02	1.64	.14

Total from investment operations	2.35	(3.92)	.49	2.03	.53

Distributions to shareholders from:

Net investment income	(.39)	(.53)	(.48)	(.37)	(.30)

Net realized gain	—	(.32)	(.50)	(.31)	(.13)

Total distributions	(.39)	(.85)	(.98)	(.68)	(.43)

Net asset value, end of year	$11.98	$10.02	$14.79	$15.28	$13.93

Total Return(b)	23.41%	(26.19)%	3.16%	14.55%	3.78%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fees waived and expenses reimbursed	1.15%	1.14%	1.15%	1.15%	1.15%

Expenses, including expense reductions, management fees waived and expenses reimbursed	1.15%	1.14%	1.14%	1.15%	1.15%

Expenses, excluding expense reductions, management fees waived and expenses reimbursed	1.27%	1.29%	1.20%	1.27%	1.33%

Net investment income	3.52%	3.83%	2.92%	2.67%	2.77%

Supplemental Data:
Net assets, end of year (000)	$116,764	$92,578	$128,675	$97,741	$62,971

Portfolio turnover rate	54.60%	69.31%	28.41%	35.51%	31.65%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

26

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios (the “Funds”). This report covers America’s Value Portfolio (the “Fund”). The Fund is diversified as defined in the Act.

The investment objective of the Fund is to seek current income and capital appreciation. The Fund offers Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and asked quotations from dealers in loans on the basis of prices supplied by independent pricing services. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

27

Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended December 31, 2006 through December 31, 2009. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(h)	When-Issued or Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

28

Notes to Financial Statements (continued)

(i)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which a Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, a Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, a Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. As of December 31, 2009, the Fund had no unfunded loan commitments.

(j)	Fair Value Measurements–In accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly SFAS 157), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;

29

Notes to Financial Statements (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1	Level 2	Level 3	Total
Common Stocks	$63,470,945	$121,055	$–	$63,592,000
Convertible Bonds	–	10,157,698	–	10,157,698
Convertible Preferred Stocks	4,015,006	2,537,500	–	6,552,506
Floating Rate Loans	–	451,818	–	451,818
Foreign Common Stocks	–	4,107,199	–	4,107,199
High Yield Corporate Bonds	–	26,366,906	–	26,366,906
Non-Convertible Preferred Stock	9,350	–	–	9,350
Warrant	–	7,956	–	7,956
Repurchase Agreement	–	4,972,758	–	4,972,758
Total	$67,495,301	$48,722,890	$–	$116,218,191
*	See Schedule of Investments for values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2009, the effective management fee, before waivers and expenses reimbursed, was at an annualized rate of .75% of the Fund’s average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund’s average daily net assets.

For the period January 1, 2009 through April 30, 2009, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that total annual operating expenses (excluding management fee) did not exceed an annual rate of .40% of average daily net assets.

Effective May 1, 2009, Lord Abbett voluntarily agreed to waive a portion of its management fee and, if necessary, reimburse the Fund to the extent necessary so that total annual operating expenses do not exceed an annual rate of 1.15% of average daily net assets.

30

Notes to Financial Statements (continued)

Lord Abbett may stop or change the level of the voluntary waiver or reimbursement at any time.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2009, the Fund incurred expenses of $351,012 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	Year Ended 12/31/09	Year Ended 12/31/08
Distributions paid from:
Ordinary income	$3,660,866	$4,636,136
Net long-term capital gains	–	2,555,077
Total distributions paid	$3,660,866	$7,191,213

As of December 31, 2009, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$28,865
Total undistributed earnings	$28,865
Capital loss carryforwards*	(22,006,126)
Temporary differences	(348,008)
Unrealized gains – net	4,595,685
Total accumulated losses – net	$(17,729,584)
*	As of December 31, 2009, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$11,260,400	$10,745,726	$22,006,126

31

Notes to Financial Statements (continued)

Certain losses incurred after October 31 (“Post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer net capital losses of $341,271 and net ordinary losses of $1,120 during fiscal 2009.

As of December 31, 2009, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$111,623,604
Gross unrealized gain	10,701,985
Gross unrealized loss	(6,107,398)
Net unrealized security gain	$4,594,587

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of premium amortization, wash sales and certain securities.

Permanent items identified during the fiscal year ended December 31, 2009 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$79,732	$(79,732)

The permanent differences are attributable to the tax treatment of premium amortization, certain securities, foreign currency transactions, and paydown gains and losses.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2009 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$1,023,477	$55,329,655	$7,507,543	$45,704,023
*Includes	U.S. Government sponsored enterprises securities.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

32

Notes to Financial Statements (continued)

7.    EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The value of the Fund’s equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund’s assessment of a company’s value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The value of the Fund’s fixed income holdings, and consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield debt securities (sometimes called “lower-rated debt securities” or “junk bonds”) in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases their securities.

A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. The prepayment rate also will affect the price and volatility of a mortgage-related security.

The Fund may invest up to 20% of its net assets in foreign securities, which may present increased market, liquidity, currency, political information and other risks.

These factors can affect the Fund’s performance.

33

Notes to Financial Statements (concluded)

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares sold	1,751,146	1,265,102
Reinvestment of distributions	304,818	745,203
Shares reacquired	(1,548,265)	(1,474,559)
Increase	507,699	535,746

11.    SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC Topic 855 (formerly SFAS 165), Subsequent Events, adopted by the Fund as of December 31, 2009, management has evaluated subsequent events existing in the Fund’s financial statements through February 16, 2010. Management has determined that there were no material subsequent events that would require recognition or additional disclosure in the Fund’s financial statements through this date.

12.    RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued Accounting Standards Update 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 provides clarifications to existing disclosures required by ASC 820 as well as amends ASC 820 to require certain new disclosures. ASU 2010-06 is substantially effective for interim and annual reporting periods beginning after December 15, 2009. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Fund’s financial statement disclosures.

34

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the America’s Value Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, brokers and agent banks. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the America’s Value Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2010

35

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995, Chairman since 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).	Currently serves as director of Crane Co. (since 1984), Huttig Building Products Inc. (since 1998) and R.H. Donnelley Inc. (since 2009).

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

36

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the titles and positions listed under the “Principal Occupation” column indicate the officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.

37

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC
(2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies
(2000 - 2005).

38

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

David J. Linsen (1974)	Vice President	Elected in 2008	Director and Portfolio Manager, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

39

Approval of Advisory Contract

At meetings held on December 16 and 17, 2009, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC. (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the “performance universe”) and to the investment performance of an appropriate securities index, (2) information on the expense ratios, effective management fee rates, and other expense components, for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett’s financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board noted the Fund tended to invest to a greater degree in below investment grade fixed income securities and in mid-cap value equity securities than most of its competitors. The Board observed that the investment performance of the Fund was in the fourth quintile of its performance universe for the nine-month period, in the first quintile for the one-year period, and in the third quintile for the three-year and five-year periods. The Board also observed that the investment performance was lower than of the Lipper VUF Mixed-Asset Target Allocation Growth Index for the nine-month period and higher than that of the Index for the one-year, three-year, and five-year periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and

40

turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group information was based, and noted that such periods ended before September 30, 2009. The Board noted that the expense levels of the peer group likely would have been different for periods ending September 30, 2009, due to the lower asset levels prevailing in the mutual fund industry during much of 2009. The Board also observed that the Fund’s transfer agency expenses were likely to decrease in 2010, as a result of renegotiation of the transfer agency agreement. It also considered the amount and nature of the fees paid by shareholders. The Board observed that it and Lord Abbett had agreed to an expense reimbursement agreement through April 30, 2009 that limited all expenses other than management fees to 0.40%, but that Lord Abbett had not entered into a new agreement, and instead had made voluntary reimbursements that had the effect of keeping the total expense ratio at 1.15%, which reimbursements it could end at any time. The Board observed that for the nine months ended September 30, 2009 (annualized) the contractual management and administrative services fee rates were approximately twelve basis points above the median of the peer group and the actual management and administrative services fee rates were approximately sixteen basis points above the median of the peer group. The Board observed that for the nine months ended September 30, 2009 (annualized) the total expense ratio of the Fund was approximately ten basis points above the median of the peer group. The Board also considered that Lord Abbett voluntarily intended to waive its management fee and/or administrative service fee and/or voluntarily reimburse expenses to maintain the current expense ratio, and considered what the Fund’s expense ratio likely would be if Lord Abbett did not voluntarily waive its fees or reimburse any expenses and how that expense ratio would compare to that of the peer group. The Board observed that the Fund had a different strategy from most of the Funds in its peer group, because it invested to a greater degree in mid-cap equity securities, rather than large-cap equity securities, and in below investment grade debt, rather than investment grade debt, and that those differences limited the validity of the comparison to the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had decreased in its 2009 fiscal

41

year, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

42

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

For corporate shareholders, 43.40% of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 2009 qualified for the dividends received deduction.

43

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

America’s Value Portfolio

LASFAMV-2-1209

(02/10)

2009

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—

Bond Debenture Portfolio

For the fiscal year ended December 31, 2009

Lord Abbett Series Fund — Bond Debenture Portfolio

Annual Report

For the fiscal year ended December 31, 2009

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund – Bond Debenture Portfolio’s performance for the fiscal year ended December 31, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio managers. We encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Q: What were the overall market conditions during the fiscal year ended December 31, 2009?

A: During the last twelve months policymakers continued to respond aggressively to the economic and financial crisis and the U.S. economy has gradually rebounded from the recession that began in December 2007. Global coordinated rate cuts, capital infusions into banks, development of the Troubled Asset Relief Program (TARP), the establishment of a commercial paper funding facility, the FDIC-backed Temporary Liquidity Guarantee Program (TLGP), the Term Asset-Backed Securities Loan Facility (TALF), and Public-Private Investment Program (PPIP) were among a number of emergency programs put in place to ease the crisis. As the credit crisis eased, investors’ tolerance for risk began to return. In many segments of the bond market, prices rose, yields fell, and spreads narrowed.

The fed funds rate was lowered in mid-December 2008, from 1.00% to a range of 0.00–0.25%. Economic sluggishness,

combined with quiescent inflation, prompted the Fed to since keep its target for the fed funds rate at 0.00–0.25%.

In the fixed income market, the assumption of credit risk was rewarded in the 12-month period. In general, lower credit quality securities outperformed those with higher credit quality ratings. The investment grade corporate bond market (as measured by the Barclays Capital U.S. Aggregate Bond Index1) returned 5.93% while high-yield bonds (as measured by the BofA Merrill Lynch High Yield Master II Constrained Index2) rose 58.10%. Specifically, the BofA Merrill Lynch U.S. High Yield CCC-Rated Index3 led major bond indexes with a total return of 96.79%, followed by the BofA Merrill Lynch U.S. High Yield B-Rated Index3 up 47.64%, and the BofA Merrill Lynch U.S. High Yield BB-Rated Index3 up 45.21%. This trend was similar within convertible securities, with lower-rated credits outperforming higher-rated by a wide margin.

Q: How did the Bond Debenture Portfolio perform during the fiscal year ended December 31, 2009?

A: The Fund returned 34.31%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 5.93% over the same period.

Q: What were the most significant factors affecting performance?

A: The Bond Debenture Portfolio is a multi-sector bond fund with portfolio holdings in the high-yield bond, convertible, investment-grade bond, equity, and mortgage/Treasury sectors.

The Fund’s performance was helped by increased exposure to credit sensitive assets – high-yield, high-grade corporates, and convertible securities – and decreased positions in more rate sensitive holdings such as Treasuries and agency mortgage-backed securities (MBS). The bond market’s rally during the year was led by lower-rated credits, thus the portfolio benefited from increased positions in lower quality credits. At the industry level, among the industries contributing the most to performance were the health services, gas distribution, and chemical industries.

All industries had positive returns, however the returns within printing and publishing and theaters and entertainment were among the lowest. Although the printing and publishing sector has recovered some losses experienced during the recession, it continues to be challenged by the decline in print advertising sales due to the weak economic environment. The portfolio’s holdings in agency, agency MBS, and Treasuries were among those contributing the least to performance. Being higher quality, more defensive holdings, these securities did not participate in the credit rally.

The Fund’s portfolio is actively managed and, therefore, its holdings and weighting of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit www.lordabbett.com. Read the prospectus carefully before investing.

1  The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, nonconvertible, and dollar denominated. The index covers the investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

2  The BofA Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The BofA Merrill Lynch High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

3  The BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. The indexes for CCC, B, BB, and speculative are part of the BofA Merrill Lynch U.S. High Yield Index, with the only difference being the addition of a ratings filter.

Unless otherwise indicated, indexes are unmanaged and reflect total returns with all distributions reinvested, but do not reflect the deduction of fees, expenses, or taxes, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Note: During the period covered in this report, waivers and expense reimbursements were in place. Without such waivers and expense reimbursements, the Fund’s returns would have been lower.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2009; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Barclays Capital U.S. Aggregate Bond Index, the BofA Merrill Lynch High Yield Master II Constrained Index, and the 60% BofA Merrill Lynch High Yield Master II Constrained Index/20% Barclays Capital U.S. Aggregate Bond Index/20% BofA Merrill Lynch All Convertible Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2009

	1 Year	5 Years	Life of Class
Class VC2	34.31%	5.43%	7.51%

1    Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on December 3, 2001.

2    The Class VC shares were first offered on December 3, 2001.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/09 – 12/31/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/09	12/31/09	7/1/09 - 12/31/09
Class VC*
Actual	$1,000.00	$1,160.90	$4.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.83	$4.43
†	Net expenses are equal to the Fund’s annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
*	The annualized expenses of the Fund have been restated to 0.90%. Had these restated expenses been in place throughout the most recent one-half year period, expenses paid during the period would have been:

	Actual	Hypothetical (5% Return Before Expenses)
Class VC	$4.90	$4.58

Portfolio Holdings Presented by Sector

December 31, 2009

Sector*	%**	Sector*	%**
Agency	1.17%	Insurance	1.56%
Banking	3.85%	Media	5.84%
Basic Industry	8.79%	Real Estate	0.66%
Brokerage	0.52%	Services Cyclical	8.73%
Capital Goods	10.27%	Services Non-Cyclical	7.29%
Consumer Cyclical	7.20%	Technology & Electronics	7.32%
Consumer Non-Cyclical	6.97%	Telecommunications	7.14%
Energy	11.88%	Utility	6.05%
Finance & Investment	1.29%	Short-Term Investment	3.46%
Government Guaranteed	0.01%	Total	100.00%
*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2009

Investments	Shares (000)	Value
LONG-TERM INVESTMENTS 94.96%

COMMON STOCKS 0.58%

Electric: Integrated 0.06%
CMS Energy Corp.	18	$280,345

Media: Cable 0.44%
CCH I LLC Class A(a)	45	1,614,292
Charter Communications, Inc. Class A*(b)	11	378,111

Total		1,992,403

Multi-Line Insurance 0.08%
MetLife, Inc.	11	374,144

Total Common Stocks (cost $1,588,597)		2,646,892

	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 11.74%

Aerospace/Defense 0.67%
Alliant Techsystems, Inc.	2.75%	2/15/2024	$750	855,937
GenCorp, Inc.	2.25%	11/15/2024	675	608,344
L-3 Communications Holdings, Inc.	3.00%	8/1/2035	1,500	1,582,500

Total				3,046,781

Agriculture 0.32%
Archer Daniels Midland Co.	0.875%	2/15/2014	1,400	1,473,500

Automotive 0.28%
Ford Motor Co.	4.25%	11/15/2016	1,000	1,258,750

Beverages 0.27%
Central European Distribution Corp. (Poland)(c)	3.00%	3/15/2013	475	405,531
Molson Coors Brewing Co.	2.50%	7/30/2013	750	832,500

Total				1,238,031

Building & Construction 0.07%
D.R. Horton, Inc.	2.00%	5/15/2014	300	333,750

Chemicals 0.12%
Ferro Corp.	6.50%	8/15/2013	600	535,500

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Computer Hardware 0.94%
Intel Corp.	2.95%	12/15/2035	$1,250	$1,212,500
NetApp, Inc.	1.75%	6/1/2013	750	933,750
SanDisk Corp.	1.00%	5/15/2013	2,500	2,096,875

Total				4,243,125

Diversified Capital Goods 0.14%
Ingersoll-Rand Co., Ltd.	4.50%	4/15/2012	300	617,250

Electronics 0.85%
Advanced Micro Devices, Inc.	5.75%	8/15/2012	533	528,336
Itron, Inc.	2.50%	8/1/2026	1,400	1,753,500
Millipore Corp.	3.75%	6/1/2026	1,500	1,554,375

Total				3,836,211

Health Services 0.32%
Fisher Scientific International, Inc.	3.25%	3/1/2024	500	666,250
NuVasive, Inc.	2.25%	3/15/2013	800	794,000

Total				1,460,250

Hotels 0.06%
Gaylord Entertainment Co.†	3.75%	10/1/2014	275	281,531

Integrated Energy 0.27%
Evergreen Solar, Inc.	4.00%	7/15/2013	550	287,375
SunPower Corp.	4.75%	4/15/2014	825	943,594

Total				1,230,969

Investments & Miscellaneous Financial Services 0.28%
Textron, Inc.	4.50%	5/1/2013	800	1,293,000

Machinery 0.36%
Roper Industries, Inc.	Zero Coupon	1/15/2034	2,500	1,640,625

Media: Broadcast 0.15%
Sinclair Broadcast Group, Inc.	6.00%	9/15/2012	835	696,181

Media: Cable 0.39%
Virgin Media, Inc.†	6.50%	11/15/2016	1,500	1,785,000

Media: Diversified 0.16%
Liberty Media LLC (convertible into Viacom, Inc., Class B and CBS Corp.)	3.25%	3/15/2031	1,200	720,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Metals/Mining (Excluding Steel) 0.60%
Newmont Mining Corp.	1.25%	7/15/2014	$800	$1,002,000
Newmont Mining Corp.	3.00%	2/15/2012	500	632,500
Patriot Coal Corp.	3.25%	5/31/2013	350	282,625
Placer Dome, Inc. (Canada)(c)	2.75%	10/15/2023	500	821,250

Total				2,738,375

Non-Food & Drug Retailers 0.08%
Saks, Inc.†	7.50%	12/1/2013	230	341,263

Oil Field Equipment & Services 0.08%
Hanover Compressor Co.	4.75%	1/15/2014	400	361,000

Pharmaceuticals 1.47%
ALZA Corp.	Zero Coupon	7/28/2020	1,000	931,250
BioMarin Pharmaceutical, Inc.	2.50%	3/29/2013	1,000	1,283,750
Gilead Sciences, Inc.	0.625%	5/1/2013	1,600	1,982,000
Teva Pharmaceutical Finance Co. BV (Israel)(c)	1.75%	2/1/2026	2,000	2,475,000

Total				6,672,000

Printing & Publishing 0.11%
Omnicom Group, Inc.	Zero Coupon	7/1/2038	500	493,750

Real Estate Development & Management 0.41%
ProLogis	2.25%	4/1/2037	2,000	1,865,000

Software/Services 1.17%
EMC Corp.	1.75%	12/1/2011	1,250	1,525,000
Equinix, Inc.	2.50%	4/15/2012	650	719,875
Sybase, Inc.†	3.50%	8/15/2029	1,000	1,190,000
Symantec Corp.	0.75%	6/15/2011	1,700	1,857,250

Total				5,292,125

Steel Producers/Products 0.14%
ArcelorMittal (Luxembourg)(c)	5.00%	5/15/2014	370	614,663

Support: Services 0.45%
CRA International, Inc.	2.875%	6/15/2034	835	823,519
FTI Consulting, Inc.	3.75%	7/15/2012	750	1,209,375

Total				2,032,894

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Telecommunications Equipment 1.03%
Ciena Corp.	0.25%	5/1/2013	$2,000	$1,520,000
General Cable Corp. (2.25% after 11/15/2019)~	4.50%	11/15/2029	1,387	1,433,811
JDS Uniphase Corp.	1.00%	5/15/2026	2,000	1,720,000

Total				4,673,811

Telecommunications: Integrated/Services 0.11%
Qwest Communications International, Inc.	3.50%	11/15/2025	500	521,250

Telecommunications: Wireless 0.44%
SBA Communications Corp.†	4.00%	10/1/2014	1,500	1,976,250

Total Convertible Bonds (cost $48,413,992)				53,272,835

			Shares (000)
CONVERTIBLE PREFERRED STOCKS 2.55%

Agency/Government Related 0.01%
Fannie Mae	8.75%		20	35,600

Banking 0.79%
Bank of America Corp.	7.25%		2	1,758,000
Wells Fargo & Co.	7.50%		2	1,836,000

Total				3,594,000

Gas Distribution 0.40%
El Paso Corp.	4.99%		1	904,000
Williams Cos., Inc. (The)	5.50%		9	910,238

Total				1,814,238

Investments & Miscellaneous Financial Services 0.47%
AMG Capital Trust I	5.10%		25	1,000,000
Citigroup, Inc.	7.50%		11	1,126,872

Total				2,126,872

Metals/Mining (Excluding Steel) 0.50%
Freeport-McMoRan Copper & Gold, Inc.	6.75%		8	921,600
Vale Capital Ltd. (Brazil)(c)	5.50%		25	1,348,750

Total				2,270,350

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Shares (000)	Value
Pharmaceuticals 0.38%
Mylan, Inc.	6.50%		2	$1,708,500

Total Convertible Preferred Stocks (cost $11,232,633)				11,549,560

			Principal Amount (000)
GOVERNMENT SPONSORED ENTERPRISES BOND 1.15%
Federal National Mortgage Assoc. (cost $5,141,354)	3.25%	4/9/2013	$5,000	5,193,210

HIGH YIELD CORPORATE BONDS 78.93%

Aerospace/Defense 1.56%
Esterline Technologies Corp.	6.625%	3/1/2017	650	637,000
Esterline Technologies Corp.	7.75%	6/15/2013	1,060	1,087,825
L-3 Communications Corp.	6.125%	1/15/2014	750	758,437
L-3 Communications Corp.	6.375%	10/15/2015	2,400	2,421,000
Moog, Inc.	6.25%	1/15/2015	550	523,188
Spirit AeroSystems, Inc.†	7.50%	10/1/2017	200	198,000
Triumph Group, Inc.†	8.00%	11/15/2017	550	557,563
Vought Aircraft Industries, Inc.	8.00%	7/15/2011	925	916,906

Total				7,099,919

Airlines 0.05%
Delta Air Lines, Inc.†	9.50%	9/15/2014	200	208,750

Apparel/Textiles 0.76%
Jones Apparel Group, Inc.	6.125%	11/15/2034	1,150	957,375
Levi Strauss & Co.	8.875%	4/1/2016	1,650	1,734,563
Quiksilver, Inc.	6.875%	4/15/2015	900	742,500

Total				3,434,438

Auto Loans 0.93%
Ford Motor Credit Co. LLC	7.25%	10/25/2011	2,250	2,273,207
Ford Motor Credit Co. LLC	9.75%	9/15/2010	500	516,011
Ford Motor Credit Co. LLC	9.875%	8/10/2011	1,350	1,413,998

Total				4,203,216

Auto Parts & Equipment 0.84%
Cooper-Standard Automotive, Inc.(d)	8.375%	12/15/2014	600	156,000
Goodyear Tire & Rubber Co. (The)	10.50%	5/15/2016	700	777,000
Stanadyne Corp.	10.00%	8/15/2014	375	343,125

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Value
Auto Parts & Equipment (continued)
Tenneco, Inc.	8.625%	11/15/2014		$625	$633,594
TRW Automotive, Inc.†	7.25%	3/15/2017		1,250	1,218,750
TRW Automotive, Inc.†	8.875%	12/1/2017		675	705,375

Total					3,833,844

Automotive 0.38%
Ford Motor Co.	7.45%	7/16/2031		1,375	1,222,031
Navistar International Corp.	8.25%	11/1/2021		475	489,250

Total					1,711,281

Banking 2.99%
American Express Credit Corp.	7.30%	8/20/2013		1,000	1,124,785
Bank of America Corp.	5.75%	12/1/2017		1,000	1,025,636
Capital One Capital VI	8.875%	5/15/2040		825	884,813
Discover Bank	8.70%	11/18/2019		500	536,573
GMAC, Inc.†	7.25%	3/2/2011		2,162	2,162,000
JPMorgan Chase & Co.	6.00%	1/15/2018		1,500	1,615,072
JPMorgan Chase & Co.	7.90%	–	(e)	750	776,126
Morgan Stanley	6.00%	4/28/2015		1,500	1,599,651
Royal Bank of Scotland Group plc (The) (United Kingdom)(c)	5.00%	11/12/2013		775	696,606
Royal Bank of Scotland Group plc (The) (United Kingdom)(c)	6.40%	10/21/2019		375	374,469
USB Capital IX	6.189%	–	(e)	600	488,250
Wachovia Capital Trust III	5.80%	–	(e)	750	581,250
Zions Bancorp	7.75%	9/23/2014		1,900	1,678,336

Total					13,543,567

Beverages 0.79%
CEDC Finance Corp. International, Inc.†	9.125%	12/1/2016		1,000	1,035,000
Constellation Brands, Inc.	7.25%	5/15/2017		2,500	2,546,875

Total					3,581,875

Brokerage 0.51%
Cantor Fitzgerald LP†	7.875%	10/15/2019		400	392,117
Lazard Group LLC	7.125%	5/15/2015		850	883,401
Raymond James Financial, Inc.	8.60%	8/15/2019		950	1,029,463

Total					2,304,981

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Building & Construction 0.66%
Beazer Homes USA, Inc.	8.375%	4/15/2012	$275	$259,875
K. Hovnanian Enterprises, Inc.†	10.625%	10/15/2016	500	525,000
KB Home	9.10%	9/15/2017	1,000	1,055,000
Lennar Corp.	12.25%	6/1/2017	950	1,149,500

Total				2,989,375

Building Materials 0.50%
Cemex Finance LLC†	9.50%	12/14/2016	250	263,125
Interline Brands, Inc.	8.125%	6/15/2014	1,025	1,035,250
Owens Corning, Inc.	9.00%	6/15/2019	875	977,366

Total				2,275,741

Chemicals 2.71%
Airgas, Inc.†	7.125%	10/1/2018	1,250	1,306,250
Ashland, Inc.†	9.125%	6/1/2017	1,075	1,182,500
Dow Chemical Co. (The)	8.55%	5/15/2019	1,000	1,195,143
Equistar Chemicals LP(d)	7.55%	2/15/2026	1,500	1,072,500
IMC Global, Inc.	7.30%	1/15/2028	1,050	1,107,864
INEOS Group Holdings plc (United Kingdom)†(c)	8.50%	2/15/2016	1,500	1,016,250
INVISTA†	9.25%	5/1/2012	725	739,500
Koppers, Inc.†	7.875%	12/1/2019	125	126,875
Mosaic Co. (The)†	7.375%	12/1/2014	500	535,396
Nalco Co.†	8.25%	5/15/2017	675	720,563
Nalco Co.	8.875%	11/15/2013	875	905,625
Potash Corp. of Saskatchewan, Inc. (Canada)(c)	4.875%	3/30/2020	500	494,294
Rockwood Specialties Group, Inc.	7.50%	11/15/2014	850	862,750
Terra Capital, Inc.†	7.75%	11/1/2019	950	1,021,250

Total				12,286,760

Consumer/Commercial/Lease Financing 0.18%
International Lease Finance Corp.	6.375%	3/25/2013	1,000	822,745

Consumer Products 0.35%
Elizabeth Arden, Inc.	7.75%	1/15/2014	1,625	1,608,750

Diversified Capital Goods 2.64%
Actuant Corp.	6.875%	6/15/2017	2,100	2,008,125
Belden, Inc.	7.00%	3/15/2017	1,400	1,370,250
Belden, Inc.†	9.25%	6/15/2019	675	716,344

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Diversified Capital Goods (continued)
General Cable Corp.	7.125%	4/1/2017	$850	$839,375
Ingersoll-Rand Global Holding Co., Ltd.	9.50%	4/15/2014	1,700	2,033,222
Mueller Water Products, Inc.	7.375%	6/1/2017	1,275	1,185,750
Park-Ohio Industries, Inc.	8.375%	11/15/2014	525	405,563
RBS Global & Rexnord Corp.	9.50%	8/1/2014	2,050	2,065,375
Sensus USA, Inc.	8.625%	12/15/2013	405	415,631
Timken Co.	6.00%	9/15/2014	875	921,760

Total				11,961,395

Electric: Generation 3.24%
Dynegy Holdings, Inc.	7.75%	6/1/2019	575	501,688
Dynegy Holdings, Inc.	8.375%	5/1/2016	2,465	2,354,075
Edison Mission Energy	7.00%	5/15/2017	1,825	1,450,875
Edison Mission Energy	7.75%	6/15/2016	2,900	2,479,500
Mirant Americas Generation LLC	9.125%	5/1/2031	1,500	1,357,500
Mirant North America LLC	7.375%	12/31/2013	750	745,312
NRG Energy, Inc.	7.25%	2/1/2014	800	812,000
NRG Energy, Inc.	7.375%	2/1/2016	1,100	1,104,125
RRI Energy, Inc.	6.75%	12/15/2014	387	396,675
Texas Competitive Electric Holdings Co. LLC	10.25%	11/1/2015	4,300	3,504,500

Total				14,706,250

Electric: Integrated 2.64%
AES Corp. (The)	8.00%	10/15/2017	1,600	1,650,000
Central Illinois Light Co.	8.875%	12/15/2013	1,000	1,132,525
Commonwealth Edison Co.	5.80%	3/15/2018	1,900	2,018,300
Connecticut Light & Power Co. (The)	5.50%	2/1/2019	1,100	1,162,836
E. ON International Finance BV (Netherlands)†(c)	5.80%	4/30/2018	1,000	1,075,782
Nevada Power Co.	5.875%	1/15/2015	1,000	1,074,316
Northeast Utilities	5.65%	6/1/2013	1,000	1,035,287
PECO Energy Co.	5.35%	3/1/2018	500	526,335
PSEG Power LLC†	5.32%	9/15/2016	2,242	2,309,957

Total				11,985,338

Electronics 1.01%
Advanced Micro Devices, Inc.†	8.125%	12/15/2017	200	200,250
Agilent Technologies, Inc.	5.50%	9/14/2015	725	760,874
Amphenol Corp.	4.75%	11/15/2014	275	275,392

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Electronics (continued)
Analog Devices, Inc.	5.00%		7/1/2014	$450	$469,907
Freescale Semiconductor, Inc.	8.875%		12/15/2014	1,500	1,383,750
KLA-Tencor Corp.	6.90%		5/1/2018	875	922,082
NXP BV LLC (Netherlands)(c)	3.034%	#	10/15/2013	700	583,625

Total					4,595,880

Energy: Exploration & Production 3.98%
Chesapeake Energy Corp.	6.25%		1/15/2018	1,600	1,544,000
Chesapeake Energy Corp.	7.25%		12/15/2018	750	759,375
Cimarex Energy Co.	7.125%		5/1/2017	1,675	1,700,125
Concho Resources, Inc.	8.625%		10/1/2017	575	606,625
Continental Resources, Inc.†	8.25%		10/1/2019	1,550	1,635,250
Forest Oil Corp.	7.25%		6/15/2019	1,325	1,315,062
Forest Oil Corp.†	8.50%		2/15/2014	525	551,250
Hercules Offshore, Inc.†	10.50%		10/15/2017	650	689,000
KCS Energy Services, Inc.	7.125%		4/1/2012	610	614,575
Kerr-McGee Corp.	6.95%		7/1/2024	1,600	1,736,811
Newfield Exploration Co.	7.125%		5/15/2018	1,250	1,268,750
Questar Market Resources, Inc.	6.80%		3/1/2020	400	417,687
Quicksilver Resources, Inc.	7.125%		4/1/2016	600	562,500
Quicksilver Resources, Inc.	8.25%		8/1/2015	1,300	1,339,000
Range Resources Corp.	7.25%		5/1/2018	125	128,125
Range Resources Corp.	7.375%		7/15/2013	360	368,100
Range Resources Corp.	8.00%		5/15/2019	1,000	1,075,000
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Qatar)†(c)	5.50%		9/30/2014	650	684,219
XTO Energy, Inc.	5.50%		6/15/2018	1,000	1,068,475

Total					18,063,929

Environmental 0.22%
Clean Harbors, Inc.	7.625%		8/15/2016	1,000	1,018,750

Food & Drug Retailers 1.93%
Duane Reade, Inc.	11.75%		8/1/2015	1,475	1,607,750
Ingles Markets, Inc.	8.875%		5/15/2017	1,275	1,332,375
Rite Aid Corp.	9.375%		12/15/2015	975	862,875
Rite Aid Corp.†	10.25%		10/15/2019	1,100	1,166,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Food & Drug Retailers (continued)
Stater Brothers Holdings, Inc.	8.125%	6/15/2012	$1,225	$1,243,375
SUPERVALU, INC.	7.50%	11/15/2014	2,500	2,543,750

Total				8,756,125

Food: Wholesale 1.22%
Bumble Bee Foods LLC†	7.75%	12/15/2015	675	678,375
Bunge NA Finance LP	5.90%	4/1/2017	325	322,190
Del Monte Corp.†	7.50%	10/15/2019	325	336,375
Dole Food Co., Inc.	8.75%	7/15/2013	1,400	1,442,000
General Mills, Inc.	5.20%	3/17/2015	950	1,014,942
H.J. Heinz Co.	5.35%	7/15/2013	525	564,822
Mead Johnson Nutrition Co.†	4.90%	11/1/2019	400	397,361
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.†	9.25%	4/1/2015	450	459,000
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	10.625%	4/1/2017	300	313,500

Total				5,528,565

Forestry/Paper 1.29%
Boise Paper Holdings LLC/Boise Finance Co.†	9.00%	11/1/2017	200	208,250
Cascades, Inc. (Canada)†(c)	7.75%	12/15/2017	350	355,250
Cascades, Inc. (Canada)†(c)	7.875%	1/15/2020	250	255,000
Cellu Tissue Holdings, Inc.	11.50%	6/1/2014	600	669,000
Georgia-Pacific LLC†	8.25%	5/1/2016	1,600	1,704,000
International Paper Co.	7.95%	6/15/2018	525	606,494
Jefferson Smurfit Corp.(d)	7.50%	6/1/2013	70	61,950
Jefferson Smurfit Corp.(d)	8.25%	10/1/2012	250	221,250
PE Paper Escrow GmbH (Austria)†(c)	12.00%	8/1/2014	300	332,088
Stone Container Corp.(d)	8.00%	3/15/2017	1,200	1,063,500
Weyerhaeuser Co.	7.375%	10/1/2019	375	392,562

Total				5,869,344

Gaming 3.37%
Ameristar Casinos, Inc.†	9.25%	6/1/2014	850	886,125
Boyd Gaming Corp.	7.125%	2/1/2016	1,250	1,093,750
Downstream Development Authority Quapaw Tribe of Oklahoma†	12.00%	10/15/2015	600	497,250
Harrah’s Operating Co., Inc.†	11.25%	6/1/2017	1,100	1,156,375

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Gaming (continued)
Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp.†	11.25%	6/1/2017	$225	$236,531
International Game Technology	7.50%	6/15/2019	375	407,056
Isle of Capri Casinos, Inc.	7.00%	3/1/2014	1,850	1,655,750
Las Vegas Sands Corp.	6.375%	2/15/2015	1,100	979,000
MGM Mirage	6.75%	9/1/2012	1,000	897,500
Mohegan Tribal Gaming Authority†	11.50%	11/1/2017	900	922,500
Peninsula Gaming LLC†	8.375%	8/15/2015	250	250,625
River Rock Entertainment Authority (The)	9.75%	11/1/2011	975	923,812
Scientific Games Corp.	6.25%	12/15/2012	625	618,750
Scientific Games International, Inc.	9.25%	6/15/2019	850	896,750
Seneca Gaming Corp.	7.25%	5/1/2012	1,000	980,000
Shingle Springs Tribal Gaming Authority†	9.375%	6/15/2015	500	382,500
Snoqualmie Entertainment Authority†	9.125%	2/1/2015	1,300	695,500
Turning Stone Casino Resort†	9.125%	9/15/2014	200	196,500
Wynn Las Vegas LLC/Capital Corp.†	7.875%	11/1/2017	1,600	1,628,000

Total				15,304,274

Gas Distribution 3.87%
Colorado Interstate Gas Co.	6.80%	11/15/2015	829	919,415
El Paso Corp.	7.00%	6/15/2017	975	971,872
El Paso Corp.	7.25%	6/1/2018	250	248,250
El Paso Corp.	8.25%	2/15/2016	675	723,938
El Paso Natural Gas Co.	5.95%	4/15/2017	750	776,269
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp.	6.75%	5/1/2014	1,100	1,089,000
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	300	351,730
Inergy LP/Inergy Finance Corp.	8.25%	3/1/2016	1,000	1,020,000
Inergy LP/Inergy Finance Corp.	8.75%	3/1/2015	250	258,125
MarkWest Energy Partners LP	6.875%	11/1/2014	875	840,000
MarkWest Energy Partners LP	8.75%	4/15/2018	1,100	1,138,500
National Fuel Gas Co.	6.50%	4/15/2018	1,440	1,497,554
NiSource Finance Corp.	6.15%	3/1/2013	400	426,208
Northwest Pipeline GP	6.05%	6/15/2018	175	185,445
Northwest Pipeline GP	7.00%	6/15/2016	1,500	1,691,202
Panhandle Eastern Pipeline Co. LP	7.00%	6/15/2018	460	508,760
Panhandle Eastern Pipeline Co. LP	8.125%	6/1/2019	1,000	1,157,327
Tennessee Gas Pipeline Co.	7.50%	4/1/2017	975	1,086,102

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Gas Distribution (continued)
Williams Cos., Inc. (The)	7.875%	9/1/2021	$1,000	$1,149,280
Williams Partners LP	7.25%	2/1/2017	1,500	1,517,362

Total				17,556,339

Health Services 6.62%
Apria Healthcare Group, Inc.†	11.25%	11/1/2014	625	689,063
Bausch & Lomb, Inc.	9.875%	11/1/2015	1,600	1,696,000
Bio-Rad Laboratories, Inc.	6.125%	12/15/2014	1,250	1,256,250
Bio-Rad Laboratories, Inc.†	8.00%	9/15/2016	1,000	1,057,500
Biomet, Inc.	10.00%	10/15/2017	1,000	1,091,250
Centene Corp.	7.25%	4/1/2014	1,350	1,343,250
Community Health Systems, Inc.	8.875%	7/15/2015	3,000	3,112,500
DaVita, Inc.	7.25%	3/15/2015	1,200	1,209,000
Hanger Orthopedic Group, Inc.	10.25%	6/1/2014	725	772,125
HCA, Inc.†	7.875%	2/15/2020	500	521,875
HCA, Inc.†	8.50%	4/15/2019	1,275	1,380,187
HCA, Inc.	9.125%	11/15/2014	4,500	4,758,750
HCA, Inc.†	9.875%	2/15/2017	500	555,000
HealthSouth Corp.	8.125%	2/15/2020	1,350	1,336,500
National Mentor Holdings, Inc.	11.25%	7/1/2014	225	230,625
Select Medical Corp.	7.625%	2/1/2015	1,900	1,852,500
Sun Healthcare Group, Inc.	9.125%	4/15/2015	2,000	2,065,000
Tenet Healthcare Corp.†	8.875%	7/1/2019	650	705,250
United Surgical Partners, Inc.	8.875%	5/1/2017	1,500	1,552,500
Vanguard Health Holdings Co. II LLC	9.00%	10/1/2014	2,000	2,082,500
VWR Funding, Inc. PIK	10.25%	7/15/2015	750	783,750

Total				30,051,375

Hotels 0.77%
FelCor Lodging LP†	10.00%	10/1/2014	375	380,156
Host Hotels & Resorts LP	6.375%	3/15/2015	1,000	985,000
Host Hotels & Resorts LP	7.00%	8/15/2012	500	510,625
Hyatt Hotels Corp.†	5.75%	8/15/2015	500	503,594
Starwood Hotels & Resorts Worldwide, Inc.	6.25%	2/15/2013	119	123,314
Starwood Hotels & Resorts Worldwide, Inc.	6.75%	5/15/2018	1,000	1,007,500

Total				3,510,189

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Household & Leisure Products 0.93%
ACCO Brands Corp.†	10.625%	3/15/2015	$275	$303,875
Brunswick Corp.†	11.25%	11/1/2016	225	254,250
Mattel, Inc.	5.625%	3/15/2013	1,000	1,057,185
Newell Rubbermaid, Inc.	10.60%	4/15/2019	800	1,007,931
Whirlpool Corp.	8.60%	5/1/2014	1,425	1,614,944

Total				4,238,185

Integrated Energy 0.72%
Marathon Oil Corp.	6.50%	2/15/2014	1,113	1,232,279
Petrobras International Finance Co. (Brazil)(c)	5.875%	3/1/2018	2,000	2,026,820

Total				3,259,099

Investments & Miscellaneous Financial Services 0.34%
BlackRock, Inc.	3.50%	12/10/2014	425	420,133
FMR LLC†	5.35%	11/15/2021	400	382,570
Nuveen Investments, Inc.	10.50%	11/15/2015	800	730,000

Total				1,532,703

Leisure 0.55%
Speedway Motorsports, Inc.	8.75%	6/1/2016	1,500	1,590,000
Universal City Development Partners Ltd.†	8.875%	11/15/2015	500	491,875
Universal City Development Partners Ltd.†	10.875%	11/15/2016	400	403,000

Total				2,484,875

Life Insurance 0.34%
MetLife, Inc.	5.00%	6/15/2015	975	1,026,705
UnitedHealth Group, Inc.	4.875%	4/1/2013	500	524,352

Total				1,551,057

Machinery 1.52%
Altra Holdings, Inc.†	8.125%	12/1/2016	1,075	1,108,594
Baldor Electric Co.	8.625%	2/15/2017	3,025	3,108,187
Gardner Denver, Inc.	8.00%	5/1/2013	1,075	1,058,875
Roper Industries, Inc.	6.25%	9/1/2019	550	573,623
Roper Industries, Inc.	6.625%	8/15/2013	950	1,035,448

Total				6,884,727

Media: Broadcast 1.13%
Allbritton Communications Co.	7.75%	12/15/2012	1,200	1,186,500
Belo Corp.	8.00%	11/15/2016	300	309,750

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Media: Broadcast (continued)
CBS Corp.	8.875%		5/15/2019	$1,200	$1,437,966
Discovery Communications LLC	5.625%		8/15/2019	550	568,942
FoxCo Acquisition Sub LLC†	13.375%		7/15/2016	300	233,625
Grupo Televisa SA (Mexico)(c)	6.00%		5/15/2018	200	202,248
Lin TV Corp.	6.50%		5/15/2013	500	485,000
Salem Communications Corp.†	9.625%		12/15/2016	400	421,000
Sinclair Broadcast Group, Inc.	8.00%		3/15/2012	292	286,160

Total					5,131,191

Media: Cable 1.88%
CCH II LLC/CCH II Capital Corp.†	13.50%		11/30/2016	367	429,943
CSC Holdings, Inc.†	8.625%		2/15/2019	1,700	1,838,125
DirecTV Holdings LLC/DirecTV Financing Co., Inc.	6.375%		6/15/2015	1,550	1,617,812
DISH DBS Corp.	7.125%		2/1/2016	1,075	1,103,219
Mediacom Broadband LLC	8.50%		10/15/2015	625	634,375
Mediacom Communications Corp.†	9.125%		8/15/2019	1,475	1,511,875
Virgin Media Finance plc (United Kingdom)(c)	8.375%		10/15/2019	500	516,875
Virgin Media Finance plc (United Kingdom)(c)	9.50%		8/15/2016	800	863,000

Total					8,515,224

Media: Services 1.35%
Affinion Group, Inc.	10.125%		10/15/2013	300	309,750
Affinion Group, Inc.	11.50%		10/15/2015	865	910,413
Interpublic Group of Cos., Inc. (The)	6.25%		11/15/2014	1,610	1,553,650
Interpublic Group of Cos., Inc. (The)	10.00%		7/15/2017	875	975,625
WMG Acquisition Corp.†	9.50%		6/15/2016	2,200	2,367,750

Total					6,117,188

Metals/Mining (Excluding Steel) 2.33%
Aleris International, Inc.(d)	10.00%		12/15/2016	850	6,375
Anglo American Capital plc (United Kingdom)†(c)	9.375%		4/8/2014	300	360,305
Arch Coal, Inc.†	8.75%		8/1/2016	700	743,750
Barrick Gold Corp. (Canada)(c)	6.95%		4/1/2019	300	338,369
Foundation PA Coal Co.	7.25%		8/1/2014	750	763,125
Freeport-McMoRan Copper & Gold, Inc.	8.375%		4/1/2017	2,025	2,220,415
Murray Energy Corp.†	10.25%		10/15/2015	1,000	1,000,000
Noranda Aluminum Acquisition Corp. PIK	5.274%	#	5/15/2015	1,149	897,514
Peabody Energy Corp.	5.875%		4/15/2016	1,000	980,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Metals/Mining (Excluding Steel) (continued)
Peabody Energy Corp.	7.375%		11/1/2016	$225	$233,156
Teck Resources Ltd. (Canada)(c)	9.75%		5/15/2014	525	608,344
Teck Resources Ltd. (Canada)(c)	10.75%		5/15/2019	2,000	2,400,000

Total					10,551,353

Mortgage Banks & Thrifts 0.00%
Washington Mutual Bank(d)	6.875%		6/15/2011	1,250	12,500

Multi-Line Insurance 0.77%
American International Group, Inc.	8.25%		8/15/2018	1,000	940,253
AXA SA (France)†(c)	6.379%		12/29/2049	550	445,500
HUB International Holdings, Inc.†	9.00%		12/15/2014	475	456,000
USI Holdings Corp.†	4.148%	#	11/15/2014	1,125	929,531
Willis North America, Inc.	7.00%		9/29/2019	600	612,025
ZFS Finance (USA) Trust V†	6.50%		5/9/2037	145	125,425

Total					3,508,734

Non-Food & Drug Retailers 2.11%
Brookstone Co., Inc.	12.00%		10/15/2012	675	452,250
J.C. Penney Corp., Inc.	6.875%		10/15/2015	150	159,000
J.C. Penney Corp., Inc.	7.125%		11/15/2023	300	298,875
J.C. Penney Corp., Inc.	7.95%		4/1/2017	250	274,375
Limited Brands, Inc.	6.90%		7/15/2017	825	828,094
Limited Brands, Inc.	7.60%		7/15/2037	400	358,000
Limited Brands, Inc.†	8.50%		6/15/2019	900	983,250
Macy’s Retail Holdings, Inc.	5.90%		12/1/2016	1,700	1,666,000
Macy’s Retail Holdings, Inc.	6.375%		3/15/2037	945	803,250
Macy’s Retail Holdings, Inc.	8.875%		7/15/2015	850	941,375
Nordstrom, Inc.	6.25%		1/15/2018	800	867,351
Toys “R” Us Property Co. I LLC†	10.75%		7/15/2017	1,150	1,265,000
Toys “R” Us Property Co. II LLC†	8.50%		12/1/2017	650	664,625

Total					9,561,445

Oil Field Equipment & Services 1.90%
Bristow Group, Inc.	6.125%		6/15/2013	1,500	1,488,750
Cameron International Corp.	6.375%		7/15/2018	475	507,471
Complete Production Services, Inc.	8.00%		12/15/2016	1,200	1,189,500
Dresser-Rand Group, Inc.	7.375%		11/1/2014	854	849,730
Hornbeck Offshore Services, Inc.†	8.00%		9/1/2017	975	979,875

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oil Field Equipment & Services (continued)
Hornbeck Offshore Services, Inc. Series B	6.125%	12/1/2014	$450	$422,438
Key Energy Services, Inc.	8.375%	12/1/2014	525	528,938
National Oilwell Varco, Inc.	6.125%	8/15/2015	1,000	1,004,375
Pride International, Inc.	7.375%	7/15/2014	605	627,687
SEACOR Holdings, Inc.	7.375%	10/1/2019	1,000	1,014,088

Total				8,612,852

Oil Refining & Marketing 0.47%
Tesoro Corp.	6.25%	11/1/2012	875	875,000
Tesoro Corp.	9.75%	6/1/2019	1,200	1,248,000

Total				2,123,000

Packaging 2.71%
Ball Corp.	6.625%	3/15/2018	1,300	1,290,250
Ball Corp.	7.375%	9/1/2019	1,500	1,548,750
Crown Americas LLC/Crown Americas Capital Corp. II†	7.625%	5/15/2017	1,000	1,042,500
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	1,870	1,743,775
Graham Packaging Co LP/GPC Capital Corp. I†	8.25%	1/1/2017	400	397,000
Graphic Packaging International Corp.	9.50%	8/15/2013	1,245	1,291,687
Owens-Brockway Glass Container, Inc.	7.375%	5/15/2016	1,250	1,296,875
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC†	7.75%	10/15/2016	625	642,188
Sealed Air Corp.†	7.875%	6/15/2017	1,000	1,066,666
Solo Cup Co.	8.50%	2/15/2014	800	786,000
Solo Cup Co.†	10.50%	11/1/2013	500	535,000
Vitro SA de CV (Mexico)(c)(d)	9.125%	2/1/2017	1,500	652,500

Total				12,293,191

Pharmaceuticals 0.44%
Axcan Intermediate Holdings, Inc.	12.75%	3/1/2016	575	645,437
Boston Scientific Corp.	4.50%	1/15/2015	275	275,868
Novartis Securities Investment Ltd.	5.125%	2/10/2019	725	763,018
Watson Pharmaceuticals, Inc.	5.00%	8/15/2014	300	306,607

Total				1,990,930

Printing & Publishing 0.13%
Deluxe Corp.	7.375%	6/1/2015	600	581,250

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Property & Casualty 0.34%
Liberty Mutual Group, Inc.†	10.75%		6/15/2058	$1,425	$1,524,750

Real Estate Investment Trusts 0.24%
DuPont Fabros Technology LP†	8.50%		12/15/2017	625	638,281
ProLogis	5.625%		11/15/2016	500	461,411

Total					1,099,692

Restaurants 0.78%
Denny’s Corp./Denny’s Holdings, Inc.	10.00%		10/1/2012	1,000	1,027,500
McDonald’s Corp.	5.00%		2/1/2019	1,350	1,413,596
Wendy’s/Arby’s Restaurants LLC	10.00%		7/15/2016	1,000	1,095,000

Total					3,536,096

Software/Services 2.21%
Ceridian Corp.	11.25%		11/15/2015	1,000	958,750
First Data Corp.	9.875%		9/24/2015	2,200	2,062,500
Open Solutions, Inc.†	9.75%		2/1/2015	600	464,250
SERENA Software, Inc.	10.375%		3/15/2016	500	483,125
SunGard Data Systems, Inc.	9.125%		8/15/2013	1,650	1,699,500
SunGard Data Systems, Inc.	10.25%		8/15/2015	2,000	2,140,000
Syniverse Technologies, Inc.	7.75%		8/15/2013	1,450	1,448,187
Vangent, Inc.	9.625%		2/15/2015	800	757,000

Total					10,013,312

Steel Producers/Products 0.64%
Algoma Acquisition Corp. (Canada)†(c)	9.875%		6/15/2015	1,075	920,469
Allegheny Ludlum Corp.	6.95%		12/15/2025	575	522,169
Allegheny Technologies, Inc.	9.375%		6/1/2019	800	922,327
Essar Steel Algoma, Inc. (Canada)†(c)	9.375%		3/15/2015	525	520,406

Total					2,885,371

Support: Services 2.18%
ARAMARK Corp.	3.781%	#	2/1/2015	1,250	1,150,000
Ashtead Capital, Inc.†	9.00%		8/15/2016	475	477,969
Corrections Corp. of America	7.75%		6/1/2017	1,400	1,449,000
Expedia, Inc.†	8.50%		7/1/2016	725	787,531
FTI Consulting, Inc.	7.75%		10/1/2016	750	763,125
Geo Group, Inc. (The)†	7.75%		10/15/2017	725	745,844
Hertz Corp. (The)	8.875%		1/1/2014	1,275	1,310,062

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Support: Services (continued)
Iron Mountain, Inc.	7.75%		1/15/2015	$800	$808,000
JohnsonDiversey, Inc.†	8.25%		11/15/2019	450	457,875
Rental Service Corp.	9.50%		12/1/2014	500	503,125
Rental Service Corp.†	10.00%		7/15/2017	350	382,375
Travelport LLC	9.875%		9/1/2014	220	228,250
United Rentals (North America), Inc.	10.875%		6/15/2016	750	819,375

Total					9,882,531

Telecommunications: Integrated/Services 2.92%
CenturyTel, Inc.	6.15%		9/15/2019	875	896,199
Cincinnati Bell, Inc.	8.375%		1/15/2014	2,500	2,556,250
GeoEye, Inc.†	9.625%		10/1/2015	1,250	1,292,187
Hughes Network Systems LLC	9.50%		4/15/2014	600	622,500
Hughes Network Systems LLC	9.50%		4/15/2014	900	924,750
MasTec, Inc.	7.625%		2/1/2017	750	724,688
Nordic Telephone Holdings Co. (Denmark)†(c)	8.875%		5/1/2016	2,000	2,125,000
Qwest Communications International, Inc.	7.25%		2/15/2011	1,500	1,515,000
Qwest Communications International, Inc.†	8.00%		10/1/2015	450	464,625
Telemar Norte Leste SA (Brazil)†(c)	9.50%		4/23/2019	200	240,000
Windstream Corp.	7.00%		3/15/2019	2,000	1,880,000

Total					13,241,199

Telecommunications: Wireless 3.56%
CC Holdings GS V LLC/Crown Castle GS III Corp.†	7.75%		5/1/2017	1,975	2,113,250
DigitalGlobe, Inc.†	10.50%		5/1/2014	2,600	2,795,000
Inmarsat Finance plc (United Kingdom)†(c)	7.375%		12/1/2017	450	462,375
IPCS, Inc. PIK	4.281%	#	5/1/2014	512	438,019
MetroPCS Wireless, Inc.	9.25%		11/1/2014	2,000	2,035,000
NII Capital Corp.†	8.875%		12/15/2019	800	783,000
NII Capital Corp.†	10.00%		8/15/2016	900	947,250
SBA Telecommunications, Inc.†	8.25%		8/15/2019	500	532,500
Sprint Capital Corp.	6.90%		5/1/2019	2,650	2,451,250
Sprint Nextel Corp.	8.375%		8/15/2017	1,725	1,768,125
ViaSat, Inc.†	8.875%		9/15/2016	525	543,375
Wind Acquisition Finance SA (Italy)†(c)	11.75%		7/15/2017	1,150	1,262,125

Total					16,131,269

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Theaters & Entertainment 0.30%
Cinemark USA, Inc.†	8.625%	6/15/2019	$875	$914,375
Regal Cinemas Corp.	8.625%	7/15/2019	425	444,125

Total				1,358,500

Transportation (Excluding Air/Rail) 0.13%
Commercial Barge Line Co.†	12.50%	7/15/2017	550	574,750

Total High Yield Corporate Bonds (cost $345,362,080)				358,009,969

			Shares (000)
NON-CONVERTIBLE PREFERRED STOCK 0.01%

Agency/Government Guaranteed 0.01%
Fannie Mae (cost $514,837)			21	22,550

WARRANT 0.00%

Media: Services
Charter Communications, Inc. (11/30/2014 at $46.86)* (cost $11,592)			3	20,700

Total Long-Term Investments (cost $412,265,085)				430,715,716

			Principal Amount (000)

SHORT-TERM INVESTMENT 3.40%

Repurchase Agreement
Repurchase Agreement dated 12/31/2009, Zero Coupon due 1/4/2010 with Fixed Income Clearing Corp. collateralized by $15,675,000 of Federal Home Loan Bank at 0.95% due 11/30/2010; value: $15,753,375; proceeds: $15,440,196 (cost $15,440,196)			$15,440	15,440,196

Total Investments in Securities 98.36% (cost $427,705,281)				446,155,912

Cash and Other Assets in Excess of Liabilities 1.64%				7,432,688

Net Assets 100.00%				$453,588,600

See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2009

PIK	Payment-in-kind.
*	Non-income producing security.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
†

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

#	Variable rate security. The interest rate represents the rate at December 31, 2009.
(a)	Restricted security. The Fund acquired 45,473 shares in a private placement on June 11, 2009 for a cost of $852,619. The fair value price per share on December 31, 2009 is $35.50.
(b)	Restricted security. The Fund acquired 10,651 shares in a private placement on November 30, 2009 for a cost of $219,677. The fair value price per share on December 31, 2009 is $35.50.
(c)	Foreign security traded in U.S. dollars.
(d)	Defaulted security.
(e)	Security is perpetual in nature and has no stated maturity.

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2009

ASSETS:
Investments in securities, at value (cost $427,705,281)	$446,155,912
Cash	27,673
Receivables:
Interest and dividends	7,267,450
Investment securities sold	1,074,983
Capital shares sold	179,654
From advisor (See Note 3)	54,392
Prepaid expenses and other assets	5,717
Total assets	454,765,781
LIABILITIES:
Payables:
Investment securities purchased	252,219
Management fee	180,177
Capital shares reacquired	167,520
Directors’ fees	30,808
Fund administration	14,446
Accrued expenses and other liabilities	532,011
Total liabilities	1,177,181
NET ASSETS	$453,588,600
COMPOSITION OF NET ASSETS:
Paid-in capital	$455,535,163
Distribution in excess of net investment income	(1,631,698)
Accumulated net realized loss on investments	(18,765,496)
Net unrealized appreciation on investments	18,450,631
Net Assets	$453,588,600
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	40,214,559
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$11.28

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Dividends	$690,063
Interest and other	27,991,631
Total investment income	28,681,694
Expenses:
Management fee	1,793,661
Shareholder servicing	1,295,654
Fund administration	143,493
Reports to shareholders	141,347
Professional	52,375
Directors’ fees	11,998
Custody	10,933
Other	8,313
Gross expenses	3,457,774
Expense reductions (See Note 7)	(770)
Management fees waived and expenses reimbursed (See Note 3)	(355,332)
Net expenses	3,101,672
Net investment income	25,580,022
Net realized and unrealized gain (loss):
Net realized loss on investments	(9,485,075)
Net change in unrealized appreciation/depreciation on investments	88,578,369
Net realized and unrealized gain	79,093,294
Net Increase in Net Assets Resulting From Operations	$104,673,316

See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Operations:
Net investment income	$25,580,022	$19,668,838
Net realized loss on investments	(9,485,075)	(6,591,266)
Net change in unrealized appreciation/depreciation on investments	88,578,369	(72,485,820)
Net increase (decrease) in net assets resulting from operations	104,673,316	(59,408,248)
Distributions to shareholders from:
Net investment income	(26,349,492)	(21,299,865)
Net realized gain	–	(809,112)
Total distributions to shareholders	(26,349,492)	(22,108,977)
Capital share transactions (See Note 10):
Proceeds from sales of shares	126,606,135	81,809,354
Reinvestment of distributions	26,349,492	22,108,976
Cost of shares reacquired	(56,547,115)	(59,170,287)
Net increase in net assets resulting from capital share transactions	96,408,512	44,748,043
Net increase (decrease) in net assets	174,732,336	(36,769,182)
NET ASSETS:
Beginning of year	$278,856,264	$315,625,446
End of year	$453,588,600	$278,856,264
Distribution in excess of net investment income	$(1,631,698)	$(1,390,244)

See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 8.91	$11.77	$11.84	$11.49	$12.05

Investment operations:

Net investment income(a)	.75	.70	.70	.63	.60

Net realized and unrealized gain (loss)	2.32	(2.79)	.03	.44	(.44)

Total from investment operations	3.07	(2.09)	.73	1.07	.16

Distributions to shareholders from:

Net investment income	(.70)	(.74)	(.76)	(.72)	(.59)

Net realized gain	–	(.03)	(.04)	–	(.13)

Total distributions	(.70)	(.77)	(.80)	(.72)	(.72)

Net asset value, end of year	$11.28	$ 8.91	$11.77	$11.84	$11.49

Total Return(b)	34.31%	(17.53)%	6.19%	9.33%	1.31%

Ratios to Average Net Assets:

Expenses, excluding expense reductions, including management fees waived and expenses reimbursed	.86%	.87%	.90%	.91%	.90%

Expenses, including expense reductions, management fees waived and expenses reimbursed	.86%	.87%	.90%	.90%	.90%

Expenses, excluding expense reductions, management fees waived and expenses reimbursed	.96%	.94%	.95%	.96%	.94%

Net investment income	7.11%	6.32%	5.67%	5.31%	5.00%

Supplemental Data:
Net assets, end of year (000)	$453,589	$278,856	$315,625	$257,180	$212,277

Portfolio turnover rate	51.76%	34.22%	34.04%	37.88%	47.33%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios (the “Funds”). This report covers Bond-Debenture Portfolio (the “Fund”). The Fund is diversified as defined in the Act.

The investment objective of the Fund is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund offers Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended December 31, 2006 through December 31, 2009. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(g)	When-Issued or Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(h)

Fair Value Measurements–In accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly SFAS 157), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability.

Notes to Financial Statements (continued)

Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,032,600	$1,614,292	$–	$2,646,892
Convertible Bonds	–	53,272,835	–	53,272,835
Convertible Preferred Stocks	7,026,822	4,522,738	–	11,549,560
Government Sponsored Enterprises Bond	–	5,193,210	–	5,193,210
High Yield Corporate Bonds	–	358,009,969	–	358,009,969
Non-Convertible Preferred Stock	22,550	–	–	22,550
Warrant	–	20,700	–	20,700
Repurchase Agreement	–	15,440,196	–	15,440,196
Total	$8,081,972	$438,073,940	$–	$446,155,912
*	See Schedule of Investments for values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2009, the effective management fee, before waivers and expenses reimbursed, was at an annualized rate of .50% of the Fund’s average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

For the period January 1, 2009 through April 30, 2009, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that total annual operating expenses (excluding management fee) did not exceed an annual rate of .35% of average daily net assets.

For the period May 1, 2009 through December 30, 2009, Lord Abbett voluntarily agreed to waive a portion of its management fee and, if necessary, reimburse the Fund to the extent necessary so that total annual operating expenses do not exceed an annual rate of .87% of average daily net assets.

Effective December 31, 2009, Lord Abbett voluntarily agreed to waive a portion of its management fee and, if necessary, reimburse the Fund to the extent necessary so that total annual operating expenses do not exceed an annual rate of .90% of average daily net assets.

Lord Abbett may stop or change the level of the voluntary waiver or reimbursement at any time.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2009, the Fund incurred expenses of $1,255,563 for such services arrangements, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	Year Ended 12/31/2009	Year Ended 12/31/2008
Distributions paid from:
Ordinary income	$26,349,492	$21,300,411
Net long-term capital gains	–	808,566
Total distributions paid	$26,349,492	$22,108,977

Notes to Financial Statements (continued)

As of December 31, 2009, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$322,360
Total undistributed earnings	$322,360
Capital loss carryforwards*	(16,319,930)
Temporary differences	(1,563,140)
Unrealized gains – net	15,614,147
Total accumulated losses – net	$(1,946,563)
*	As of December 31, 2009, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$3,015,546	$13,304,384	$16,319,930

Certain losses incurred after October 31 (“Post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer net capital losses of $1,532,332 during fiscal 2009.

As of December 31, 2009, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$430,541,765
Gross unrealized gain	27,698,601
Gross unrealized loss	(12,084,454)
Net unrealized security gain	$15,614,147

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and premium amortization.

Permanent items identified during the fiscal year ended December 31, 2009 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$528,016	$(528,016)

The permanent differences are attributable to the tax treatment of premium amortization, certain securities, and paydown gains and losses.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2009 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$43,070,911	$219,113,919	$83,478,471	$97,789,757
*	Includes U.S. Government sponsored enterprises securities.

Notes to Financial Statements (continued)

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”) in which the Fund may invest. Some issuers, particularly of high yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield securities are subject to greater price fluctuations, as well as additional risks.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, while securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, they commonly are not guaranteed by the U.S. Government.

Notes to Financial Statements (concluded)

The Fund may invest up to 20% of its net assets in equity securities which may subject it to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund may invest up to 20% of its net assets in foreign securities, which may present market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares sold	12,136,685	7,383,249
Reinvestment of distributions	2,340,097	2,547,117
Shares reacquired	(5,560,333)	(5,456,997)
Increase	8,916,449	4,473,369

11.    SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC Topic 855 (formerly SFAS 165), Subsequent Events, adopted by the Fund as of December 31, 2009, management has evaluated subsequent events existing in the Fund’s financial statements through February 16, 2010. Management has determined that there were no material subsequent events that would require recognition or additional disclosure in the Fund’s financial statements through this date.

12.    RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued Accounting Standards Update 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 provides clarifications to existing disclosures required by ASC 820 as well as amends ASC 820 to require certain new disclosures. ASU 2010-06 is substantially effective for interim and annual reporting periods beginning after December 15, 2009. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Fund’s financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Bond-Debenture Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond-Debenture Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2010

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995, Chairman since 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).	Currently serves as director of Crane Co. (since 1984), Huttig Building Products Inc. (since 1998) and R.H. Donnelley Inc. (since 2009).

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the titles and positions listed under the “Principal Occupation” column indicate the officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 –2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Director and Portfolio Manager, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

Approval of Advisory Contract

At meetings held on December 16 and 17, 2009, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC. (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the “performance universe”) and to the investment performance of an appropriate securities index, (2) information on the expense ratios, effective management fee rates, and other expense components, for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett’s financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the Fund’s investment performance was in the fifth quintile of its performance universe for the nine-month period, in the second quintile for the one-year and five-year periods, and in the first quintile for the three-year period. The Board also observed that the investment performance of the Fund was lower than that of the Lipper Variable Underlying Funds High Yield Index for the nine-month period and higher than that of the Index for the one-year, three-year, and five-year periods. The Board also noted that the Fund’s investment objective, strategy, and investment team were identical to those of Lord Abbett Bond-Debenture Fund, Inc. (Bond-Debenture Fund) and observed that the performance of the Class A shares of Bond-Debenture Fund was in the fourth quintile of its performance universe and lower than that of the relevant Lipper index for the ten-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group information was based, and noted that such periods ended before September 30, 2009. The Board noted that the expense levels of the peer group likely would have been different for periods ending September 30, 2009, due to the lower asset levels prevailing in the mutual fund industry during much of 2009. The Board also observed that the Fund’s transfer agency expenses were likely to decrease in 2010, as a result of renegotiation of the transfer agency agreement. It also considered the amount and nature of the fees paid by shareholders. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement through April 30, 2009 that limited all expenses other than management fees to 0.35%, but that Lord Abbett had not entered into a new expense reimbursement agreement and instead had made voluntary reimbursements that had the effect of keeping the total expense ratio at approximately 0.87%, and intended to continue to make reimbursements that would keep the expense ratio at approximately 0.90%, which reimbursements it could end at any time. The Board observed that for the nine months ended September 30, 2009 (annualized) the contractual management and administrative services fee rates were approximately eleven basis points below the median of the peer group and the actual management and administrative services fee rates were approximately eight basis points below the median of the peer group. The Board observed that for the nine months ended September 30, 2009 (annualized) the total expense ratio of the Fund was approximately thirteen basis points below the median of the peer group. The Board also considered that Lord Abbett voluntarily intended to waive its management fee and/or administrative service fee and/or voluntarily reimburse expenses to maintain the expense ratio described above, and considered what the Fund’s expense ratio likely would be if Lord Abbett did not voluntarily waive its fees or reimburse any expenses and how that expense ratio would compare to that of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had decreased in its 2009 fiscal year, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

For corporate shareholders, 1.80% of ordinary income distribution paid by the Fund during the fiscal year ended December 31, 2009 qualified for the dividends received deduction.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Bond-Debenture Portfolio

LASFBD-2-1209

(02/10)

2009

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Growth and

Income Portfolio

For the fiscal year ended December 31, 2009

Lord Abbett Series Fund — Growth and Income Portfolio

Annual Report

For the fiscal year ended December 31, 2009

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund — Growth and Income Portfolio’s performance for the fiscal year ended December 31, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Q: What were the overall market conditions during the fiscal year ended December 31, 2009?

A: After a difficult start to the year, the equity markets (as represented by the S&P 500® Index1) recovered during the balance of the period, ending the year up 26.46%. This improvement enabled some investors to recover a portion of their previous losses.

Overall, most equity asset classes and investing styles trended higher throughout the period. Mid cap stocks (as defined by the Russell MidCap® Index2) generally outperformed large cap stocks (as measured by the Russell 1000® Index3) and small cap stocks (as measured by the Russell 2000® Index4). Growth stocks (as represented by the Russell 3000® Growth Index5) generally outperformed value stocks (as represented by the Russell 3000® Value Index 6) for the fiscal year.

Q: How did the Growth and Income Portfolio perform during the fiscal year ended December 31, 2009?

A: The Fund returned 18.90%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the

1

Russell 1000 Value® Index,7 which had a total return of 19.69% over the same period.

Q: What were the most significant factors affecting performance?

A: The most significant detractors from the Fund’s performance relative to its benchmark for the 12-month period were the financial services sector (owing to an overweight position) and the producer durables sector (owing to an underweight position).

Among the individual holdings that detracted from performance were financial services holdings Bank of America Corp. (the Fund’s number-one detractor), a provider of banking, investing, asset management, and other financial and risk-management products and services, and Fifth Third Bancorp, a diversified financial services company; and producer durables holding General Electric, a diversified technology, media and financial services company.

The most significant contributors to the Fund’s performance relative to its benchmark for the 12-month period were the consumer discretionary sector (owing to an overweight position and strong stock selection) and the energy sector (owing to strong stock selection).

Among the individual holdings that contributed to performance were consumer discretionary holdings Hertz Global Holdings, Inc. (the Fund’s number-one contributor), an operator of car and equipment rental centers, and J. Crew Group, Inc., a retailer of apparel, shoes, and accessories; and consumer staples holding Coca-Cola Enterprises, Inc., a supplier of non-alcoholic beverages.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

3  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

4  The Russell 2000® Index is composed of 2,000 securities with market values ranging from $25 million to $275 million. The Growth Index is comprised of securities in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth.

5  The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes.

6  The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

7  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

2

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2009; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500 Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2009

	1 Year	5 Years	10 Years
Class VC	18.90%	-1.09%	2.15%

1    Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/09 – 12/31/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/09	12/31/09	7/1/09 - 12/31/09
Class VC
Actual	$1,000.00	$1,196.60	$5.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.55	$4.74
†	Net expenses are equal to the Fund’s annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2009

Sector*	%**
Consumer Discretionary	15.08%
Consumer Staples	4.82%
Energy	18.02%
Financial Services	27.42%
Healthcare	8.89%
Materials & Processing	6.29%
Producer Durables	7.64%
Technology	2.86%
Utilities	3.61%
Short-Term Investment	5.37%
Total	100.00%
*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2009

Investments	Shares	Value (000)
LONG-TERM INVESTMENTS 95.21%

COMMON STOCKS 94.97%

Advertising Agencies 0.38%
Omnicom Group, Inc.	108,500	$4,248

Aerospace 0.27%
Raytheon Co.	58,100	2,993

Air Transportation 3.30%
Delta Air Lines, Inc.*	2,977,047	33,879
FedEx Corp.	32,100	2,679

Total		36,558

Asset Management & Custodian 1.71%
Franklin Resources, Inc.	112,493	11,851
Legg Mason, Inc.	44,300	1,336
State Street Corp.	132,600	5,774

Total		18,961

Automobiles 1.58%
Ford Motor Co.*	1,751,600	17,516

Banks: Diversified 12.67%
Bank of America Corp.	1,399,593	21,078
BB&T Corp.	196,717	4,991
KeyCorp	945,300	5,246
M&T Bank Corp.	117,079	7,831
PNC Financial Services Group, Inc. (The)	393,946	20,796
Regions Financial Corp.	541,500	2,865
SunTrust Banks, Inc.	972,000	19,722
Wells Fargo & Co.	1,810,901	48,876
Zions Bancorp	692,430	8,884

Total		140,289

Biotechnology 1.14%
Amgen, Inc.*	222,696	12,598

Building Materials 0.06%
Masco Corp.	50,106	692

Investments	Shares	Value (000)
Cable Television Services 1.23%
Comcast Corp. Class A	515,302	$8,688
Time Warner Cable, Inc.	117,751	4,874

Total		13,562

Chemical: Diversified 1.08%
Dow Chemical Co. (The)	430,300	11,889

Chemical: Specialty 0.36%
Praxair, Inc.	49,802	4,000

Coal 0.46%
Arch Coal, Inc.	227,700	5,066

Communications Technology 0.51%
Cisco Systems, Inc.*	237,600	5,688

Computer Services, Software & Systems 0.43%
Adobe Systems, Inc.*	129,200	4,752

Computer Technology 1.36%
EMC Corp.*	263,100	4,596
Hewlett-Packard Co.	202,885	10,451

Total		15,047

Diversified Financial Services 11.52%
Bank of New York Mellon Corp. (The)	834,748	23,348
Capital One Financial Corp.	26,300	1,008
Citigroup, Inc.	3,087,100	10,218
Goldman Sachs Group, Inc. (The)	166,072	28,039
JPMorgan Chase & Co.	1,129,138	47,051
Morgan Stanley	602,800	17,843

Total		127,507

Diversified Manufacturing Operations 2.36%
Eaton Corp.	337,072	21,445
Honeywell International, Inc.	119,500	4,684

Total		26,129

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2009

Investments	Shares	Value (000)
Diversified Media 0.42%
Time Warner, Inc.	159,366	$4,644

Diversified Retail 4.50%
HSN, Inc.*	554,309	11,191
J.C. Penney Co., Inc.	206,200	5,487
Kohl’s Corp.*	155,100	8,365
Target Corp.	450,600	21,796
Wal-Mart Stores, Inc.	56,392	3,014

Total		49,853

Drug & Grocery Store Chains 2.21%
Kroger Co. (The)	1,193,453	24,502

Entertainment 0.33%
Viacom, Inc. Class B*	123,300	3,666

Fertilizers 1.22%
Mosaic Co. (The)	185,500	11,080
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	22,300	2,419

Total		13,499

Foods 0.70%
Kraft Foods, Inc. Class A	286,297	7,782

Fruit & Grain Processing 1.66%
Archer Daniels Midland Co.	586,300	18,357

Gas Pipeline 0.88%
El Paso Corp.	990,770	9,739

Gold 2.10%
Barrick Gold Corp. (Canada)(a)	413,300	16,276
Newmont Mining Corp.	146,300	6,921

Total		23,197

Healthcare Management Services 1.57%
UnitedHealth Group, Inc.	570,100	17,377

Investments	Shares	Value (000)
Homebuilding 0.54%
Pulte Homes, Inc.*	601,800	$6,018

Hotel/Motel 1.96%
Hyatt Hotels Corp. Class A*	266,100	7,933
Marriott International, Inc. Class A	394,874	10,760
Starwood Hotels & Resorts Worldwide, Inc.	83,000	3,035

Total		21,728

Insurance: Life 0.20%
Principal Financial Group, Inc.	93,800	2,255

Insurance: Multi-Line 0.73%
MetLife, Inc.	226,761	8,016

Leisure Time 0.70%
Carnival Corp. Unit*	242,650	7,689

Machinery: Construction & Handling 1.06%
Caterpillar, Inc.	204,900	11,677

Machinery: Industrial 0.13%
Joy Global, Inc.	28,700	1,481

Medical & Dental Instruments & Supplies 1.96%
Boston Scientific Corp.*	1,126,898	10,142
Covidien plc (Ireland)(a)	241,671	11,574

Total		21,716

Metals & Minerals: Diversified 0.95%
Agnico-Eagle Mines Ltd. (Canada)(a)	60,900	3,289
Cliffs Natural Resources, Inc.	157,400	7,254

Total		10,543

Oil: Crude Producers 3.68%
Apache Corp.	23,000	2,373
Devon Energy Corp.	102,400	7,526

See Notes to Financial Statements.

8

Schedule of Investments (continued)

December 31, 2009

Investments	Shares	Value (000)
Oil: Crude Producers (continued)
EOG Resources, Inc.	76,064	$7,401
Occidental Petroleum Corp.	128,378	10,444
Southwestern Energy Co.*	25,800	1,244
XTO Energy, Inc.	253,175	11,780

Total		40,768

Oil: Integrated 8.36%
Chevron Corp.	384,725	29,620
ConocoPhillips	129,200	6,598
Exxon Mobil Corp.	241,655	16,478
Hess Corp.	111,400	6,740
Marathon Oil Corp.	371,000	11,583
Murphy Oil Corp.	71,800	3,891
Petroleo Brasileiro SA ADR	172,500	8,225
Suncor Energy, Inc. (Canada)(a)	267,221	9,436

Total		92,571

Oil Well Equipment & Services 4.75%
Halliburton Co.	539,900	16,246
Schlumberger Ltd.	462,592	30,110
Smith International, Inc.	229,500	6,235

Total		52,591

Personal Care 0.27%
Colgate-Palmolive Co.	35,800	2,941

Pharmaceuticals 4.27%
Abbott Laboratories	275,164	14,856
Johnson & Johnson	125,700	8,096
Merck & Co., Inc.	230,000	8,404
Teva Pharmaceutical Industries Ltd. ADR	283,567	15,931

Total		47,287

Real Estate Investment Trusts 0.12%
Annaly Capital Management, Inc.	74,600	1,294

Investments	Shares	Value (000)
Rental & Leasing Services: Consumer 2.23%
Hertz Global Holdings, Inc.*	2,068,547	$24,657

Scientific Instruments: Electrical 0.57%
Emerson Electric Co.	147,400	6,279

Securities Brokerage & Services 0.41%
Charles Schwab Corp. (The)	238,300	4,485

Semiconductors & Components 0.58%
Intel Corp.	313,000	6,385

Specialty Retail 0.59%
Best Buy Co., Inc.	80,416	3,173
Home Depot, Inc. (The)	114,300	3,307

Total		6,480

Steel 0.56%
United States Steel Corp.	113,200	6,240

Textiles Apparel & Shoes 0.71%
J. Crew Group, Inc.*	162,529	7,272
NIKE, Inc. Class B	9,300	614

Total		7,886

Utilities: Electrical 0.80%
PG&E Corp.	151,500	6,765
Southern Co.	63,695	2,122

Total		8,887

Utilities: Telecommunications 2.83%
AT&T, Inc.	736,947	20,657
Verizon Communications, Inc.	322,700	10,691

Total		31,348

Total Common Stocks (cost $917,408,529)		1,051,333

See Notes to Financial Statements.

9

Schedule of Investments (concluded)

December 31, 2009

Investments	Shares	Value (000)
PREFERRED STOCK 0.24%

Banks: Diversified
Bank of America Corp.* (cost $2,659,500)	177,300	$2,645

Total Long-Term Investments (cost $920,068,029)		1,053,978

	Principal Amount (000)
SHORT–TERM INVESTMENT 5.41%

Repurchase Agreement
Repurchase Agreement dated 12/31/2009, Zero Coupon due 1/4/2010 with Fixed Income Clearing Corp. collateralized by $57,990,000 of Federal Home Loan Mortgage Corp. at 4.125% due 2/24/2011; value: $61,034,475; proceeds: $59,834,667 (cost $59,834,667)	$59,835	59,835

Total Investments in Securities 100.62% (cost $979,902,696)		1,113,813

Liabilities in Excess of Cash and Other Assets (0.62%)		(6,856)

Net Assets 100.00%		$1,106,957

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

December 31,2009

ASSETS:
Investments in securities, at value (cost $979,902,696)	$1,113,812,777
Cash	11,852
Receivables:
Capital shares sold	4,805,561
Investment securities sold	3,315,893
Interest and dividends	774,497
Prepaid expenses	11,458
Total assets	1,122,732,038
LIABILITIES:
Payables:
Investment securities purchased	13,991,269
Management fee	448,911
Directors’ fees	141,956
Capital shares reacquired	81,457
Fund administration	36,275
Accrued expenses and other liabilities	1,075,433
Total liabilities	15,775,301
NET ASSETS	$1,106,956,737
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,608,669,995
Distributions in excess of net investment income	(95,108)
Accumulated net realized loss on investments and foreign currency related transactions	(635,528,231)
Net unrealized appreciation on investments	133,910,081
Net Assets	$1,106,956,737
Outstanding shares (250 million shares of common stock authorized, $.001 par value)	54,386,949
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$20.35

See Notes to Financial Statements.

11

Statements of Operations

For the Year Ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $68,934)	$19,725,291
Interest	4,936
Total investment income	19,730,227
Expenses:
Management fee	5,203,972
Shareholder servicing	3,873,237
Fund administration	419,806
Reports to shareholders	108,899
Professional	52,447
Directors’ fees	35,326
Custody	27,349
Other	34,023
Gross expenses	9,755,059
Expense reductions (See Note 8)	(3,319)
Net expenses	9,751,740
Net investment income	9,978,487
Net realized and unrealized gain (loss):
Net realized loss on investments and foreign currency related transactions	(318,850,895)
Net realized loss on redemptions in-kind (See Note 6)	(181,621,468)
Net change in unrealized appreciation/depreciation on investments	563,092,280
Net realized and unrealized gain	62,619,917
Net Increase in Net Assets Resulting From Operations	$72,598,404

See Notes to Financial Statements.

12

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Operations:
Net investment income	$9,978,487	$30,196,214
Net realized loss on investments and foreign currency related transactions	(318,850,895)	(313,306,748)
Net realized loss on redemptions in-kind (See Note 6)	(181,621,468)	—
Net change in unrealized appreciation/depreciation on investments	563,092,280	(597,109,674)
Net increase (decrease) in net assets resulting from operations	72,598,404	(880,220,208)
Distributions to shareholders from:
Net investment income	(9,940,508)	(30,381,573)
Net realized gain	—	(7,112,546)
Total distributions to shareholders	(9,940,508)	(37,494,119)
Capital share transactions (See Note 11):
Proceeds from sales of shares	40,142,340	231,850,955
Reinvestment of distributions	9,940,508	37,494,119
Cost of shares reacquired	(153,818,111)	(269,196,904)
Redemptions in-kind (See Note 6)	(342,061,308)	—
Net increase (decrease) in net assets resulting from capital share transactions	(445,796,571)	148,170
Net decrease in net assets	(383,138,675)	(917,566,157)
NET ASSETS:
Beginning of year	$1,490,095,412	$2,407,661,569
End of year	$1,106,956,737	$1,490,095,412
Distributions in excess of net investment income	$(95,108)	$(132,791)

See Notes to Financial Statements.

13

Financial Highlights

	Year Ended 12/31
	2009		2008	2007		2006		2005
Per Share Operating Performance
Net asset value, beginning of year	$17.27		$ 27.91	$29.34		$26.16		$27.18

Investment operations:

Net investment income(a)	.17		.35	.39		.39		.29

Net realized and unrealized gain (loss)	3.10		(10.55)	.64		4.12		.60

Total from investment operations	3.27		(10.20)	1.03		4.51		.89

Distributions to shareholders from:

Net investment income	(.19)		(.36)	(.38)		(.36)		(.27)

Net realized gain	—		(.08)	(2.08)		(.97)		(1.64)

Total distributions	(.19)		(.44)	(2.46)		(1.33)		(1.91)

Net asset value, end of year	$20.35		$ 17.27	$27.91		$29.34		$26.16

Total Return(b)	18.90%		(36.42)%	3.44%		17.27%		3.25%

Ratios to Average Net Assets:

Expenses, including expense reductions	.93%		.90%	.88%		.87%		.91%

Expenses, excluding expense reductions	.93%		.90%	.88%		.87%		.91%

Net investment income	.95%		1.51%	1.27%		1.38%		1.11%

Supplemental Data:
Net assets, end of year (000)	$1,106,957		$1,490,095	$2,407,662		$2,153,380		$1,592,826

Portfolio turnover rate	71.71	%(c)	113.29%	91.72	%(c)	51.65	%(c)	46.71%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Includes portfolio securities delivered as a result of redemptions in-kind transactions.

See Notes to Financial Statements.

14

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios (the “Funds”). This report covers Growth and Income Portfolio (the “Fund”). The Fund is diversified as defined in the Act.

The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund offers Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

15

Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended December 31, 2006 through December 31, 2009. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–In accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly SFAS 157), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable

16

Notes to Financial Statements (continued)

inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$1,051,333	$–	$–	$1,051,333
Preferred Stock	2,645	–	–	2,645
Repurchase Agreement	–	59,835	–	59,835
Total	$1,053,978	$59,835	$–	$1,113,813
*	See Schedule of Investments for values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.50%
Over $1 billion	.45%

For fiscal year ended December 31, 2009, the effective management fee paid to Lord Abbett was at an annualized rate of .50% of the Fund’s average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2009, the Fund incurred expenses of $3,765,318 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

17

Notes to Financial Statements (continued)

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	Year Ended 12/31/2009	Year Ended 12/31/2008
Distributions paid from:
Ordinary income	$9,940,508	$30,381,573
Net long-term capital gains	–	7,112,546
Total distributions paid	$9,940,508	$37,494,119

As of December 31, 2009, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income– net	$46,848
Total undistributed earnings	$46,848
Capital loss carryforwards*	(556,387,693)
Temporary differences	(141,956)
Unrealized gains – net	54,769,543
Total accumulated losses—net	$(501,713,258)
*	As of December 31, 2009, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$174,242,085	$382,145,608	$556,387,693

As of December 31, 2009, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,059,043,234
Gross unrealized gain	84,540,963
Gross unrealized loss	(29,771,420)
Net unrealized security gain	$54,769,543

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

18

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2009 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(296)	$181,621,725	$(181,621,429)

The permanent differences are attributable to the tax treatment of foreign currency transactions and redemptions in-kind.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments and including redemptions in-kind) for the fiscal year ended December 31, 2009 were as follows:

Purchases	Sales
$723,994,013	$1,174,578,758

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2009.

6. REDEMPTIONS IN-KIND

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payments for a redemption of Fund shares (“redemptions in-kind”). For financial reporting purposes, the Fund recognizes a gain on redemptions in-kind to the extent the value of the distributed securities exceeds their costs; the Fund recognizes a loss if the cost exceeds value. During the fiscal year ended December 31, 2009, shareholders of the Fund redeemed Fund shares in exchange for Fund portfolio securities, causing the Fund to realize a net loss of $181,621,468.

7. DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8. EXPENSE REDUCTIONS

The Company has entered into arrangements with the its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

19

Notes to Financial Statements (concluded)

9.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

11.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares sold	2,356,631	9,857,097
Reinvestment of distributions	485,376	2,310,174
Shares reacquired	(9,252,869)	(12,147,332)
Redemptions in-kind	(25,488,920)	–
Increase (decrease)	(31,899,782)	19,939

12.    SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC Topic 855 (formerly SFAS 165), Subsequent Events, adopted by the Fund as of December 31, 2009, management has evaluated subsequent events existing in the Fund’s financial statements through February 16, 2010. Management has determined that there were no material subsequent events that would require recognition or additional disclosure in the Fund’s financial statements through this date.

13.    RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued Accounting Standards Update 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 provides clarifications to existing disclosures required by ASC 820 as well as amends ASC 820 to require certain new disclosures. ASU 2010-06 is substantially effective for interim and annual reporting periods beginning after December 15, 2009. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Fund’s financial statement disclosures.

20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth and Income Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth and Income Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2010

21

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995, Chairman since 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 –2007), joined Lord Abbett in 1972.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).	Currently serves as director of Crane Co. (since 1984), Huttig Building Products Inc. (since 1998) and R.H. Donnelley Inc. (since 2009).

22

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush –O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

23

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the titles and positions listed under the “Principal Occupation” column indicate the officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 – 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 –2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 –2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 – 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Director and Portfolio Manager, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 – 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

25

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (1999–2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

26

Approval of Advisory Contract

At meetings held on December 16 and 17, 2009, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC. (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the “performance universe”) and to the investment performance of an appropriate securities index, (2) information on the expense ratios, effective management fee rates, and other expense components, for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett’s financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Fund was in the fourth quintile of its performance universe for the nine-month period, in the third quintile for the one-year, three-year, and five-year periods, and in the second quintile for the ten-year period. The Board also observed that the investment performance was lower than that of the Lipper Variable Underlying Funds Large-Cap Value Index for the nine-month, one-year, three-year, and five-year periods and higher than that of the Index for the ten-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology

27

and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group information was based, and noted that such periods ended before September 30, 2009. The Board noted that the expense levels of the peer group likely would have been different for periods ending September 30, 2009, due to the lower asset levels prevailing in the mutual fund industry during much of 2009. The Board also observed that the Fund’s transfer agency expenses were likely to decrease in 2010, as a result of renegotiation of the transfer agency agreement. It also considered the amount and nature of the fees paid by shareholders. The Board observed that for the nine months ended September 30, 2009 (annualized) the contractual management and administrative services fee rates were approximately eight basis points below the median of the peer group and the actual management and administrative services fee rates were approximately six basis points below the median of the peer group. The Board also observed that for the nine months ended September 30, 2009 (annualized) the total expense ratio of the Fund was approximately the same as the median of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had decreased in its 2009 fiscal year, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts

28

for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

For corporate shareholders, 100% of the ordinary income distribution paid by the Fund during the fiscal year ended December 31, 2009 qualified for the dividends received deduction.

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Growth and Income Portfolio

LASFGI-2-1209

(2/10)

2009

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—

Growth Opportunities Portfolio

For the fiscal year ended December 31, 2009

Lord Abbett Series Fund — Growth Opportunities Portfolio

Annual Report

For the fiscal year ended December 31, 2009

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund – Growth Opportunities Portfolio’s performance for the fiscal year ended December 31, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Q: What were the overall market conditions during the fiscal year ended December 31, 2009?

A: After a difficult start to the year, the equity markets (as represented by the S&P 500® Index1) recovered during the balance of the period, ending the year up 26.46%. This improvement enabled some investors to recover a portion of their previous losses.

Overall, most equity asset classes and investing styles trended higher throughout the period. Mid cap stocks (as defined by the Russell MidCap® Index2) generally outperformed large cap stocks (as measured by the Russell 1000® Index3) and small cap stocks (as measured by the Russell 2000® Index4). Growth stocks (as represented by the Russell 3000® Growth Index5) generally outperformed value stocks (as represented by the Russell 3000® Value Index 6) for the fiscal year.

Q: How did the Growth Opportunities Portfolio perform during the fiscal year ended December 31, 2009?

A: The Fund returned 45.55%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions

1

reinvested, compared to its benchmark, the Russell Midcap® Growth Index,7 which had a total return of 46.29% in the same period.

Q: What were the most significant factors affecting performance?

A: The most significant detractors from the Fund’s performance relative to its benchmark for the 12-month period were the healthcare, energy, and utilities sectors.

Among the individual holdings that detracted from performance were healthcare holding C.R. Bard, Inc., a supplier of medical, surgical, diagnostic, and patient care devices; energy holding Sunoco, Inc., a petroleum refiner and marketer; and utilities holding MetroPCS Communications, Inc., a U.S. wireless communications provider.

The most significant contributors to the Fund’s performance relative to its benchmark for the 12-month period were the technology, consumer discretionary, and producer durables sectors.

Among the individual holdings that contributed to performance were technology holding Network Appliance, Inc., a provider of storage and data management solutions; consumer discretionary holding Starwood Hotel & Resorts Worldwide, Inc., a worldwide operator of luxury and upscale hotels; and producer durables holding Nalco Holding Co., a provider of integrated water treatment and process improvement services.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

3  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

4  The Russell 2000® Index is composed of 2,000 securities with market values ranging from $25 million to $275 million. The Growth Index is comprised of securities in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth.

5  The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes.

6  The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

7  The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks also are members of the Russell 1000® Growth Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current

2

performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During the period covered in this report, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2009; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell Midcap® Growth Index and the S&P MidCap 400 Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2009

	1 Year	5 Years	Life of Class
Class VC2	45.55%	4.24%	7.67%

1    Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on April 30, 2003.

2    The Class VC shares were first offered on April 30, 2003.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/09 – 12/31/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/09	12/31/09	7/1/09 - 12/31/09
Class VC
Actual	$1,000.00	$1,264.70	$6.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11
†	Net expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2009

Sector*	%**
Consumer Discretionary	21.63%
Consumer Staples	1.82%
Energy	8.86%
Financial Services	13.11%
Healthcare	12.65%
Materials & Processing	4.57%
Producer Durables	11.99%
Technology	23.26%
Utilities	0.45%
Short-Term Investment	1.66%
Total	100.00%
*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2009

Investments	Shares	Value (000)
COMMON STOCKS 98.54%

Advertising Agencies 0.75%
Lamar Advertising Co. Class A*	25,727	$800

Aerospace 0.81%
Rockwell Collins, Inc.	15,698	869

Asset Management & Custodian 4.10%
Affiliated Managers Group, Inc.*	10,499	707
BlackRock, Inc.	3,911	908
Invesco Ltd.	28,000	658
State Street Corp.	11,002	479
T. Rowe Price Group, Inc.	30,862	1,643

Total		4,395

Auto Parts 0.52%
LKQ Corp.*	28,243	553

Auto Services 0.59%
Goodyear Tire & Rubber Co. (The)*	44,940	634

Back Office Support, Human Resources, and Consulting 1.38%
Monster Worldwide, Inc.*	42,930	747
Robert Half International, Inc.	27,419	733

Total		1,480

Banks: Diversified 2.11%
City National Corp.	16,293	743
Fifth Third Bancorp	44,021	429
KeyCorp	111,328	618
SunTrust Banks, Inc.	22,893	465

Total		2,255

Beverage: Soft Drinks 0.30%
Green Mountain Coffee Roasters, Inc.*	3,963	323

Investments	Shares	Value (000)
Biotechnology 1.84%
Alexion Pharmaceuticals, Inc.*	15,207	$742
Life Technologies Corp.*	11,070	578
Onyx Pharmaceuticals, Inc.*	22,148	650

Total		1,970

Casinos & Gambling 1.30%
International Game Technology	45,849	861
MGM Mirage*	58,703	535

Total		1,396

Chemical: Diversified 0.87%
Celanese Corp. Series A	29,005	931

Coal 1.94%
CONSOL Energy, Inc.	25,353	1,263
Walter Energy, Inc.	10,838	816

Total		2,079

Communications Technology 0.46%
Juniper Networks, Inc.*	18,280	488

Computer Services, Software & Systems 7.30%
ANSYS, Inc.*	22,206	965
Citrix Systems, Inc.*	25,707	1,070
Cognizant Technology Solutions Corp. Class A*	36,749	1,665
Equinix, Inc.*	11,034	1,171
F5 Networks, Inc.*	13,594	720
Intuit, Inc.*	14,786	454
McAfee, Inc.*	9,241	375
Nuance Communications, Inc.*	39,986	621
VMware, Inc. Class A*	18,410	780

Total		7,821

Computer Technology 4.09%
NetApp, Inc.*	49,583	1,705
NVIDIA Corp.*	66,605	1,244

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2009

Investments	Shares	Value (000)
Computer Technology (continued)
Palm, Inc.*	39,565	$397
Western Digital Corp.*	23,434	1,035

Total		4,381

Cosmetics 1.28%
Avon Products, Inc.	23,577	743
Estee Lauder Cos., Inc. (The) Class A	12,929	625

Total		1,368

Diversified Financial Services 1.41%
Capital One Financial Corp.	17,317	664
Lazard Ltd. Class A	22,302	847

Total		1,511

Diversified Manufacturing Operations 0.47%
ITT Corp.	10,219	508

Diversified Retail 1.35%
Nordstrom, Inc.	38,581	1,450

Education Services 0.91%
Apollo Group, Inc. Class A*	16,106	976

Electronic Components 1.11%
Amphenol Corp. Class A	25,705	1,187

Electronic Entertainment 0.49%
Electronic Arts, Inc.*	29,807	529

Engineering & Contracting Services 1.81%
Fluor Corp.	9,341	421
Nalco Holding Co.	39,711	1,013
URS Corp.*	11,354	505

Total		1,939

Fertilizers 0.83%
CF Industries Holdings, Inc.	2,108	191
Intrepid Potash, Inc.*	23,910	697

Total		888

Investments	Shares	Value (000)
Financial Data & Systems 1.47%
Alliance Data Systems Corp.*	11,471	$741
Moody’s Corp.	31,038	832

Total		1,573

Healthcare Facilities 0.65%
DaVita, Inc.*	11,812	694

Healthcare Management Services 1.72%
CIGNA Corp.	23,108	815
Humana, Inc.*	23,349	1,025

Total		1,840

Healthcare Services 1.98%
Cerner Corp.*	8,717	719
Express Scripts, Inc.*	8,089	699
McKesson Corp.	11,244	703

Total		2,121

Homebuilding 0.44%
NVR, Inc.*	662	470

Hotel/Motel 2.04%
Marriott International, Inc. Class A	35,776	975
Starwood Hotels & Resorts Worldwide, Inc.	33,078	1,210

Total		2,185

Insurance: Life 0.99%
Principal Financial Group, Inc.	43,947	1,056

Leisure Time 0.66%
priceline.com, Inc.*	3,217	703

Luxury Items 0.66%
Tiffany & Co.	16,394	705

Machinery: Industrial 0.54%
Kennametal, Inc.	22,458	582

See Notes to Financial Statements.

8

Schedule of Investments (continued)

December 31, 2009

Investments	Shares	Value (000)
Medical & Dental Instruments & Supplies 2.84%
C.R. Bard, Inc.	10,453	$814
Edwards Lifesciences Corp.*	6,540	568
Kinetic Concepts, Inc.*	7,938	299
ResMed, Inc.*	18,246	954
Stryker Corp.	8,141	410

Total		3,045

Medical Equipment 0.72%
Affymetrix, Inc.*	41,638	243
Thermo Fisher Scientific, Inc.*	11,146	532

Total		775

Metal Fabricating 1.18%
Precision Castparts Corp.	11,498	1,269

Metals & Minerals: Diversified 0.82%
Cliffs Natural Resources, Inc.	8,013	369
Compass Minerals International, Inc.	7,543	507

Total		876

Miscellaneous: Consumer Staples 0.68%
Energizer Holdings, Inc.*	11,832	725

Offshore Drilling & Other Services 1.45%
Atwood Oceanics, Inc.*	18,847	676
Diamond Offshore Drilling, Inc.	8,946	880

Total		1,556

Oil: Crude Producers 3.01%
Cabot Oil & Gas Corp.	16,197	706
Continental Resources, Inc.*	12,532	537
Petrohawk Energy Corp.*	25,786	619
Range Resources Corp.	12,903	643
Southwestern Energy Co.*	14,785	713

Total		3,218

Oil: Well Equipment & Services 2.48%
Cameron International Corp.*	26,643	1,114

Investments	Shares	Value (000)
Oceaneering International, Inc.*	14,886	$871
Smith International, Inc.	24,860	675

Total		2,660

Pharmaceuticals 2.92%
AmerisourceBergen Corp.	28,059	732
Vertex Pharmaceuticals, Inc.*	17,864	765
Warner Chilcott plc Class A (Ireland)*(a)	38,117	1,085
Watson Pharmaceuticals, Inc.*	13,766	545

Total		3,127

Producer Durables: Miscellaneous 0.49%
W.W. Grainger, Inc.	5,434	526

Production Technology Equipment 1.46%
Lam Research Corp.*	23,423	918
Varian Semiconductor Equipment Associates, Inc.*	17,899	642

Total		1,560

Railroads 1.11%
Kansas City Southern*	35,765	1,191

Real Estate 0.68%
CB Richard Ellis Group, Inc. Class A*	53,906	731

Real Estate Investment Trusts 0.90%
Simon Property Group, Inc.	12,014	959

Scientific Instruments: Control & Filter 0.95%
Parker Hannifin Corp.	9,948	536
Roper Industries, Inc.	9,260	485

Total		1,021

Scientific Instruments: Electrical 0.27%
AMETEK, Inc.	7,652	293

See Notes to Financial Statements.

9

Schedule of Investments (continued)

December 31, 2009

Investments	Shares	Value (000)
Scientific Instruments: Gauges & Meters 1.26%
Agilent Technologies, Inc.*	19,578	$608
Itron, Inc.*	10,888	736

Total		1,344

Securities Brokerage & Services 1.48%
IntercontinentalExchange, Inc.*	8,449	949
TD Ameritrade Holding Corp.*	32,998	639

Total		1,588

Semiconductors & Components 8.41%
Altera Corp.	31,959	723
Analog Devices, Inc.	32,882	1,038
Atheros Communications, Inc.*	25,538	874
Avnet, Inc.*	21,927	661
Broadcom Corp. Class A*	13,242	416
Cree, Inc.*	17,369	979
Cypress Semiconductor Corp.*	44,536	470
Linear Technology Corp.	24,477	748
Marvell Technology Group Ltd.*	48,471	1,006
Microchip Technology, Inc.	14,662	426
ON Semiconductor Corp.*	94,717	834
Silicon Laboratories, Inc.*	17,104	827

Total		9,002

Specialty Retail 8.98%
Abercrombie & Fitch Co. Class A	21,033	733
Aeropostale, Inc.*	16,785	572
American Eagle Outfitters, Inc.	50,918	865
Bed Bath & Beyond, Inc.*	23,582	911
CarMax, Inc.*	35,757	867
Dick’s Sporting Goods, Inc.*	23,185	577
Dress Barn, Inc. (The)*	29,591	684
GameStop Corp. Class A*	28,866	633

Investments	Shares	Value (000)
Limited Brands, Inc.	69,603	$1,339
O’Reilly Automotive, Inc.*	16,768	639
Staples, Inc.	16,709	411
TJX Companies, Inc. (The)	17,454	638
Urban Outfitters, Inc.*	21,296	745

Total		9,614

Steel 0.88%
United States Steel Corp.	17,006	937

Textiles Apparel & Shoes 2.20%
Carter’s, Inc.*	26,462	695
Coach, Inc.	30,456	1,113
Polo Ralph Lauren Corp.	6,816	552

Total		2,360

Tobacco 0.85%
Lorillard, Inc.	11,324	909

Transportation: Miscellaneous 0.87%
Expeditors International of Washington, Inc.	26,908	935

Truckers 2.03%
C.H. Robinson Worldwide, Inc.	11,983	704
Con-way, Inc.	21,579	753
J.B. Hunt Transport Services, Inc.	22,307	720

Total		2,177

Utilities: Miscellaneous 0.45%
Ormat Technologies, Inc.	12,729	482

Total Common Stocks (cost $82,832,013)		105,540

See Notes to Financial Statements.

10

Schedule of Investments (concluded)

December 31, 2009

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 1.67%

Repurchase Agreement
Repurchase Agreement dated 12/31/2009, Zero Coupon due 1/4/2010 with Fixed Income Clearing Corp. collateralized by $1,730,000 of Federal Home Loan Mortgage Corp. at 4.125% due 2/24/2011; value: $1,820,825; proceeds: $1,784,024 (cost $1,784,024)	$1,784	$1,784

Total Investments in Securities 100.21% (cost $84,616,037)		107,324

Liabilities in Excess of Other Assets (0.21%)		(226)

Net Assets 100.00%		$107,098

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

December 31, 2009

ASSETS:
Investments in securities, at value (cost $84,616,037)	$107,324,252
Receivables:
Investment securities sold	217,728
Dividends	33,636
Capital shares sold	31,974
From advisor (See Note 3)	4,110
Prepaid expenses and other assets	603
Total assets	107,612,303
LIABILITIES:
Payables:
Investment securities purchased	213,872
Management fee	68,387
Capital shares reacquired	38,477
Directors’ fees	6,202
Fund administration	3,420
Accrued expenses and other liabilities	183,543
Total liabilities	513,901
NET ASSETS	$107,098,402
COMPOSITION OF NET ASSETS:
Paid-in capital	$98,473,464
Distributions in excess of net investment income	(6,177)
Accumulated net realized loss on investments	(14,077,100)
Net unrealized appreciation on investments	22,708,215
Net Assets	$107,098,402
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	7,446,960
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.38

See Notes to Financial Statements.

12

Statements of Operations

For the Year Ended December 31, 2009

Investment income:
Dividends	$785,251
Interest	174
Total investment income	785,425
Expenses:
Management fee	696,388
Shareholder servicing	319,257
Reports to shareholders	56,318
Professional	38,308
Fund administration	34,819
Custody	6,412
Directors’ fees	2,733
Other	2,498
Gross expenses	1,156,733
Expenses reductions (See Note 7)	(185)
Management fees waived and expenses reimbursed (See Note 3)	(111,966)
Net expenses	1,044,582
Net investment loss	(259,157)
Net realized and unrealized gain (loss):
Net realized loss on investments	(9,276,289)
Net change in unrealized appreciation/depreciation on investments	42,836,725
Net realized and unrealized gain	33,560,436
Net Increase in Net Assets Resulting From Operations	$33,301,279

See Notes to Financial Statements.

13

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Operations:
Net investment loss	$(259,157)	$(427,421)
Net realized loss on investments	(9,276,289)	(4,746,039)
Net change in unrealized appreciation/depreciation on investments	42,836,725	(39,857,678)
Net increase (decrease) in net assets resulting from operations	33,301,279	(45,031,138)
Distributions to shareholders from:
Net realized gain	–	(1,488,067)
Capital share transactions (See Note 10):
Proceeds from sales of shares	18,092,168	19,104,461
Reinvestment of distributions	–	1,488,067
Cost of shares reacquired	(19,206,893)	(25,579,821)
Net decrease in net assets resulting from capital share transactions	(1,114,725)	(4,987,293)
Net increase (decrease) in net assets	32,186,554	(51,506,498)
NET ASSETS:
Beginning of year	$74,911,848	$126,418,346
End of year	$107,098,402	$74,911,848
Distributions in excess of net investment income	$(6,177)	$(5,275)

See Notes to Financial Statements.

14

Financial Highlights

	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.88	$16.34	$14.67	$13.73	$13.30

Investment operations:

Net investment loss(a)	(.03)	(.06)	(.09)	(.04)	(.06)

Net realized and unrealized gain (loss)	4.53	(6.20)	3.22	1.12	.68

Total from investment operations	4.50	(6.26)	3.13	1.08	.62

Distributions to shareholders from:

Net realized gain	–	(.20)	(1.46)	(.14)	(.19)

Net asset value, end of year	$14.38	$ 9.88	$16.34	$14.67	$13.73

Total Return(b)	45.55%	(38.24)%	21.28%	7.89%	4.62%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fees waived and expenses reimbursed	1.20%	1.20%	1.20%	1.20%	1.20%

Expenses, including expense reductions, management fees waived and expenses reimbursed	1.20%	1.20%	1.20%	1.20%	1.20%

Expenses, excluding expense reductions, management fees waived and expenses reimbursed	1.33%	1.35%	1.31%	1.36%	1.42%

Net investment loss	(.30)%	(.43)%	(.55)%	(.25)%	(.49)%

Supplemental Data:
Net assets, end of year (000)	$107,098	$74,912	$126,418	$98,888	$52,890

Portfolio turnover rate	83.55%	125.21%	118.74%	153.71%	108.55%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

15

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios (the “Funds”). This report covers Growth Opportunities Portfolio (the “Fund”). The Fund is diversified as defined in the Act.

The investment objective of the Fund is capital appreciation. The Fund offers Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns

16

Notes to Financial Statements (continued)

remains open for the fiscal years ended December 31, 2006 through December 31, 2009. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–In accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly SFAS 157), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

17

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$105,540	$–	$–	$105,540
Repurchase Agreement	–	1,784	–	1,784
Total	$105,540	$1,784	$–	$107,324
*	See Schedule of Investments for values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.80%
Next $1 billion	.75%
Next $1 billion	.70%
Over $3 billion	.65%

For the fiscal year ended December 31, 2009, the effective management fee, before waivers and expenses reimbursed, was at an annualized rate of .80% of the Fund’s average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund’s average daily net assets.

For the period January 1, 2009 through April 30, 2009, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that total annual operating expenses (excluding management fee) did not exceed an annual rate of .40% of average daily net assets.

Effective May 1, 2009, Lord Abbett voluntarily agreed to waive a portion of its management fee and, if necessary, reimburse the Fund to the extent necessary so that total annual operating expenses do not exceed an annual rate of 1.20% of average daily net assets.

Lord Abbett may stop or change the level of the voluntary waiver or reimbursement at any time.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2009, the Fund incurred expenses of $304,670 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

18

Notes to Financial Statements (continued)

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	Year Ended 12/31/09	Year Ended 12/31/08
Distributions paid from:
Ordinary income	$–	$258,762
Net long-term capital gains	–	1,229,305
Total distributions paid	$–	$1,488,067

As of December 31, 2009, the components of accumulated gains on a tax-basis were as follows:

Capital loss carryforwards*	$(13,527,928)
Temporary differences	(6,202)
Unrealized gains – net	22,159,068
Total accumulated gains – net	$8,624,938
*	As of December 31, 2009, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$2,929,794	$10,598,134	$13,527,928

As of December 31, 2009, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$85,165,184
Gross unrealized gain	24,170,455
Gross unrealized loss	(2,011,387)
Net unrealized security gain	$22,159,068

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

19

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2009 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$258,255	$2,872		$(261,127)

The permanent differences are attributable to the tax treatment of certain securities and net investment losses.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2009 were as follows:

Purchases	Sales
$71,246,718	$72,301,943

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2009.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer

20

Notes to Financial Statements (concluded)

losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies.

Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares sold	1,566,936	1,571,975
Reinvestment of distributions	–	158,474
Shares reacquired	(1,702,998)	(1,883,566)
Decrease	(136,062)	(153,117)

11.    SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC Topic 855 (formerly SFAS 165), Subsequent Events, adopted by the Fund as of December 31, 2009, management has evaluated subsequent events existing in the Fund’s financial statements through February 16, 2010. Management has determined that there were no material subsequent events that would require recognition or additional disclosure in the Fund’s financial statements through this date.

12.    RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued Accounting Standards Update 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 provides clarifications to existing disclosures required by ASC 820 as well as amends ASC 820 to require certain new disclosures. ASU 2010-06 is substantially effective for interim and annual reporting periods beginning after December 15, 2009. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Fund’s financial statement disclosures.

21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth Opportunities Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2010

22

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995, Chairman since 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 – 2007), joined Lord Abbett in 1972.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).	Currently serves as director of Crane Co. (since 1984), Huttig Building Products Inc. (since 1998) and R.H. Donnelley Inc. (since 2009).

23

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush–O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

24

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the titles and positions listed under the “Principal Occupation” column indicate the officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 – 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 – 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 – 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 – 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Director and Portfolio Manager, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 – 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

26

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (1999 – 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

27

Approval of Advisory Contract

At meetings held on December 16 and 17, 2009, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC. (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the “performance universe”) and to the investment performance of an appropriate securities index, (2) information on the expense ratios, effective management fee rates, and other expense components, for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett’s financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Fund was in the third quintile of its performance universe for the nine-month period, in the first quintile for the one-year and three-year periods, and in the second quintile for the five-year period. The Board also observed that the Fund’s investment performance was lower than that of the Lipper Variable Underlying Funds Mid-Cap Growth Index for the nine-month period and higher than that of the Index for the one-year, three-year, and five-year periods. The Board also noted that the Fund’s investment objective, strategy, and investment team were identical to those of Lord Abbett Research Fund, Inc.—Growth Opportunities Fund and the investment performance of the Class A shares of Growth Opportunities Fund was in the second quintile of its performance universe and higher than that of the relevant index for the ten-year period.

28

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board observed that Lord Abbett had made significant changes in recent years to the management personnel responsible for the Fund, in that in 2006 it had hired Rick Ruvkun to be a portfolio manager for the Fund, and in July 2008 it had named Mr. Ruvkun Director of Large and Mid Cap Research, with Paul J. Volovich taking over Mr. Ruvkun’s role as portfolio manager for the Fund, assisted by David J. Linsen. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group information was based, and noted that such periods ended before September 30, 2009. The Board noted that the expense levels of the peer group likely would have been different for periods ending September 30, 2009, due to the lower asset levels prevailing in the mutual fund industry during much of 2009. The Board also observed that the Fund’s transfer agency expenses were likely to decrease in 2010, as a result of renegotiation of the transfer agency agreement. It also considered the amount and nature of the fees paid by shareholders. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement through April 30, 2009 that limited all expenses other than management fees to 0.40%, but that Lord Abbett had not entered into a new agreement, and instead had made voluntary reimbursements that had the effect of keeping the total expense ratio at 1.20%, which reimbursements it could end at any time. The Board observed that for the nine months ended September 30, 2009 (annualized) the contractual management and administrative services fee rates were approximately four basis points above the median of the peer group and the actual management and administrative services fee rates were approximately five basis points above the median of the peer group. The Board observed that for the nine months ended September 30, 2009 (annualized) the total expense ratio of the Fund was approximately one basis point below the median of the peer group. The Board also considered that Lord Abbett voluntarily intended to waive its management fee and/or administrative service fee and/or voluntarily reimburse expenses to maintain the current expense ratio, and considered what the Fund’s expense ratio likely would be if Lord Abbett did not voluntarily waive its fees or reimburse any expenses and how that expense ratio would compare to that of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in

29

enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had decreased in its 2009 fiscal year, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

31

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Growth Opportunities Portfolio

LASFGO-2-1209

(02/10)

2009

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—International Portfolio

For the fiscal year ended December 31, 2009

Lord Abbett Series Fund — International Portfolio

Annual Report

For the fiscal year ended December 31, 2009

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund—International Portfolio’s performance for the fiscal year ended December 31, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Q: What were the overall market conditions during the fiscal year ended December 31, 2009?

A: After a difficult start to the year, foreign equity markets (as measured by the MSCI EAFE® Index with Gross Dividends1) outperformed domestic equity markets (as represented by the S&P 500® Index2) for the 12-month period. However, improvements in both foreign and domestic markets enabled some investors to recover a portion of their previous losses.

Q: How did the International Portfolio perform during the fiscal year ended December 31, 2009?

A: The Fund returned 47.87%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. Small Cap Index,3 which had a total return of 45.07% in the same period.

Q: What were the most significant factors affecting performance?

A: The most significant contributors to the Fund’s performance relative to its

1

benchmark for the 12-month period were the financials and the industrials sectors.

Among the individual holdings that contributed to the Fund’s relative performance were financials holdings Azimut Holding SpA, an Italian investment management services firm and Megaworld Corp., a Philippines-based operator and marketer of real estate and hotel businesses; and industrials holding Rheinmetall AG, a German automotive, electronics, defense, and engineering group.

The most significant detractors from the Fund’s performance relative to its benchmark for the 12-month period were the healthcare and the information technology sectors.

Among the individual holdings that detracted from performance were healthcare holdings Hogy Medical Co., Ltd., a Japanese manufacturer of medical supply and related products, and Fresenius SE, a worldwide provider of kidney dialysis services, equipment and products; and information technology holding Capcom Co., Ltd., a Japanese developer of video game software.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The MSCI EAFE® Index with Gross Dividends is an unmanaged index that reflects the stock markets of 21 countries, including Europe, Australasia, and the Far East, with values expressed in U.S. dollars. The MSCI EAFE Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

2  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3  The S&P Developed Ex-U.S. Small Cap Index is the Small Cap and Developed Markets component of S&P’s Global Broad Market Index (BMI). The S&P Global BMI is a comprehensive, rules-based index designed to measure global stock market performance. The index covers all publicly listed equities with float adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The S&P Global BMI is made up of the S&P Developed BMI and the S&P Emerging BMI indexes.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, waivers and expense reimbursements were in place. Without such waivers and expense reimbursements, the Fund’s returns would have been lower.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2009; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this

2

report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks including possible loss of principal amount invested.
The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P Developed Ex-U.S. SmallCap® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2009

	1 Year	5 Years	10 Years
Class VC	47.87%	4.17%	-0.56%

1    Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/09 – 12/31/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/09	12/31/09	7/1/09 - 12/31/09
Class VC
Actual	$1,000.00	$1,223.70	$6.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11
†	Net expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2009

Sector*	%**
Basic Materials	8.71%
Conglomerates	1.40%
Consumer Cyclical	24.56%
Consumer Non-Cyclical	8.65%
Diversified Financials	5.32%
Energy	4.50%
Healthcare	6.80%
Industrial Goods & Services	17.95%
Non-Property Financials	3.49%
Property & Property Services	2.99%
Technology	4.95%
Telecommunications	0.50%
Transportation	2.32%
Utilities	5.16%
Short-Term Investment	2.70%
Total	100.00%
*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2009

Investments	Shares	U.S. $ Value (000)
LONG-TERM INVESTMENTS 96.35%

COMMON STOCKS 94.04%

Australia 5.57%

Chemicals 1.31%
Incitec Pivot Ltd.	182,170	$576

Mining & Metals 1.69%
Lihir Gold Ltd.	80,826	236
MacArthur Coal Ltd.	50,787	510

		746

Non-Oil Energy 0.00%
South Australian Coal Ltd.	13,027	1

Oil & Gas 1.04%
Centennial Coal Co., Ltd.	128,081	456

Retail 0.46%
Myer Holdings Ltd.*	62,413	204

Utilities & Infrastructure 1.07%
DUET Group	292,692	469

Total Australia		2,452

Austria 1.41%

Leisure & Recreation
bwin Interactive Entertainment AG*	10,426	621

Brazil 2.37%

Consumer Building 0.33%
Gafisa SA	8,800	143

Consumer Durables 1.89%
Agra Empreendimentos Imobiliarios SA	204,706	587
Brookfield Incorporacoes SA	54,800	246

		833

Investments	Shares	U.S. $ Value (000)
Retail 0.15%
Restoque Comercio e Confeccoes de Roupas SA	17,995	$67

Total Brazil		1,043

Canada 1.61%

Mining & Metals
Equinox Minerals Ltd.*	180,700	707

China 2.13%

Food & Drink 1.25%
Zhongpin, Inc.*	35,412	553

Internet Companies 0.88%
Sohu.com, Inc.*	6,743	386

Total China		939

Egypt 1.55%

Autos & Auto Parts 0.40%
Ghabbour Auto*	39,232	175

Diversified Financials 0.37%
EFG-Hermes Holding SAE	36,064	164

Leisure & Recreation 0.78%
Orascom Development Holding AG*	105,520	345

Total Egypt		684

France 1.69%

Computer Hardware 0.63%
Gemalto NV*	6,307	274

Media 1.06%
Ipsos SA	7,874	238
Publicis Groupe	5,624	229

		467

Total France		741

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2009

Investments	Shares	U.S. $ Value (000)
Germany 8.54%

Chemicals 1.25%
Symrise GmbH & Co. AG	25,754	$549

Diversified Industrial Goods & Services 3.55%
Hamburger Hafen und Logistik AG	7,365	284
Kloeckner & Co. SE*	22,263	564
Rheinmetall AG	11,224	713

		1,561

Electrical Equipment 0.71%
Tognum AG	18,820	312

Engineering & Capital Goods 0.50%
MAN SE	2,837	220

Healthcare Facilities 1.36%
Gerresheimer AG	17,807	600

Retail 1.17%
Adidas AG	9,547	517

Total Germany		3,759

Greece 2.35%

Banks & Financial Services 0.39%
Hellenic Exchanges SA	16,572	172

Leisure & Recreation 0.80%
Intralot SA-Integrated Lottery Systems & Services	60,046	351

Retail 1.16%
Jumbo SA	40,297	510

Total Greece		1,033

Hong Kong 4.52%

Autos & Auto Parts 1.18%
Minth Group Ltd.	354,000	520

Investments	Shares	U.S. $ Value (000)
Communications Equipment 0.69%
VTech Holdings Ltd.	32,000	$305

Leisure & Recreation 1.82%
REXLot Holdings Ltd.	7,175,000	799

Retail 0.83%
Daphne International Holdings Ltd.	456,000	366

Total Hong Kong		1,990

Indonesia 0.67%

Property (Excluding Services)
PT Bakrieland Development Tbk*	8,939,000	183
PT Ciputra Development Tbk*	2,163,151	112

Total Indonesia		295

Ireland 1.26%

Food & Drink 0.81%
C&C Group plc	82,578	356

Healthcare Products & Supplies 0.45%
United Drug plc	64,376	197

Total Ireland		553

Italy 8.09%

Aerospace & Defense 1.11%
Finmeccanica SpA	30,505	488

Diversified Financials 1.55%
Azimut Holding SpA	51,058	683

Food & Drink 2.26%
Davide Campari-Milano SpA	54,522	570
Parmalat SpA	151,910	425

		995

See Notes to Financial Statements.

8

Schedule of Investments (continued)

December 31, 2009

Investments	Shares	U.S. $ Value (000)
Italy (continued)

Surface Transportation 1.01%
Ansaldo STS SpA	23,402	$446

Utilities & Infrastructure 2.16%
Hera SpA	186,458	432
Terna-Rete Elettrica Nationale SpA	120,150	517

		949

Total Italy		3,561

Japan 19.89%

Chemicals 2.77%
JSR Corp.	28,700	584
Sumitomo Chemical Co., Ltd.	57,000	250
ZEON Corp.	85,000	384

		1,218

Communications Equipment 0.79%
Hitachi Kokusai Electric, Inc.	40,000	349

Consumer Durables 1.57%
Makita Corp.	20,100	690

Diversified Consumer Cyclicals 1.08%
Benesse Corp.	11,400	477

Electronics 1.54%
Axell Corp.	6,000	211
IBIDEN Co., Ltd.	13,000	466

		677

Engineering & Capital Goods 1.04%
Sumitomo Heavy Industries Ltd.*	90,000	456

General Manufacturing & Services 3.81%
FP Corp.	11,500	519
Nifco, Inc.	22,700	453

Investments	Shares	U.S. $ Value (000)
Nippon Electric Glass Co., Ltd.	51,000	$702

		1,674

Healthcare Products & Supplies 2.96%
Hogy Medical Co., Ltd.	8,100	393
Medipal Holdings Corp.	31,600	392
Rohto Pharmaceutical Co., Ltd.	17,000	196
Shionogi & Co., Ltd.	14,800	321

		1,302

Leisure & Recreation 0.55%
Pacific Golf Group International Holdings KK	356	243

Property (Excluding Services) 0.92%
Japan Prime Realty Investment Corp. REIT	94	195
United Urban Investment Corp. REIT	40	211

		406

Retail 2.37%
Isetan Mitsukoshi Holdings Ltd.	35,792	323
K’s Holdings Corp.	13,700	411
Nitori Co., Ltd.	4,150	309

		1,043

Telecommunications Services 0.49%
Okinawa Cellular Telephone Co.	129	216

Total Japan		8,751

Kazakhstan 1.13%

Oil & Gas
KazMunaiGas Exploration Production GDR	20,100	498

See Notes to Financial Statements.

9

Schedule of Investments (continued)

December 31, 2009

Investments	Shares	U.S. $ Value (000)
Mexico 1.12%

Engineering & Construction
Empresas ICA SAB de CV*	210,345	$490

Netherlands 0.56%

Electrical Equipment
Draka Holding NV*	12,876	246

Philippines 2.12%

Diversified Financials 0.75%
Metropolitan Bank & Trust	342,000	331

Property Services 1.37%
Megaworld Corp.	18,930,000	603

Total Philippines		934

Spain 4.86%

Food & Drink 2.54%
Ebro Puleva SA	33,478	696
Viscofan SA	16,648	423

		1,119

General Manufacturing & Services 1.54%
Prosegur Compania de Seguridad SA Registered Shares	13,847	678

Utilities & Infrastructure 0.78%
Red Electrica Corporacion SA	6,144	343

Total Spain		2,140

Sweden 1.08%

Consumer Non-Durables 0.56%
Axfood AB	8,433	246

Non-Property Financials 0.52%
Swedbank AB Class A*	23,327	230

Total Sweden		476

Investments	Shares	U.S. $ Value (000)
Switzerland 1.18%

Diversified Financials 0.83%
EFG International AG	26,616	$365

Healthcare Products & Supplies 0.35%
Lonza Group AG Registered Shares	2,188	154

Total Switzerland		519

Taiwan 0.52%

Diversified Financials
iShares MSCI Taiwan Index Fund ETF	17,754	230

Thailand 2.05%

Banks & Financial Services 0.81%
Bangkok Bank Public Co., Ltd.	102,233	358

Diversified Financials 1.24%
Tisco Financial Group Public Co., Ltd.	753,200	545

Total Thailand		903

United Kingdom 17.77%

Aerospace & Defense 1.44%
Cobham plc	156,887	634

Air Transportation 1.29%
easyJet plc*	99,760	566

Comprehensive 1.38%
Tomkins plc	195,634	608

Computer Software 0.37%
Micro Focus International plc	22,488	164

Consumer Building 1.00%
Bellway plc	33,517	442

See Notes to Financial Statements.

10

Schedule of Investments (concluded)

December 31, 2009

Investments	Shares	U.S. $ Value (000)
United Kingdom (continued)

Electrical Equipment 0.30%
Ceres Power Holdings plc*	51,000	$131

Engineering & Construction 1.10%
Babcock International Group plc	50,703	486

Food & Drink 1.14%
Britvic plc	76,322	500

General Manufacturing & Services 1.01%
Intertek Group plc	22,022	445

Healthcare Facilities 0.42%
Southern Cross Healthcare Ltd.*	81,976	183

Leisure & Recreation 2.66%
PartyGaming plc*	108,911	455
Sportingbet plc*	263,206	289
TUI Travel plc	104,411	428

		1,172

Non-Property Financials 1.73%
Schroders plc	35,708	763

Oil & Gas 2.29%
Dana Petroleum plc*	10,693	202
Dragon Oil plc*	82,928	518
Premier Oil plc*	16,130	287

		1,007

Retail 1.64%
HMV Group plc	181,077	271
Marks & Spencer Group plc	69,473	449

		720

Total United Kingdom		7,821

Total Common Stocks (cost $34,530,557)		41,386

Investments	Shares	U.S. $ Value (000)
PREFERRED STOCKS 2.31%

Brazil 1.11%

Utilities & Infrastructure
Companhia de Transmissao de Energia Eletrica Paulista	16,373	$487

Germany 1.20%

Healthcare Products & Supplies
Fresenius SE	7,380	530

Total Preferred Stocks (cost $793,894)		1,017

Total Long-Term Investments (cost $35,324,451)		42,403

	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 2.67%

Repurchase Agreement
Repurchase Agreement dated 12/31/2009, Zero Coupon due 1/4/2010 with Fixed Income Clearing Corp. collateralized by $1,195,000 of Federal Home Loan Bank at 0.95% due 11/30/2010; value: $1,200,975; proceeds: $1,175,578 (cost $1,175,578)	$1,176	1,176

Total Investments in Securities 99.02% (cost $36,500,029)		43,579

Foreign Cash and Other Assets in Excess of Liabilities 0.98%		431

Net Assets 100.00%		$44,010

ETF	Exchange Traded Fund.
GDR	Global Depositary Receipt.
REIT	Real Estate Investment Trust.
*	Non-income producing security.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

December 31, 2009

ASSETS:
Investments in securities, at value (cost $36,500,029)	$43,579,131
Foreign cash, at value (cost $502,749)	512,462
Receivables:
Interest and dividends	93,177
Capital shares sold	18,720
From advisor (See Note 3)	17,586
Prepaid expenses	394
Total assets	44,221,470
LIABILITIES:
Payables:
Investment securities purchased	38,935
Capital shares reacquired	27,123
Management fee	26,513
Directors’ fees	2,367
Fund administration	1,416
Accrued expenses and other liabilities	114,830
Total liabilities	211,184
NET ASSETS	$44,010,286
COMPOSITION OF NET ASSETS:
Paid-in capital	$48,316,447
Distributions in excess of net investment income	(304,475)
Accumulated net realized loss on investments and foreign currency related transactions	(11,090,369)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	7,088,683
Net Assets	$44,010,286
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	6,047,709
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$7.28

See Notes to Financial Statements.

12

Statements of Operations

For the Year Ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $71,731)	$705,619
Interest and other	10,597
Total investment income	716,216
Expenses:
Management fee	243,764
Shareholder servicing	92,173
Custody	75,872
Reports to shareholders	44,463
Professional	42,297
Fund administration	13,001
Directors’ fees	940
Other	1,185
Gross expenses	513,695
Expense reductions (See Note 7)	(63)
Management fees waived and expenses reimbursed (See Note 3)	(137,481)
Net expenses	376,151
Net investment income	340,065
Net realized and unrealized gain (loss):
Net realized loss on investments and foreign currency related transactions (net of foreign capital gains tax)	(501,558)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	13,499,072
Net realized and unrealized gain	12,997,514
Net Increase in Net Assets Resulting From Operations	$13,337,579

See Notes to Financial Statements.

13

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Operations:
Net investment income	$340,065	$336,724
Net realized loss on investments and foreign currency related transactions (net of foreign capital gains tax)	(501,558)	(10,643,155)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	13,499,072	(7,500,106)
Net increase (decrease) in net assets resulting from operations	13,337,579	(17,806,537)
Distributions to shareholders from:
Net investment income	(580,563)	(198,465)
Net realized gain	—	(808,752)
Total distributions to shareholders	(580,563)	(1,007,217)
Capital share transactions (See Note 10):
Proceeds from sales of shares	18,840,756	14,193,044
Reinvestment of distributions	580,563	1,007,215
Cost of shares reacquired	(9,762,520)	(8,754,752)
Net increase in net assets resulting from capital share transactions	9,658,799	6,445,507
Net increase (decrease) in net assets	22,415,815	(12,368,247)
NET ASSETS:
Beginning of year	$21,594,471	$33,962,718
End of year	$44,010,286	$21,594,471
Distributions in excess of net investment income	$(304,475)	$(20,439)

See Notes to Financial Statements.

14

Financial Highlights

	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$4.99	$10.83	$11.89	$10.43	$8.56

Investment operations:

Net investment income(a)	.06	.10	.08	.10	.01

Net realized and unrealized gain (loss)	2.33	(5.69)	.44	2.91	2.26

Total from investment operations	2.39	(5.59)	.52	3.01	2.27

Distributions to shareholders from:

Net investment income	(.10)	(.05)	(.11)	(.05)	–

Net realized gain	–	(.20)	(1.47)	(1.50)	(.40)

Total distributions	(.10)	(.25)	(1.58)	(1.55)	(.40)

Net asset value, end of year	$7.28	$4.99	$10.83	$11.89	$10.43

Total Return(b)	47.87%	(51.53)%	4.73%	29.08%	26.63%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fees waived and expenses reimbursed	1.15%	1.06%	1.15%	1.15%	1.40%

Expenses, including expense reductions, management fees waived and expenses reimbursed	1.15%	1.06%	1.15%	1.15%	1.40%

Expenses, excluding expense reductions, management fees waived and expenses reimbursed	1.58%	1.53%	1.36%	1.65%	2.41%

Net investment income	1.04%	1.31%	.67%	.87%	.14%

Supplemental Data:
Net assets, end of year (000)	$44,010	$21,594	$33,963	$28,093	$12,571

Portfolio turnover rate	104.65%	123.71%	106.30%	98.50%	70.54%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

15

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios (the “Funds”). This report covers International Portfolio (the “Fund”). The Fund is diversified as defined in the Act.

The investment objective of the Fund is long-term capital appreciation. The Fund offers Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended December 31, 2006 through December 31, 2009. The

16

Notes to Financial Statements (continued)

statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	When-Issued or Forward Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

17

Notes to Financial Statements (continued)

(i)	Fair Value Measurements–In accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly SFAS 157), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$4,503	$36,882	$1	$41,386
Preferred Stocks	487	530	–	1,017
Repurchase Agreement	–	1,176	–	1,176
Total	$4,990	$38,588	$1	$43,579
*	See Schedule of Investments for values in each industry.

The following is a reconciliation of investment for unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Balance as of January 1, 2009 (000)	Accrued Discounts/ Premiums (000)	Realized Gain (loss) (000)	Change in Unrealized Appreciation/ Depreciation (000)		Net Purchase (Sales) (000)	Net Transfers In or Out of Level 3 (000)	Balance as of December 31, 2009 (000)
Common Stock	$–	$–	$–	$–	*	$1	$–	$1
*	Amount is less than $1,000.

18

Notes to Financial Statements (continued)

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2009, the effective management fee, before waivers and expenses reimbursed, was at an annualized rate of .75% of the Fund’s average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund’s average daily net assets.

For the period January 1, 2009 through April 30, 2009, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that total annual operating expenses (excluding management fee) did not exceed an annual rate of .25% of average daily net assets.

Effective May 1, 2009, Lord Abbett voluntarily agreed to waive a portion of its management fee and, if necessary, reimburse the Fund to the extent necessary so that total annual operating expenses do not exceed an annual rate of 1.20% of average daily net assets.

Lord Abbett may stop or change the level of the voluntary waiver or reimbursement at any time.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2009, the Fund incurred expenses of $80,320 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of

19

Notes to Financial Statements (continued)

America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	Year Ended 12/31/2009	Year Ended 12/31/2008
Distributions paid from:
Ordinary income	$580,563	$290,999
Net long-term capital gains	—	716,218
Total distributions paid	$580,563	$1,007,217

As of December 31, 2009, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$122,210
Total undistributed earnings	$122,210
Capital loss carryforwards*	(9,390,110)
Temporary differences	(120,878)
Unrealized gains – net	5,082,617
Total accumulated losses – net	$(4,306,161)
*	As of December 31, 2009, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$6,556,266	$2,833,844	$9,390,110

Certain losses incurred after October 31 (“Post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer net capital losses of $94,595 and net ordinary losses of $23,916 during fiscal 2009.

As of December 31, 2009, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$38,506,095
Gross unrealized gain	5,998,104
Gross unrealized loss	(925,068)
Net unrealized security gain	$5,073,036

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain foreign securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2009 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$(43,538)	$43,538

20

Notes to Financial Statements (continued)

The permanent differences are attributable to the tax treatment of foreign currency transactions and certain foreign securities.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2009 were as follows:

Purchases	Sales
$41,932,498	$31,978,946

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2009.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. These include the risks of investing in equity markets in foreign countries, the risk of investing in derivatives, liquidity risk, and the risks from leverage. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund is subject to the risks of investing in foreign securities and in the securities of small companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. Investing in small companies generally involves greater risks than investing in the stocks of larger companies, including more volatility and less liquidity.

21

Notes to Financial Statements (concluded)

The Fund is also subject to the risks associated with derivatives, which may be different and greater than the risks associated with investing directly in securities and other instruments.

These factors can affect the Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares sold	3,267,315	2,092,393
Reinvestment of distributions	80,971	208,966
Shares reacquired	(1,624,786)	(1,114,116)
Increase	1,723,500	1,187,243

11.    SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC Topic 855 (formerly SFAS 165), Subsequent Events, adopted by the Fund as of December 31, 2009, management has evaluated subsequent events existing in the Fund’s financial statements through February 16, 2010. Management has determined that there were no material subsequent events that would require recognition or additional disclosure in the Fund’s financial statements through this date.

12.    RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued Accounting Standards Update 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 provides clarifications to existing disclosures required by ASC 820 as well as amends ASC 820 to require certain new disclosures. ASU 2010-06 is substantially effective for interim and annual reporting periods beginning after December 15, 2009. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Fund’s financial statement disclosures.

22

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2010

23

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995, Chairman since 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).	Currently serves as director of Crane Co. (since 1984), Huttig Building Products Inc. (since 1998) and R.H. Donnelley Inc. (since 2009).

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush—O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the titles and positions listed under the “Principal Occupation” column indicate the officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst—other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Director and Portfolio Manager, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

27

Approval of Advisory Contract

At meetings held on December 16 and 17, 2009, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC. (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the “performance universe”) and to the investment performance of an appropriate securities index, (2) information on the expense ratios, effective management fee rates, and other expense components, for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett’s financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Fund was in the first quintile of its performance universe for the nine-month and one-year periods, in the fifth quintile for the three-year period, and in the third quintile for the five-year and ten-year periods. The Board also observed that the performance of the Fund was higher than that of the Lipper Variable Underlying Funds International Growth Index for the nine-month, one-year, and five-year periods and lower than that of the Index for the three-year and ten-year periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment

28

management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group information was based, and noted that such periods ended before September 30, 2009. The Board noted that the expense levels of the peer group likely would have been different for periods ending September 30, 2009, due to the lower asset levels prevailing in the mutual fund industry during much of 2009. The Board also observed that the Fund’s transfer agency expenses were likely to decrease in 2010, as a result of renegotiation of the transfer agency agreement. It also considered the amount and nature of the fees paid by shareholders. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement through April 30, 2009 that limited all expenses other than management fees to 0.25%, but that Lord Abbett had not entered into a new agreement, and instead had made voluntary reimbursements that had the effect of keeping the total expense ratio at approximately 1.20%, which reimbursements it could end at any time. The Board observed that for the nine months ended September 30, 2009 (annualized) the contractual management and administrative services fee rates were approximately ten basis points below the median of the peer group and the actual management and administrative services fee rates were approximately seven basis points below the median of the peer group. The Board observed that for the nine months ended September 30, 2009 (annualized) the total expense ratio of the Fund was approximately twenty basis points below the median of the peer group. The Board also considered that Lord Abbett voluntarily intended to waive its management fee and/or administrative service fee and/or voluntarily reimburse expenses to maintain the current expense ratio, and considered what the Fund’s expense ratio likely would be if Lord Abbett did not voluntarily waive its fees or reimburse any expenses and how that expense ratio would compare to that of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had decreased in its 2009 fiscal year, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

29

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

The Fund intends to pass through foreign source income of $777,350 and foreign taxes of $68,202.

31

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

International Portfolio

LASFI-2-1209

(2/10)

2009

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Large Cap Core Portfolio

For the fiscal year ended December 31, 2009

Lord Abbett Series Fund — Large Cap Core Portfolio

Annual Report

For the fiscal year ended December 31, 2009

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund — Large Cap Core Portfolio’s performance for the fiscal year ended December 31, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Q: What were the overall market conditions during the fiscal year ended December 31, 2009?

A: After a difficult start to the year, the equity markets (as represented by the S&P 500® Index1) recovered during the balance of the period, ending the year up 26.46%. This improvement enabled some investors to recover a portion of their previous losses.

Overall, most equity asset classes and investing styles trended higher throughout the period. Mid cap stocks (as defined by the Russell MidCap® Index 2) generally outperformed large cap stocks (as measured by the Russell 1000® Index3) and small cap stocks (as measured by the Russell 2000® Index4). Growth stocks (as represented by the Russell 3000® Growth Index5) generally outperformed value stocks (as represented by the Russell 3000® Value Index6) for the fiscal year.

Q: How did the Large Cap Core Portfolio perform during the fiscal year ended December 31, 2009?

A: The Fund returned 25.50%, reflecting performance at the net asset value (NAV) of Class VC shares, compared to its benchmark, the Russell 1000 Index, which returned 28.43% in the same period.

1

Q: What were the most significant factors affecting performance?

A: The most significant detractors from the Fund’s performance relative to its benchmark for the 12-month period were the technology, financial services, and materials and processing sectors.

Among the individual holdings that detracted from performance were energy holding Exxon Mobil Corp. (the Fund’s number-one detractor), a worldwide operator of petroleum and petrochemicals businesses; producer durables holding General Electric Company, a diversified technology corp., media, and financial services company; and financial services holding Bank of America Corp. (largest relative detractor within the financial services sector), a provider of financial and risk-management products and services.

The most significant contributors to the Fund’s performance relative to its benchmark for the 12-month period were the consumer discretionary sector, the utilities sector (owing to an underweight position), and the energy sector.

Among the individual holdings that contributed to performance were technology holdings Apple, Inc. (the Fund’s number-one contributor), a worldwide provider of personal computers and related personal computing and mobile communication devices, and Google, Inc., a global technology company that provides a search engine through its website; and consumer discretionary holding Wynn Resorts, Ltd. (largest relative contributor to the consumer discretionary sector), an operator of luxury hotels and destination casino resorts in Las Vegas, Nevada and in Macau, China.

The Fund’s portfolio is actively managed and, therefore, its holdings and weighting of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

3  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

4  The Russell 2000® Index is composed of 2,000 securities with market values ranging from $25 million to $275 million. The Growth Index is comprised of securities in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth.

5  The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes.

6  The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

2

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During the period covered by this report, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2009; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Index and the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2009

	1 Year	Life of Class
Class VC2	25.50%	3.48%

1    Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on April 29, 2005.

2    The Class VC shares were first offered on April 29, 2005.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/09 – 12/31/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/09	12/31/2009	7/1/09 - 12/31/2009
Class VC
Actual	$1,000.00	$1,193.20	$5.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84
†	Net expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2009

Sector*	%**
Consumer Discretionary	14.45%
Consumer Staples	4.58%
Energy	11.69%
Financial Services	19.89%
Healthcare	10.61%
Materials & Processing	8.26%
Producer Durables	4.97%
Technology	21.15%
Utilities	2.23%
Short-Term Investment	2.17%
Total	100.00%
*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2009

Investments	Shares	Value (000)
LONG-TERM INVESTMENTS 97.84%

COMMON STOCKS 97.69%

Aerospace 0.82%
Boeing Co. (The)	303	$16
United Technologies Corp.	3,210	223

Total		239

Asset Management & Custodian 2.72%
Franklin Resources, Inc.	1,442	152
State Street Corp.	9,459	412
T. Rowe Price Group, Inc.	4,346	231

Total		795

Back Office Support, Human Resources, and Consulting 0.41%
Monster Worldwide, Inc.*	6,913	120

Banks: Diversified 7.12%
Bank of America Corp.	46,039	693
Fifth Third Bancorp	20,962	204
PNC Financial Services Group, Inc. (The)	6,771	357
Regions Financial Corp.	9,625	51
SunTrust Banks, Inc.	5,503	112
U.S. Bancorp	9,583	216
Wells Fargo & Co.	16,671	450

Total		2,083

Beverage: Soft Drinks 1.63%
Coca-Cola Co. (The)	5,434	310
PepsiCo, Inc.	2,760	168

Total		478

Biotechnology 2.61%
Amgen, Inc.*	6,632	375
Baxter International, Inc.	1,437	84
Celgene Corp.*	2,524	141
Genzyme Corp.*	2,241	110
Myriad Genetics, Inc.*	2,030	53

Total		763

Investments	Shares	Value (000)
Casinos & Gambling 0.66%
International Game Technology	10,331	$194

Chemical: Diversified 2.17%
Celanese Corp. Series A	4,739	152
Dow Chemical Co. (The)	13,499	373
E.I. du Pont de Nemours & Co.	3,230	109

Total		634

Communications Technology 3.02%
Cisco Systems, Inc.*	18,340	439
QUALCOMM, Inc.	9,596	444

Total		883

Computer Services, Software & Systems 6.93%
Adobe Systems, Inc.*	12,418	457
Google, Inc. Class A*	1,167	724
Microsoft Corp.	22,024	671
VMware, Inc. Class A*	4,153	176

Total		2,028

Computer Technology 5.84%
Apple, Inc.*	3,828	807
Dell, Inc.*	10,457	150
EMC Corp.*	14,233	249
Hewlett-Packard Co.	9,806	505

Total		1,711

Copper 0.82%
Freeport-McMoRan Copper & Gold, Inc.*	2,976	239

Diversified Financial Services 7.40%
Bank of New York Mellon Corp. (The)	3,139	88
Capital One Financial Corp.	7,547	289
Goldman Sachs Group, Inc. (The)	4,000	675
JPMorgan Chase & Co.	16,482	687
Morgan Stanley	14,388	426

Total		2,165

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2009

Investments	Shares	Value (000)
Diversified Manufacturing Operations 1.46%
Eaton Corp.	2,192	$139
General Electric Co.	9,236	140
Honeywell International, Inc.	3,785	148

Total		427

Diversified Media 0.57%
Time Warner, Inc.	5,762	168

Diversified Retail 3.32%
J.C. Penney Co., Inc.	5,874	156
Kohl’s Corp.*	4,748	256
Macy’s, Inc.	2,718	46
Target Corp.	8,409	407
Wal-Mart Stores, Inc.	1,999	107

Total		972

Drug & Grocery Store Chains 0.27%
CVS Caremark Corp.	2,478	80

Electronic Components 0.56%
Corning, Inc.	8,546	165

Electronic Entertainment 1.16%
Activision Blizzard, Inc.*	30,555	339

Entertainment 0.90%
Walt Disney Co. (The)	8,210	265

Fertilizers 3.35%
Monsanto Co.	7,622	623
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	3,289	357

Total		980

Financial Data & Systems 0.34%
MasterCard, Inc. Class A	393	101

Foods 0.65%
Kellogg Co.	1,435	76
Kraft Foods, Inc. Class A	4,185	114

Total		190

Investments	Shares	Value (000)
Gold 0.25%
Barrick Gold Corp. (Canada)(a)	1,871	$74

Healthcare Services 1.26%
Express Scripts, Inc.*	3,833	331
Medco Health Solutions, Inc.*	577	37

Total		368

Hotel/Motel 3.39%
Hyatt Hotels Corp. Class A*	1,434	43
Marriott International, Inc. Class A	14,874	405
Starwood Hotels & Resorts Worldwide, Inc.	6,165	225
Wynn Resorts Ltd.*	5,492	320

Total		993

Insurance: Life 0.56%
Prudential Financial, Inc.	3,294	164

Insurance: Multi-Line 0.93%
MetLife, Inc.	7,722	273

Leisure Time 1.18%
Carnival Corp. Unit*	9,100	288
Royal Caribbean Cruises Ltd.*	2,223	56

Total		344

Medical & Dental Instruments & Supplies 0.24%
St. Jude Medical, Inc.*	1,912	70

Medical Services 0.38%
Quest Diagnostics, Inc.	1,823	110

Metal Fabricating 0.95%
Precision Castparts Corp.	2,513	277

Oil: Crude Producers 3.63%
Apache Corp.	2,209	228
Continental Resources, Inc.*	2,296	98
Devon Energy Corp.	2,043	150

See Notes to Financial Statements.

8

Schedule of Investments (continued)

December 31, 2009

Investments	Shares	Value (000)
Oil: Crude Producers (continued)
EOG Resources, Inc.	1,739	$169
Occidental Petroleum Corp.	2,392	195
Petrohawk Energy Corp.*	2,325	56
Range Resources Corp.	1,061	53
Southwestern Energy Co.*	2,392	115

Total		1,064

Oil: Integrated 5.95%
Chevron Corp.	3,571	275
ConocoPhillips	2,145	109
Exxon Mobil Corp.	7,404	505
Hess Corp.	6,021	364
Marathon Oil Corp.	966	30
Suncor Energy, Inc. (Canada)(a)	9,307	329
Weatherford International Ltd. (Switzerland)*(a)	7,239	130

Total		1,742

Oil Well Equipment & Services 2.11%
Schlumberger Ltd.	7,818	509
Smith International, Inc.	3,972	108

Total		617

Personal Care 1.78%
Colgate-Palmolive Co.	1,199	98
Procter & Gamble Co. (The)	6,987	424

Total		522

Pharmaceuticals 6.13%
Abbott Laboratories	5,763	311
Gilead Sciences, Inc.*	4,200	182
Johnson & Johnson	6,766	436
Merck & Co., Inc.	10,784	394
Pfizer, Inc.	21,826	397
Vertex Pharmaceuticals, Inc.*	1,741	75

Total		1,795

Railroads 1.30%
Union Pacific Corp.	5,961	381

Investments	Shares	Value (000)
Real Estate Investment Trusts 0.67%
Host Hotels & Resorts, Inc.	16,853	$197

Restaurants 0.28%
Darden Restaurants, Inc.	2,374	83

Scientific Instruments: Control & Filter 0.77%
Parker Hannifin Corp.	4,192	226

Scientific Instruments: Electrical 0.21%
Emerson Electric Co.	1,476	63

Semiconductors & Components 3.35%
Broadcom Corp. Class A*	3,352	105
Intel Corp.	20,128	411
Micron Technology, Inc.*	24,688	261
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	7,262	83
Texas Instruments, Inc.	4,637	121

Total		981

Specialty Retail 3.64%
Bed Bath & Beyond, Inc.*	3,349	129
Best Buy Co., Inc.	6,942	274
Dick’s Sporting Goods, Inc.*	15,472	385
Home Depot, Inc. (The)	9,565	277

Total		1,065

Steel 0.73%
United States Steel Corp.	3,886	214

Telecommunications Equipment 0.29%
Nokia Corp. ADR	6,563	84

Textiles Apparel & Shoes 0.50%
Coach, Inc.	3,987	146

Tobacco 0.24%
Altria Group, Inc.	3,536	69

Utilities: Electrical 0.86%
Dominion Resources, Inc.	2,414	94

See Notes to Financial Statements.

9

Schedule of Investments (concluded)

December 31, 2009

Investments	Shares	Value (000)
Utilities: Electrical (continued)
FPL Group, Inc.	1,709	$90
Progress Energy, Inc.	1,637	67

Total		251

Utilities: Telecommunications 1.38%
AT&T, Inc.	10,548	296
Verizon Communications, Inc.	3,232	107

Total		403

Total Common Stocks (cost $25,396,728)		28,595

PREFERRED STOCK 0.15%

Banks: Diversified
Bank of America Corp.* (cost $45,000)	3,000	45

Total Long-Term Investments (cost $25,441,728)		28,640

Investments	Principal Amount (000)	Value (000)

SHORT-TERM INVESTMENT 2.17%

Repurchase Agreement
Repurchase Agreement dated 12/31/2009, Zero Coupon due 1/4/2010 with Fixed Income Clearing Corp. collateralized by $645,000 of Federal National Mortgage Assoc. at 1.722% due 5/10/2011; value: $649,838; proceeds: $634,776 (cost $634,776)	$635	$635

Total Investments in Securities 100.01% (cost $26,076,504)		29,275

Liabilities in Excess of Cash and Other Assets (0.01%)		(2)

Net Assets 100.00%		$29,273

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

December 31, 2009

ASSETS:
Investments in securities, at value (cost $26,076,504)	$29,275,232
Cash	63
Receivables:
Investment securities sold	75,092
Dividends	24,194
From advisor (See Note 3)	14,399
Capital shares sold	1,087
Prepaid expenses	319
Total assets	29,390,386
LIABILITIES:
Payables:
Management fee	16,525
Capital shares reacquired	7,040
Directors’ fees	953
Fund administration	944
Accrued expenses and other liabilities	91,719
Total liabilities	117,181
NET ASSETS	$29,273,205
COMPOSITION OF NET ASSETS:
Paid-in capital	$29,604,466
Distributions in excess of net investment income	(573)
Accumulated net realized loss on investments and foreign currency related transactions	(3,529,416)
Net unrealized appreciation on investments	3,198,728
Net Assets	$29,273,205
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	2,705,808
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$10.82

See Notes to Financial Statements.

11

Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $1,916)	$437,546
Interest	74
Total investment income	437,620
Expenses:
Management fee	168,969
Shareholder servicing	90,915
Reports to shareholders	46,927
Professional	34,463
Fund administration	9,655
Custody	6,378
Directors’ fees	810
Other	1,033
Gross expenses	359,150
Expenses reductions (See Note 7)	(50)
Management fees waived and expenses reimbursed (See Note 3)	(120,544)
Net expenses	238,556
Net investment income	199,064
Net realized and unrealized gain (loss):
Net realized loss on investments and foreign currency related transactions	(2,347,935)
Net change in unrealized appreciation/depreciation on investments	8,189,095
Net realized and unrealized gain	5,841,160
Net Increase in Net Assets Resulting From Operations	$6,040,224

See Notes to Financial Statements.

12

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Operations:
Net investment income	$199,064	$227,714
Net realized loss on investments and foreign currency related transactions	(2,347,935)	(1,144,332)
Net change in unrealized appreciation/depreciation on investments	8,189,095	(6,887,290)
Net increase (decrease) in net assets resulting from operations	6,040,224	(7,803,908)
Distributions to shareholders from:
Net investment income	(199,870)	(227,312)
Net realized gain	–	(146,412)
Total distributions to shareholders	(199,870)	(373,724)
Capital share transactions (See Note 10):
Proceeds from sales of shares	9,806,047	9,769,588
Reinvestment of distributions	199,870	373,724
Cost of shares reacquired	(6,044,020)	(3,693,367)
Net increase in net assets resulting from capital share transactions	3,961,897	6,449,945
Net increase (decrease) in net assets	9,802,251	(1,727,687)
NET ASSETS:
Beginning of year	$19,470,954	$21,198,641
End of year	$29,273,205	$19,470,954
Undistributed (distributions in excess of) net investment income	$(573)	$215

See Notes to Financial Statements.

13

Financial Highlights

	Year Ended 12/31				4/29/2005(a) to 12/31/2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 8.68	$12.89	$12.14	$10.86	$10.00

Investment operations:

Net investment income(b)	.08	.12	.09	.10	.06

Net realized and unrealized gain (loss)	2.13	(4.16)	1.21	1.30	.83

Total from investment operations	2.21	(4.04)	1.30	1.40	.89

Distributions to shareholders from:

Net investment income	(.07)	(.10)	(.08)	(.07)	(.03)

Net realized gain	—	(.07)	(.47)	(.05)	—

Total distributions	(.07)	(.17)	(.55)	(.12)	(.03)

Net asset value, end of period	$10.82	$ 8.68	$12.89	$12.14	$10.86

Total Return(c)	25.50%	(31.28)%	10.68%	12.91%	8.87	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fees waived and expenses reimbursed	.99%	1.10%	1.10%	1.10%	1.10	%(e)

Expenses, including expense reductions, management fees waived and expenses reimbursed	.99%	1.10%	1.10%	1.10%	.74	%(d)

Expenses, excluding expense reductions, management fees waived and expenses reimbursed	1.49%	1.49%	1.45%	1.91%	7.79	%(e)

Net investment income	.82%	1.08%	.72%	.89%	1.41	%(e)

Supplemental Data:
Net assets, end of period (000)	$29,273	$19,471	$21,199	$13,743	$4,992

Portfolio turnover rate	54.63%	40.08%	42.46%	34.27%	24.42%
(a)	Commencement of operations.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

14

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios (the “Funds”). This report covers Large-Cap Core Portfolio (the “Fund”). The Fund is diversified as defined in the Act.

The investment objective of the Fund is growth of capital and growth of income consistent with reasonable risk. The Fund offers Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns

15

Notes to Financial Statements (continued)

remains open for the fiscal years ended December 31, 2006 through December 31, 2009. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–In accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly SFAS 157), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;

16

Notes to Financial Statements (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$28,595	$–	$–	$28,595
Preferred Stock	45	–	–	45
Repurchase Agreement	–	635	–	635
Total	$28,640	$635	$–	$29,275
*	See Schedule of Investments for values in each industry.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion .70%

Next $1 billion .65%

Over $2 billion .60%

For the fiscal year ended December 31, 2009, the effective management fee, before waivers and expenses reimbursed, was at an annualized rate of .70% of the Fund’s average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund’s average daily net assets.

For the period January 1, 2009 through April 30, 2009, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that total annual operating expenses (excluding management fee) did not exceed an annual rate of .40% of average daily net assets.

Effective May 1, 2009, Lord Abbett voluntarily agreed to waive a portion of its management fee and, if necessary, reimburse the Fund to the extent necessary so that total annual operating expenses do not exceed an annual rate of .95% of average daily net assets.

Lord Abbett may stop or change the level of the voluntary waiver or reimbursement at any time.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25%

17

Notes to Financial Statements (continued)

of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2009, the Fund incurred expenses of $84,485 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	Year Ended 12/31/09	Year Ended 12/31/08
Distributions paid from:
Ordinary income	$199,870	$227,376
Net long-term capital gains	–	146,348
Total distributions paid	$199,870	$373,724

As of December 31, 2009, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$380
Total undistributed earnings	$380
Capital loss carryforwards*	(2,514,865)
Temporary differences	(312,909)
Unrealized gains – net	2,496,133
Total accumulated losses – net	$(331,261)
*	As of December 31, 2009, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$590,022	$1,924,843	$2,514,865

Certain losses incurred after October 31 (“Post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer net capital losses of $311,956 during fiscal 2009.

18

Notes to Financial Statements (continued)

As of December 31, 2009, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$26,779,099
Gross unrealized gain	3,193,423
Gross unrealized loss	(697,290)
Net unrealized security gain	$2,496,133

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2009 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$18	$(18)

The permanent differences are attributable to the tax treatment of foreign currency transactions.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2009 were as follows:

Purchases	Sales
$16,516,078	$12,734,670

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2009.

6. DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

19

Notes to Financial Statements (concluded)

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value and growth stocks may perform differently than the market as a whole and differently than each other and other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares sold	1,063,360	900,643
Reinvestment of distributions	18,387	45,027
Shares reacquired	(618,425)	(348,275)
Increase	463,322	597,395

11. SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC Topic 855 (formerly SFAS 165), Subsequent Events, adopted by the Fund as of December 31, 2009, management has evaluated subsequent events existing in the Fund’s financial statements through February 16, 2010. Management has determined that there were no material subsequent events that would require recognition or additional disclosure in the Fund’s financial statements through this date.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued Accounting Standards Update 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 provides clarifications to existing disclosures required by ASC 820 as well as amends ASC 820 to require certain new disclosures. ASU 2010-06 is substantially effective for interim and annual reporting periods beginning after December 15, 2009. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Fund’s financial statement disclosures.

20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Large-Cap Core Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Large-Cap Core Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2010

21

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995, Chairman since 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).	Currently serves as director of Crane Co. (since 1984), Huttig Building Products Inc. (since 1998) and R.H. Donnelley Inc. (since 2009).

22

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush - O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

23

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the titles and positions listed under the “Principal Occupation” column indicate the officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000–2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Director and Portfolio Manager, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

26

Approval of Advisory Contract

At meetings held on December 16 and 17, 2009, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC. (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the “performance universe”) and to the investment performance of an appropriate securities index, (2) information on the expense ratios, effective management fee rates, and other expense components, for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett’s financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Fund was in the third quintile of its performance universe for the nine-month period and in the first quintile for the one-year and three-year periods. The Board also observed that the Fund’s investment performance was lower than that of the Lipper Variable Underlying Funds Large-Cap Core Index for the nine-month period and higher than that of the Index for the one-year and three-year periods. The Board also noted that the Fund’s investment objective, strategy, and investment team were identical to those of Lord Abbett Research Fund, Inc. — Classic Stock Fund and that the investment performance of the Class A shares of Classic Stock Fund was in the first quintile of its performance universe for the five-year and ten-year periods and higher than that of the Lipper Large-Cap Core Index for those periods.

27

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group information was based, and noted that such fiscal periods ended before September 30, 2009. The Board noted that the expense levels of the peer group likely would have been different for periods ending September 30, 2009, due to the lower asset levels prevailing in the mutual fund industry during much of 2009. The Board also observed that the Fund’s transfer agency expenses were likely to decrease in 2010, as a result of renegotiation of the transfer agency agreement. It also considered the amount and nature of the fees paid by shareholders. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement to April 30, 2009 that limited all expenses other than management fees to 0.40%, but that Lord Abbett had not entered into a new agreement, and had made voluntary reimbursements that had the effect of keeping the total expense ratio at approximately 0.95%, which reimbursements it could end at any time. The Board observed that for the nine months ended September 30, 2009 (annualized) the contractual management and administrative services fee rates were approximately five basis points above the median of the peer group and the actual management and administrative services fee rates were approximately eleven basis points above the median of the peer group. The Board also observed that for the nine months ended September 30, 2009 (annualized) the total expense ratio of the Fund was approximately twenty basis points below the median of the peer group. The Board also considered that Lord Abbett voluntarily intended to waive its management fee and/or administrative service fee and/or voluntarily reimburse expenses to maintain the current expense ratio, and considered what the Fund’s expense ratio likely would be if Lord Abbett did not voluntarily waive its fees or reimburse any expenses and how that expense ratio would compare to that of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had decreased in its 2009 fiscal year, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

28

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

For corporate shareholders, 100% of ordinary income distribution paid by the Fund during the fiscal year ended December 31, 2009 qualified for the dividends received deduction.

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Large-Cap Core Portfolio

LASFLCC-2-1209

(2/10)

2009

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Series Fund—Mid Cap Value Portfolio

For the fiscal year ended December 31, 2009

Lord Abbett Series Fund — Mid Cap Value Portfolio

Annual Report

For the fiscal year ended December 31, 2009

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund – Mid Cap Value Portfolio’s performance for the fiscal year ended December 31, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Q: What were the overall market conditions during the fiscal year ended December 31, 2009?

A: After a difficult start to the year, the equity markets (as represented by the S&P 500® Index1) recovered during the balance of the period, ending the year up 26.46%. This improvement enabled some investors to recover a portion of their previous losses.

Overall, most equity asset classes and investing styles trended higher throughout the period. Mid cap stocks (as defined by the Russell MidCap® Index 2) generally outperformed large cap stocks (as measured by the Russell 1000® Index3) and small cap stocks (as measured by the Russell 2000® Index4). Growth stocks (as represented by the Russell 3000® Growth Index5) generally outperformed value stocks (as represented by the Russell 3000® Value Index6) for the fiscal year.

Q: How did the Mid Cap Value Portfolio perform during the fiscal year ended December 31, 2009?

A: The Fund returned 26.62%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index,7 which had a total return of 34.21% over the same period.

1

Q: What were the most significant factors affecting performance?

A: The most significant detractors from the Fund’s performance relative to its benchmark for the 12-month period were the materials and processing, technology, and financial services sectors.

Among the individual holdings that detracted from performance were financial services holding Fifth Third Bancorp (the Fund’s number-one detractor), a diversified financial services company; materials and processing holding Pactiv Corp., a producer of consumer and food service/food packaging products; and healthcare holding King Pharmaceuticals, Inc., a manufacturer and marketer of primarily branded prescription pharmaceutical products.

The most significant contributor to the Fund’s performance relative to its benchmark for the 12-month period was the utilities sector (owing to an underweight position).

Among the individual holdings that contributed to the Fund’s relative performance were healthcare holding Mylan Laboratories, Inc. (the Fund’s number-one contributor), a global generic and specialty pharmaceuticals company; producer durables holding Kansas City Southern, an operator of a railroad system that provides shippers with rail freight services; and consumer discretionary holding Wynn Resorts, Ltd., an operator of luxury hotels and destination casino resorts in Las Vegas, Nevada and Macau, China.

The Fund’s portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

3  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

4  The Russell 2000® Index is composed of 2,000 securities with market values ranging from $25 million to $275 million. The Growth Index is comprised of securities in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth.

5  The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes.

6  The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

2

7  The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks also are members of the Russell 1000® Value index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2009; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell Midcap® Value Index and the S&P MidCap 400 Value Index assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2009

	1 Year	5 Years	10 Years
Class VC	26.62%	-1.27%	7.99%

1    Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/09 – 12/31/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/09	12/31/09	7/1/09 - 12/31/09
Class VC
Actual	$1,000.00	$1,256.60	$6.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.04	$6.21
†	Net expenses are equal to the Fund’s annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half period).

Portfolio Holdings Presented by Sector

December 31, 2009

Sector*	%**
Consumer Discretionary	16.92%
Consumer Staples	1.31%
Energy	12.15%
Financial Services	15.79%
Healthcare	17.15%
Materials & Processing	6.23%
Producer Durables	12.98%
Technology	11.32%
Utilities	4.32%
Short-Term Investment	1.83%
Total	100.00%
*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2009

Investments	Shares	Value (000)
COMMON STOCKS 98.28%

Advertising Agencies 3.15%
Interpublic Group of Cos., Inc. (The)*	1,079,558	$7,967
Omnicom Group, Inc.	175,100	6,855

Total		14,822

Aerospace 0.36%
Curtiss-Wright Corp.	53,651	1,680

Asset Management & Custodian 0.34%
State Street Corp.	36,600	1,594

Auto Parts 1.66%
Autoliv, Inc. (Sweden)(a)	27,000	1,171
WABCO Holdings, Inc.	258,400	6,664

Total		7,835

Banks: Diversified 7.86%
City National Corp.	177,300	8,085
Comerica, Inc.	207,800	6,145
Commerce Bancshares, Inc.	92,085	3,565
Cullen/Frost Bankers, Inc.	104,400	5,220
FirstMerit Corp.	35,400	713
KeyCorp	761,900	4,229
M&T Bank Corp.	102,600	6,863
SunTrust Banks, Inc.	107,400	2,179

Total		36,999

Banks: Savings, Thrift & Mortgage Lending 0.56%
Washington Federal, Inc.	135,300	2,617

Biotechnology 0.49%
Onyx Pharmaceuticals, Inc.*	78,101	2,291

Building Materials 0.27%
Simpson Manufacturing Co., Inc.	47,400	1,275

Investments	Shares	Value (000)
Casinos & Gambling 0.48%
International Game Technology	119,700	$2,247

Chemical: Diversified 0.89%
Celanese Corp. Series A	72,543	2,329
Olin Corp.	106,200	1,861

Total		4,190

Commercial Services: Rental & Leasing 0.43%
GATX Corp.	70,463	2,026

Communications Technology 1.04%
QLogic Corp.*	158,600	2,993
Tellabs, Inc.*	332,748	1,890

Total		4,883

Computer Services, Software & Systems 7.31%
Adobe Systems, Inc.*	184,780	6,796
Autodesk, Inc.*	236,991	6,022
CA, Inc.	177,900	3,996
Diebold, Inc.	147,400	4,193
Intuit, Inc.*	224,600	6,897
McAfee, Inc.*	60,023	2,435
VeriFone Holdings, Inc.*	247,900	4,061

Total		34,400

Consumer Services: Miscellaneous 1.65%
H&R Block, Inc.	168,443	3,810
NutriSystem, Inc.	126,426	3,941

Total		7,751

Containers & Packaging 1.09%
Ball Corp.	98,865	5,111

Diversified Financial Services 2.61%
Lazard Ltd. Class A	258,200	9,804
Raymond James Financial, Inc.	105,418	2,506

Total		12,310

See Notes to Financial Statements.

7

Schedule of Investments (continued)

December 31, 2009

Investments	Shares	Value (000)
Diversified Manufacturing Operations 4.22%
Eaton Corp.	123,600	$7,863
ITT Corp.	92,100	4,581
Pentair, Inc.	45,200	1,460
Tyco International Ltd. (Switzerland)(a)	167,230	5,967

Total		19,871

Diversified Retail 2.21%
Big Lots, Inc.*	145,500	4,217
Family Dollar Stores, Inc.	109,254	3,040
Nordstrom, Inc.	84,000	3,157

Total		10,414

Electronics 0.79%
Trimble Navigation Ltd.*	146,900	3,702

Engineering & Contracting Services 0.72%
Jacobs Engineering Group, Inc.*	90,000	3,385

Financial Data & Systems 0.27%
Jack Henry & Associates, Inc.	55,100	1,274

Foods 1.32%
J.M. Smucker Co. (The)	100,300	6,193

Gas Pipeline 2.58%
El Paso Corp.	376,200	3,698
EQT Corp.	192,400	8,450

Total		12,148

Healthcare Facilities 1.41%
DaVita, Inc.*	112,700	6,620

Healthcare Management Services 1.32%
CIGNA Corp.	109,200	3,851
Humana, Inc.*	54,200	2,379

Total		6,230

Investments	Shares	Value (000)
Healthcare Services 2.19%
HealthSouth Corp.*	183,635	$3,447
McKesson Corp.	109,700	6,856

Total		10,303

Hotel/Motel 3.41%
Hyatt Hotels Corp. Class A*	81,900	2,441
Marriott International, Inc. Class A	225,137	6,135
Starwood Hotels & Resorts Worldwide, Inc.	155,300	5,679
Wynn Resorts Ltd.	30,700	1,788

Total		16,043

Household Equipment/Products 1.01%
Fortune Brands, Inc.	109,600	4,735

Insurance: Multi-Line 1.87%
ACE Ltd. (Switzerland)*(a)	61,919	3,121
Aon Corp.	59,300	2,273
Markel Corp.*	10,000	3,400

Total		8,794

Insurance: Property-Casualty 1.42%
PartnerRe Ltd.	89,348	6,671

Luxury Items 0.32%
Fossil, Inc.*	45,000	1,510

Machinery: Industrial 0.80%
Kennametal, Inc.	146,100	3,787

Medical & Dental Instruments & Supplies 4.33%
Cooper Cos., Inc. (The)	105,348	4,016
DENTSPLY International, Inc.	60,800	2,138
Kinetic Concepts, Inc.*	74,400	2,801
Patterson Cos., Inc.*	298,800	8,360
Zimmer Holdings, Inc.*	52,100	3,080

Total		20,395

See Notes to Financial Statements.

8

Schedule of Investments (continued)

December 31, 2009

Investments	Shares	Value (000)
Medical Equipment 1.10%
Varian Medical Systems, Inc.*	110,200	$5,163

Metal Fabricating 1.71%
Reliance Steel & Aluminum Co.	186,100	8,043

Metals & Minerals: Diversified 0.80%
Agnico-Eagle Mines Ltd. (Canada)(a)	70,095	3,785

Oil: Crude Producers 3.98%
Cabot Oil & Gas Corp.	147,500	6,429
EOG Resources, Inc.	21,895	2,130
Goodrich Petroleum Corp.*	129,900	3,163
Noble Energy, Inc.	71,100	5,064
Range Resources Corp.	38,900	1,939

Total		18,725

Oil: Integrated 1.46%
Williams Cos., Inc. (The)	325,900	6,870

Oil Well Equipment & Services 4.14%
Halliburton Co.	229,760	6,913
Helmerich & Payne, Inc.	60,600	2,417
Nabors Industries Ltd.*	58,600	1,283
Smith International, Inc.	122,300	3,323
Superior Energy Services, Inc.*	228,600	5,553

Total		19,489

Pharmaceuticals 6.33%
AmerisourceBergen Corp.	363,482	9,476
Mylan, Inc.*	393,611	7,254
Warner Chilcott plc Class A (Ireland)*(a)	338,800	9,646
Watson Pharmaceuticals, Inc.*	86,600	3,430

Total		29,806

Investments	Shares	Value (000)
Producer Durables: Miscellaneous 1.01%
SPX Corp.	77,200	$4,223
W.W. Grainger, Inc.	5,544	537

Total		4,760

Railroads 1.85%
Kansas City Southern*	262,355	8,734

Real Estate Investment Trusts 0.87%
Alexandria Real Estate Equities, Inc.	64,000	4,114

Scientific Instruments: Control & Filter 1.75%
Parker Hannifin Corp.	87,900	4,736
Roper Industries, Inc.	66,474	3,481

Total		8,217

Scientific Instruments: Electrical 0.83%
AMETEK, Inc.	101,700	3,889

Scientific Instruments: Pollution Control 0.73%
Republic Services, Inc.	121,062	3,427

Semiconductors & Components 2.20%
Micron Technology, Inc.*	541,500	5,718
Xilinx, Inc.	185,500	4,649

Total		10,367

Shipping 0.29%
Kirby Corp.*	39,697	1,383

Specialty Retail 2.81%
American Eagle Outfitters, Inc.	320,300	5,439
Children’s Place Retail Stores, Inc. (The)*	86,627	2,860
PetSmart, Inc.	148,800	3,971
Pier 1 Imports, Inc.*	188,300	958

Total		13,228

See Notes to Financial Statements.

9

Schedule of Investments (concluded)

December 31, 2009

Investments	Shares	Value (000)
Steel 1.47%
Steel Dynamics, Inc.	156,500	$2,773
United States Steel Corp.	75,500	4,162

Total		6,935

Textiles Apparel & Shoes 0.24%
Guess?, Inc.	26,900	1,138

Utilities: Electrical 1.70%
CMS Energy Corp.	341,618	5,350
Northeast Utilities	102,163	2,635

Total		7,985

Utilities: Gas Distributors 0.85%
Piedmont Natural Gas Co., Inc.	80,270	2,147
Questar Corp.	44,600	1,854

Total		4,001

Utilities: Telecommunications 1.78%
CenturyTel, Inc.	230,819	8,358

Total Common Stocks (cost $381,153,782)		462,523

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 1.83%

Repurchase Agreement
Repurchase Agreement dated 12/31/2009, Zero Coupon due 1/4/2010 with Fixed Income Clearing Corp. collateralized by $8,345,000 of Federal Home Loan Mortgage Corp. at 4.125% due 2/24/2011; value: $8,783,113; proceeds: $8,606,596 (cost $8,606,596)	$8,607	$8,607

Total Investments in Securities 100.11% (cost $389,760,378)		471,130

Liabilities in Excess of Other Assets (0.11%)		(503)

Net Assets 100.00%		$470,627

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

December 31, 2009

ASSETS:
Investments in securities, at value (cost $389,760,378)	$471,129,962
Receivables:
Investment securities sold	3,140,934
Dividends	346,440
Capital shares sold	126,454
Prepaid expenses	4,788
Total assets	474,748,578
LIABILITIES:
Payables:
Investment securities purchased	2,577,977
Capital shares reacquired	908,781
Management fee	286,147
Directors’ fees	84,847
Fund administration	15,381
Accrued expenses and other liabilities	248,909
Total liabilities	4,122,042
NET ASSETS	$470,626,536
COMPOSITION OF NET ASSETS:
Paid-in capital	$713,295,676
Distributions in excess of net investment income	(56,360)
Accumulated net realized loss on investments	(323,982,364)
Net unrealized appreciation on investments	81,369,584
Net Assets	$470,626,536
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	35,502,432
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$13.26

See Notes to Financial Statements.

11

Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Dividends	$7,343,696
Interest	1,640
Total investment income	7,345,336
Expenses:
Management fee	3,237,912
Shareholder servicing	1,676,329
Fund administration	172,688
Reports to shareholders	75,040
Professional	49,421
Custody	28,826
Directors’ fees	14,244
Other	14,166
Gross expenses	5,268,626
Expense reductions (See Note 8)	(966)
Net expenses	5,267,660
Net investment income	2,077,676
Net realized and unrealized gain (loss):
Net realized loss on investments	(227,883,923)
Net realized loss on redemptions in-kind (See Note 6)	(31,304,963)
Net change in unrealized appreciation/depreciation on investments	341,935,651
Net realized and unrealized gain	82,746,765
Net Increase in Net Assets Resulting From Operations	$84,824,441

See Notes to Financial Statements.

12

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Operations:
Net investment income	$2,077,676	$9,628,363
Net realized loss on investments	(227,883,923)	(93,907,465)
Net realized loss on redemptions in-kind (See Note 6)	(31,304,963)	–
Net change in unrealized appreciation/depreciation on investments	341,935,651	(293,182,584)
Net increase (decrease) in net assets resulting from operations	84,824,441	(377,461,686)
Distributions to shareholders from:
Net investment income	(2,048,588)	(9,667,724)
Net realized gain	—	(32,305,496)
Total distributions to shareholders	(2,048,588)	(41,973,220)
Capital share transactions (See Note 11):
Proceeds from sales of shares	28,129,424	60,325,957
Reinvestment of distributions	2,048,588	41,973,219
Cost of shares reacquired	(93,415,185)	(197,658,370)
Redemptions in-kind (See Note 6)	(86,276,287)	–
Net decrease in net assets resulting from capital share transactions	(149,513,460)	(95,359,194)
Net decrease in net assets	(66,737,607)	(514,794,100)
NET ASSETS:
Beginning of year	$537,364,143	$1,052,158,243
End of year	$470,626,536	$537,364,143
Distributions in excess of net investment income	$(56,360)	$(81,846)

See Notes to Financial Statements.

13

Financial Highlights

	Year Ended 12/31
	2009		2008	2007		2006		2005
Per Share Operating Performance
Net asset value, beginning of year	$10.51		$18.90	$21.78		$21.09		$20.79

Investment operations:

Net investment income(a)	.05		.19	.09		.10		.11

Net realized and unrealized gain (loss)	2.76		(7.68)	.07		2.47		1.60

Total from investment operations	2.81		(7.49)	.16		2.57		1.71

Distributions to shareholders from:

Net investment income	(.06)		(.21)	(.10)		(.11)		(.10)

Net realized gain	–		(.69)	(2.94)		(1.77)		(1.31)

Total distributions	(.06)		(.90)	(3.04)		(1.88)		(1.41)

Net asset value, end of year	$13.26		$10.51	$18.90		$21.78		$21.09

Total Return(b)	26.62%		(39.36)%	.58%		12.23%		8.22%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.22%		1.15%	1.12%		1.12%		1.13%

Expenses, excluding expense reductions	1.22%		1.15%	1.12%		1.12%		1.13%

Net investment income	.48%		1.21%	.40%		.48%		.51%

Supplemental Data:
Net assets, end of year (000)	$470,627		$537,364	$1,052,158		$1,226,358		$1,197,020

Portfolio turnover rate	112.51	%(c)	30.43%	35.39	%(c)	27.96	%(c)	24.67%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Includes portfolio securities delivered as a result of redemptions in-kind transactions.

See Notes to Financial Statements.

14

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios (the “Funds”). This report covers the Mid-Cap Value Portfolio (the “Fund”). The Fund is diversified as defined in the Act.

The investment objective of the Fund is capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund offers Variable Contract class shares (“Class VC Shares”) which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns

15

Notes to Financial Statements (continued)

remains open for the fiscal years ended December 31, 2006 through December 31, 2009. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–In accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly SFAS 157), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$462,523	$–	$–	$462,523
Repurchase Agreement	–	8,607	–	8,607
Total	$462,523	$8,607	$–	$471,130
*	See Schedule of Investments for values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2009, the effective management fee paid to Lord Abbett was at an annualized rate of .75% of the Fund’s average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2009, the Fund incurred expenses of $1,609,012 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax

17

Notes to Financial Statements (continued)

regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	Year Ended 12/31/2009	Year Ended 12/31/2008
Distributions paid from:
Ordinary income	$2,048,588	$11,178,159
Net long-term capital gains	—	30,795,061
Total distributions paid	$2,048,588	$41,973,220

As of December 31, 2009, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$28,487
Total undistributed earnings	$28,487
Capital loss carryforwards*	(318,598,838)
Temporary differences	(1,138,113)
Unrealized gains – net	77,039,324
Total accumulated losses – net	$(242,669,140)
*As	of December 31, 2009, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$59,666,300	$258,932,538	$318,598,838

Certain losses incurred after October 31 (“Post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer net capital losses of $1,053,266 during fiscal 2009.

As of December 31, 2009, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$394,090,638
Gross unrealized gain	82,905,706
Gross unrealized loss	(5,866,382)
Net unrealized security gain	$77,039,324

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2009 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(3,602)	$31,308,565	$(31,304,963)

18

Notes to Financial Statements (continued)

The permanent differences are attributable to the tax treatment of certain securities and redemptions in-kind.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments and including redemptions in-kind) for the fiscal year ended December 31, 2009 were as follows:

Purchases	Sales
$468,774,537	$601,560,737

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2009.

6.    REDEMPTIONS IN-KIND

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payments for a redemption of Fund shares (“redemptions in-kind”). For financial reporting purposes, the Fund recognizes a gain on redemptions in-kind to the extent the value of the distributed securities exceeds their costs; the Fund recognizes a loss if cost exceeds value. During the fiscal year ended December 31, 2009, shareholders of the Fund redeemed Fund shares in exchange for Fund portfolio securities, causing the Fund to realize a net loss of $31,304,963.

7.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.    EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an

19

Notes to Financial Statements (concluded)

investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund’s performance.

11.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares sold	2,622,913	4,224,226
Reinvestment of distributions	153,108	4,248,301
Shares reacquired	(8,819,233)	(13,010,723)
Redemptions in-kind	(9,596,917)	–
Decrease	(15,640,129)	(4,538,196)

12.    SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC Topic 855 (formerly SFAS 165), Subsequent Events, adopted by the Fund as of December 31, 2009, management has evaluated subsequent events existing in the Fund’s financial statements through February 16, 2010. Management has determined that there were no material subsequent events that would require recognition or additional disclosure in the Fund’s financial statements through this date.

13.    RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued Accounting Standards Update 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 provides clarifications to existing disclosures required by ASC 820 as well as amends ASC 820 to require certain new disclosures. ASU 2010-06 is substantially effective for interim and annual reporting periods beginning after December 15, 2009. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Fund’s financial statement disclosures.

20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mid-Cap Value Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid-Cap Value Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 16, 2010

21

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995, Chairman since 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).	Currently serves as director of Crane Co. (since 1984), Huttig Building Products Inc. (since 1998) and R.H. Donnelley Inc. (since 2009).

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush – O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

22

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the titles and positions listed under the “Principal Occupation” column indicate the officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

24

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Director and Portfolio Manager, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

25

Approval of Advisory Contract

At meetings held on December 16 and 17, 2009, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC. (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the “performance universe”) and to the investment performance of an appropriate securities index, (2) information on the expense ratios, effective management fee rates, and other expense components, for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett’s financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the Fund’s investment performance was in the fifth quintile of its performance universe for the nine-month, three-year, and five-year periods, in the fourth quintile for the one-year period, and in the second quintile for the ten-year periods. The Board also observed that the investment performance was lower than that of the Lipper Variable Underlying Funds Mid-Cap Value Index for the nine-month, one-year, three-year, and five-year periods and higher than that of the Index for the ten-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment

26

management personnel. The Board also observed that in 2008, one of the Fund’s portfolio managers, Edward von der Linde, had resigned from Lord Abbett, at which time Jeff Diamond began assisting Howard Hansen, the Fund’s other portfolio manager, and with him exercised primarily responsibility for the daily management of the Fund’s portfolio. The Board also observed that in 2009, Mr. Hansen resigned from Lord Abbett, at which time Robert Fetch joined Mr. Diamond in exercising primarily responsibility for the daily management of the Fund’s portfolio. The Board noted that Mr. Fetch had a very strong long-term performance record managing the Lord Abbett Small Cap Value Fund. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group information was based, and noted that such periods ended before September 30, 2009. The Board noted that the expense levels of the peer group likely would have been different for periods ending September 30, 2009, due to the lower asset levels prevailing in the mutual fund industry during much of 2009. The Board also observed that the Fund’s transfer agency expenses were likely to decrease in 2010, as a result of renegotiation of the transfer agency agreement. It also considered the amount and nature of the fees paid by shareholders. The Board observed that for the year-to-date period ended September 30, 2009 (annualized) the contractual management and administrative services fee rates were approximately two basis points above the median of the peer group and the actual management and administrative services fee rates were approximately the same as the median of the peer group. The Board also observed that for the year-to-date period ended September 30, 2009 (annualized) the total expense ratio of the Fund was approximately twenty-one basis points above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had decreased in its 2009 fiscal year, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

27

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

For corporate shareholders, 100% of the ordinary income distribution paid by the Fund during the fiscal year ended December 31, 2009 qualified for the dividends received deduction.

29

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Mid-Cap Value Portfolio

LASFMCV-2-1209

(02/10)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2009 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2009 and 2008 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2009	2008
Audit Fees {a}	$282,500	$282,500
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	282,500	282,500

Tax Fees {b}	46,936	47,082
All Other Fees	- 0 -	- 0 -

Total Fees	$329,436	$329,582

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2009 and 2008 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b)
through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2009 and 2008 were:

	Fiscal year ended:
	2009	2008
All Other Fees {a}	$161,385	$155,939

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2009 and 2008 were:

	Fiscal year ended:
	2009	2008
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics — Not applicable.

(a)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SERIES FUND, INC.

By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: February 16, 2010

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: February 16, 2010

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 16, 2010